[front cover]                                                     June 30, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

             [graphic of computer terminal, keyboard and eyeglasses]

AMERICAN CENTURY GROUP
-----------------------
EQUITY GROWTH
INCOME & GROWTH

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                 Century(reg.sm)
[inside front cover]


A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

Why We Changed

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable while helping you keep abreast of your fund's strategy and performance.

What's New

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but reduces the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative and user-friendly publication.

We hope you enjoy it.


[left margin]

American Century Group
Equity Growth
(BEQGX)

American Century Group
Income & Growth
(BIGRX)

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     U.S. stocks have posted historic returns over the last few years. The first six months of 1998 continued this momentum, despite some slowing in the second quarter due to the economic and financial crisis in Asia. Large companies once again outpaced smaller ones, and growth stocks continued to outperform value stocks.

     We continue to believe U.S. stocks should produce fine results over the long run. Corporate America is in good health. While the crisis in Asia has affected earnings in some areas, the overall U.S. economy is sound.

     Furthermore, the market is composed of individual businesses, and there are still attractive opportunities--companies whose earnings growth or value has not been fully recognized, or that have been discounted due to temporary factors.

     The ability of the quantitative equity teams that manage Equity Growth and Income & Growth to find these opportunities is clearly reflected in the funds' excellent performance during the first half of the year. Both funds outperformed the S&P 500 for the period, as well as for the one-year and three-year periods ended June 30, 1998.

     Turning to the subject of distributions, please note the following policy changes. Both Equity Growth and Income & Growth paid capital gains distributions in March 1998 as well as in December 1997. The funds will continue on this March-December capital gains distribution schedule going forward. The March distribution allows the funds to promptly distribute capital gains realized between the IRS's October 31 deadline for December distributions and the funds' December 31 fiscal year end.

     In addition, Income & Growth, which has historically paid dividends on a monthly basis, recently began paying dividends on a quarterly basis. This will make the fund's distribution policy consistent with other American Century income and equity funds. Distributions are described in greater detail in the "Distributions" section of your prospectus.

     Finally, we hope you like the new design of this report. It's intended to make the important information you need about our funds easier to find and read.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

           Table of Contents
   Report Highlights ........................................................  2
   Market Perspective .......................................................  3
EQUITY GROWTH
   Performance Information ..................................................  5
   Management Q&A ...........................................................  6
   Schedule of Investments ..................................................  9
INCOME & GROWTH
   Performance Information .................................................. 13
   Management Q&A ........................................................... 14
   Schedule of Investments .................................................. 17
FINANCIAL STATEMENTS
   Statements of Assets and
   Liabilities .............................................................. 22
   Statements of Operations ................................................. 23
   Statements of Changes
   in Net Assets ............................................................ 24
   Notes to Financial
   Statements ............................................................... 25
   Financial Highlights ..................................................... 29
OTHER INFORMATION
   Share Class and Retirement
   Account Information ...................................................... 35
   Background Information
      Investment Philosophy
      and Policies .......................................................... 36
      Comparative Indices ................................................... 36
      Lipper Rankings ....................................................... 36
      Investment Team
      Leaders ............................................................... 36
   Glossary ................................................................. 37


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The S&P 500's recent climb has been very steep. Calendar 1995-1997 marked one of the best three-year performance runs on record for the index.

* The sharp ascent continued during the first six months of 1998. The S&P 500 gained 17.66%.

* The stocks of large companies continued to outperform those of midsize and small companies.

* Market leadership has been narrow; the returns of the 100 biggest companies in the S&P 500 outdistanced the remaining 400.

* Stocks owe much of their success to a robust economy with minimal inflation. The U.S. economy is demonstrating a vigor we haven't seen in a generation.

* Many U.S. companies are enjoying extraordinarily high profitability. The positive business climate is encouraging money to flow into the stock market in record volumes.

* By most traditional measures, stock prices are expensive. Earnings multiples have hit historical highs, and dividend yields have fallen to historical lows.

* An upturn in inflation or a substantial decline in corporate earnings could derail the financial markets. Investor expectations are running high. In this environment, stocks could prove vulnerable to disappointments.

EQUITY GROWTH

* Equity Growth continued to outperform the S&P 500 and the average growth fund, according to Lipper Analytical Services. (See Total Returns on page 5.)

* We shifted away from cyclical stocks, which tend to be sensitive to changes in the economy, and into areas like banking, financial services, insurance and communications services, that are less influenced by economic strength or weakness.

* Going forward, we will continue to add shares of companies that have improving earnings forecasts and appear undervalued.

INCOME & GROWTH

* Income & Growth outpaced the returns of the S&P 500 and the average growth and income fund, according the Lipper Analytical Services. (See Total Returns on page 13.)

* Income & Growth benefited from its concentration in S&P 500 stocks, our quantitative approach to managing the portfolio and our policy of remaining fully invested in stocks.

* Our quantitative models found many attractive stocks in industries like banking, communications services, financial services, and utilities.


[left margin]

"MANY U.S. COMPANIES ARE ENJOYING EXTRAORDINARILY HIGH PROFITABILITY. THE POSITIVE BUSINESS CLIMATE IS ENCOURAGING MONEY TO FLOW INTO THE STOCK MARKET IN RECORD VOLUMES."

               EQUITY GROWTH(1)
                   (BEQGX)
TOTAL RETURNS:               AS OF 6/30/98
    6 Months                     18.34%(2)
    1 Year                          37.74%
NET ASSETS:                   $1.5 billion
INCEPTION DATE:                     5/9/91

              INCOME & GROWTH(1)
                   (BIGRX)
TOTAL RETURNS:               AS OF 6/30/98
    6 Months                     17.79%(2)
    1 Year                          34.46%
NET ASSETS:                   $3.2 billion
INCEPTION DATE:                   12/17/90

(1)  Investor Class.
(2)  Not annualized.

See Total Returns on pages 5 and 13. Investment terms are defined in the Glossary on page 37.


2       1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon]
Mark Mallon, head of conservative equity, specialty, and asset allocation funds at American Century

A POWERFUL UPSLOPE

     Just how quickly has the stock market appreciated over the past few years? It took approximately 16 years, from 1970-1985, for the Standard & Poor's 500 Index to double. Only six years later, it had doubled again, and roughly five years after that, in early 1997, it had doubled once more, to 800. As the accompanying chart illustrates, the S&P 500's recent climb has been very steep. At the end of June 1998, the index was just over 1100.

     Looked at another way, calendar 1995-1997 marked one of the best three-year performance runs on record. It was, in fact, the most consistent performance ever for large-stock indices such as the S&P 500. All three years saw returns of more than 20%. During the first half of 1998, the S&P 500 barely paused to catch its breath, gaining 17.66%. Lower corporate earnings, a tight U.S. labor market, and the ongoing economic crisis in Asia caused only minor pullbacks in the second quarter of 1998.

A POWERHOUSE ECONOMY

     Stocks owe much of their success to a robust economy with minimal inflation. The U.S. economy is currently demonstrating a vigor we haven't seen in a generation:

*   U.S. economic growth hit 3.9% in 1997 and 5.5% in the first quarter of 1998.

*   Inflation was a mere 1.7% for the year ended June 30.

*   In 1997, prices rose at the slowest pace in 12 years.

*   Nominal interest rates are among the lowest since the 1960s.

*   Unemployment in 1997 was the lowest in 28 years.

*   The U.S. government is projecting the first budget surplus in 30 years.

     A successful market is also tied to the success of individual companies. Earnings growth and productivity are at the top of the business agenda. We are among the most technologically proficient of the industrial nations, and as a result, U.S. companies are enjoying extraordinarily high profitability. A wave of mergers, involving such high-profile names as Travelers Group and Citicorp, has, in general, increased efficiency and boosted profits.

     In 1997 and the first quarter of 1998, earnings growth slowed, but only after a double-digit growth spurt that lasted five years. Given the positive business climate, it's not surprising stocks remain such a popular investment and that cash continues to flow into the market at record volumes.

     However, by most traditional measures, stock prices are expensive. The average stock in the S&P 500 now costs more than 25 times last year's earnings, a historical high. Corporate assets are


[right margin]

"STOCKS OWE MUCH OF THEIR SUCCESS TO A ROBUST ECONOMY WITH MINIMAL INFLATION."

MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
S&P 500                      17.66%
S&P MIDCAP 400                8.63%
RUSSELL 2000                  4.93%

Source: Lipper Analytical Services, Inc.

These   indices    represent   the   performance   of   large-,    medium-   and
small-capitalization stocks.


[mountain chart - data below]

S&P 500 PERFORMANCE
FROM DECEMBER 1970 TO DECEMBER 1997

DATE             PRICE
12/70            92.15
12/71           102.09
12/72           118.05
12/73            97.55
12/74            68.56
12/75            90.19
12/76           107.46
12/77            95.10
12/78            96.11
12/79           107.94
12/80           135.76
12/81           122.55
12/82           140.64
12/83           164.93
12/84           167.24
12/85           211.28
12/86           242.17
12/87           247.08
12/88           277.72
12/89           353.40
12/90           330.22
12/91           417.09
12/92           435.71
12/93           466.45
12/94           459.27
12/95           615.93
12/96           740.74
12/97           970.43

Source: Bloomberg Financial Markets


                                                  www.americancentury.com      3


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)

also richly valued. Investors are paying roughly five times balance sheet assets, or twice the historical average. The dividend yield on the average S&P stock has fallen to less than 1.5%, another record.

BIG WAS BETTER, GROWTH WAS IN

     As the accompanying charts make clear, large companies (as reflected in the S&P 500) have continued to outperform midsize and small companies in the first half of 1998. Leadership has been narrow. The largest 100 stocks in the S&P, measured by market value, have outdistanced the remaining 400. And the very largest--GE, Coca-Cola, Microsoft, and other household names--have posted the biggest gains. These high-profile stocks are in vogue because they are liquid--that is, easier to trade in large quantities. In theory, their liquidity should make them easier to exit if the stock market slips.

     The fascination with growth and size has been prevalent for several years. It was also popular a generation ago, in the early 1970s, when the "Nifty Fifty" (companies that were also household names) provided the performance fireworks.

EARNINGS, INFLATION, AND INTEREST RATES

     What could derail the financial markets? An upturn in inflation or a substantial decline in earnings probably could. You don't have to look further than the second and third quarters of 1998, when the Asian crisis threatened earnings. In late 1997, the spike in oil prices, combined with the deepening Asian crisis, also raised the specter of higher inflation and lower earnings, and stocks fell back.

     If inflation picks up, interest rates are likely to rise as the Federal Reserve tries to head off inflation by pushing rates higher. Higher interest rates increase the cost of borrowing for everyone, from corporations to prospective home buyers, and thus tend to slow economic growth and dampen inflation.

     In 1997, inflation failed to take off. Oil prices went into a tailspin when Asian demand fell. In early 1998, as crude oil prices hit a nine-year low, interest rates declined and stocks soared even though the fallout from Asia still threatened to slow both corporate earnings and U.S. economic growth.

     This has been a very resilient market. But investor expectations are running high, which is reflected in the S&P 500's steep climb over the last three and a half years. In this environment, stocks could prove vulnerable to disappointments.


[left margin]

"LARGE COMPANIES CONTINUED TO OUTPERFORM MIDSIZE AND SMALL COMPANIES IN THE FIRST HALF OF 1998."

[line chart - data below]

MARKET PERFORMANCE (Growth of $1.00)
For the six months ended June 30, 1998

               S&P 500      S&P MidCap 400    Russell 2000
12/31/97        $1.00           $1.00             $1.00
1/31/98         $1.01           $0.98             $0.98
2/28/98         $1.08           $1.06             $1.06
3/31/98         $1.14           $1.11             $1.10
4/30/98         $1.15           $1.13             $1.11
5/31/98         $1.13           $1.08             $1.05
6/30/98         $1.18           $1.09             $1.05


4       1-800-345-2021


Equity Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 1998
                               INVESTOR CLASS                                 ADVISOR CLASS         INSTITUTIONAL CLASS
                             (INCEPTION 5/9/91)                            (INCEPTION 10/1/97)       (INCEPTION 1/2/98)
                                              GROWTH FUNDS(2)
             EQUITY GROWTH   S&P 500  AVERAGE RETURN   FUND'S RANKING   EQUITY GROWTH   S&P 500   EQUITY GROWTH   S&P 500
-------------------------------------------------------------------------------------------------------------------------
6 MONTHS(1) ...  18.34%      17.66%      15.10%             --             18.23%        17.66%         --           --
1 YEAR ........  37.74%      30.03%      25.38%        65 OUT OF 884         --            --           --           --
-------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS .......  32.04%      30.16%      23.85%        25 OUT OF 560         --            --           --           --
5 YEARS .......  23.61%      23.03%      18.91%        32 OUT OF 338         --            --           --           --
LIFE OF FUND ..  20.34%      19.38%      16.71%        30 OUT OF 226       17.63%        18.12%       18.34%       17.10%

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

See pages 35-37 for more information about share classes, returns, the comparative index and Lipper fund rankings.


[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 6/30/98
Equity Growth      $37,519
S&P 500            $35,447

                   Equity Growth              S&P 500
DATE                 ACCT VALUE             ACCT VALUE
5/9/91 (INCEP)         $10,000                $10,000
06/30/91                $9,640                 $9,769
09/30/91               $10,379                $10,291
12/31/91               $11,748                $11,147
03/31/92               $11,129                $10,867
06/30/92               $10,923                $11,074
09/30/92               $11,291                $11,423
12/31/92               $12,233                $11,995
03/31/93               $12,774                $12,518
06/30/93               $12,999                $12,577
09/30/93               $13,698                $12,901
12/31/93               $13,630                $13,199
03/31/94               $12,997                $12,703
06/30/94               $13,178                $12,757
09/30/94               $13,680                $13,380
12/31/94               $13,599                $13,378
03/31/95               $14,866                $14,677
06/30/95               $16,299                $16,073
09/30/95               $17,322                $17,347
12/31/95               $18,299                $18,388
03/31/96               $19,448                $19,374
06/30/96               $20,248                $20,239
09/30/96               $21,170                $20,861
12/31/96               $23,302                $22,603
03/31/97               $23,618                $23,213
06/30/97               $27,239                $27,261
09/30/97               $30,938                $29,289
12/31/97               $31,705                $30,127
03/31/98               $36,732                $34,321
06/30/98               $37,519                $35,447

$10,000 investment made 5/9/91


[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND
(periods ended June 30)

          Equity Growth       S&P 500
6/91*         -3.60%          -2.31%
6/92          13.31%          13.36%
6/93          19.00%          13.57%
6/94           1.37%           1.43%
6/95          23.69%          25.99%
6/96          24.23%          25.92%
6/97          34.53%          34.69%
6/98          37.74%          30.03%

These charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The S&P 500 is provided for comparison in each chart. Equity Growth's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

* From 5/9/91 (the fund's inception date) to 6/30/91.


                                                  www.americancentury.com      5


Equity Growth--Q&A
--------------------------------------------------------------------------------

     An interview with Bill Martin and Jeff Tyler, portfolio managers on the Equity Growth fund investment team.

HOW DID THE FUND PERFORM FOR THE FIRST HALF OF 1998?

     Equity Growth continued to outperform its U.S. stock market benchmark and its growth fund peer group average. The fund returned 18.34%*, compared to the 17.66% return of the S&P 500 and the 15.10% average return of the 1,012 "Growth Funds" tracked by Lipper Analytical Services.

     Equity Growth's consistently strong performance was reflected in the fact that it also outperformed the S&P 500 and average growth fund for the one-, three- and five-year periods ended June 30, 1998. (See the Total Returns table on the previous page for other fund performance comparisons.)

EQUITY GROWTH HAS ATTRACTED ATTENTION FROM THE FINANCIAL MEDIA, DUE BOTH TO ITS OUTSTANDING PERFORMANCE AND THE UNIQUE WAY YOU MANAGE ITS PORTFOLIO. HOW WOULD YOU BEST DESCRIBE YOUR MANAGEMENT APPROACH?

     "Enhanced indexing" and an "active quantitative approach" are two phrases we like to use to describe how we manage Equity Growth. We basically blend two investment techniques-- quantitative and discretionary (which we'll describe further as we go along)--to create a disciplined, but still somewhat flexible, approach to managing the portfolio.

     On the quantitative (computer-driven) side, we use the S&P 500 as a benchmark to measure the fund's performance and structure. With the index in mind, we employ several computer models to help us choose a core portfolio of stocks that will closely track the index's performance. We also employ the models to look for stocks of companies that meet our strict investment criteria. We weight heavily growth and value factors, including whether the company is demonstrating solid or improving earnings, and if the stock is attractively priced compared with similar stocks. Our core portfolio strategy is appealing because several stock indices, particularly the S&P 500, have historically outperformed most stock funds. This strategy also allows us to keep the portfolio well diversified, helping to manage risk.

     On the discretionary side (fund manager's decisions), we augment the core portfolio with stocks that we believe have potential to outperform the core holdings. To improve our chances of finding these opportunities, we screen, with our growth and value models, a universe of 1500 stocks, rather than limit the portfolio to only the stocks in the S&P 500. This allows us to include small- and mid-cap stocks that offer additional return-enhancing potential. It is important to note that although the fund can invest in non-equity securities, the S&P 500 is solely comprised of stocks.

SO YOUR BASIC INTENT IS TO BEAT THE  S&P 500?

     Exactly. And as demonstrated by the returns on page 5, we have been successful so far. Of course, investors should keep in mind that the 20-30% annual returns provided by the S&P 500 and the fund in recent years cannot go on forever. It's also possible for the fund to underperform the S&P 500.

* All fund returns referenced in this interview are for Investor Class shares.


[left margin]

"EQUITY GROWTH'S CONSISTENTLY STRONG PERFORMANCE WAS REFLECTED IN THE FACT THAT IT ALSO OUTPERFORMED THE S&P 500 AND THE AVERAGE GROWTH FUND FOR THE ONE-, THREE- AND FIVE-YEAR PERIODS ENDED JUNE 30, 1998."

PORTFOLIO AT A GLANCE
                             6/30/98          12/31/97
NUMBER OF COMPANIES            178               165
DIVIDEND YIELD                1.50%             1.87%
PRICE/EARNINGS RATIO          19.4              16.8
PORTFOLIO TURNOVER           53%(1)            161%(2)
EXPENSE RATIO (FOR
  INVESTOR CLASS)           0.69%(3)            0.67%

(1)  Six months ended 6/30/98.
(2)  Year ended 12/31/97.
(3)  Annualized.

Investment terms are defined in the Glossary on page 37.


6       1-800-345-2021


Equity Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

CAN YOU GIVE AN EXAMPLE OF WHAT MIGHT CAUSE EQUITY GROWTH TO UNDERPERFORM THE S&P 500?

     Yes. The fund actually underperformed the index during the second quarter of 1998, when it returned 2.14% compared to 3.28% for the index. Equity Growth's somewhat defensive position dampened returns slightly. We underweighted several blue-chip consumer growth stocks, such as Coca-Cola, General Electric and Gillette, compared with the S&P 500 because our models indicated they were overvalued. However, these stocks ended up performing better than we thought they would.

     We face the possibility of underperformance against the index anytime we overweight or underweight a stock or sector compared to the S&P 500. What saves us from hurting the fund too much is the discipline that's built into our approach--we have to track the benchmark, maintain broad diversification in the portfolio and only underweight and overweight stocks and sectors within specified ranges.

YOU SAID THAT THE FUND WAS IN A "SOMEWHAT DEFENSIVE POSITION." WHAT DO YOU MEAN BY THAT?

     The Asian crisis and its potential impact on corporate earnings made us more cautious. As we alluded to in the example above, we paid close attention to the value component of our stock-valuation model. We also shifted some assets into more defensive (less cyclical) sectors of the market -- ones that we believe are likely to maintain relatively stable earnings even if the U.S. economy should suffer an Asia-related downturn. We also increased our holdings in sectors and companies that have relatively little Asia exposure.

     Shifting out of cyclical stocks meant selling auto stocks such as Ford. We moved instead into banking, financial services, insurance and communications services companies including Chase Manhattan, Travelers, Allstate and AT&T (each was a top 10 holding as of June 30). Banks, financial services and insurance companies have demonstrated solid earnings growth. Operating efficiencies are also being improved in these industries due to consolidation. Additionally, the financial sector could benefit from falling interest rates that would likely accompany an economic downturn.

     Communications services companies are considered a defensive holding. Most of their operations are based in the U.S., and most of their income is derived domestically. In addition, they have experienced earnings growth and industry consolidation.

     The chart on page 8 shows how we've increased our holdings in financial services, banking, communications services and insurance. Some of the increase was due to stock price appreciation. These sectors performed well during the six-month period.

THE CHART ALSO SHOWS THAT YOU NEARLY DOUBLED YOUR POSITION IN COMPUTER SOFTWARE COMPANIES. THAT DOESN'T SOUND VERY DEFENSIVE. WHY DID YOU MAKE THIS CHANGE?

     Some of the increase was the result of stock price appreciation. Software firms rebounded from the declines they suffered late last year when the first wave of bad news about Asia caused the entire technology sector to fall sharply. Software companies became attractive again for an important reason --many make products to help companies


[right margin]

"WE MOVED INTO BANKING, FINANCIAL SERVICES, INSURANCE AND COMMUNICATIONS SERVICES COMPANIES SUCH AS CHASE MANHATTAN, TRAVELERS, ALLSTATE AND AT&T."

TOP TEN HOLDINGS
                                        % OF FUND INVESTMENTS
                                       AS OF            AS OF
                                      6/30/98         12/31/97
TRAVELERS GROUP, INC.                  4.1%             0.5%

MORGAN STANLEY
     DEAN WITTER,
     DISCOVER & CO.                    3.5%             4.0%

CHASE MANHATTAN
     CORP.                             3.4%             1.6%

UNITED TECHNOLOGIES
     CORP.                             2.8%             2.6%

BELLSOUTH CORP.                        2.7%             2.5%

MICROSOFT CORP.                        2.7%             2.7%

AT&T CORP.                             2.6%              --

FIRST UNION CORP.                      2.4%             2.7%

ALLSTATE CORP.                         2.3%              --

CATERPILLAR INC.                       2.2%             2.0%


                                                  www.americancentury.com      7


Equity Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

address the Year 2000 (Y2K) problem. The Y2K problem is huge, so investor demand is high for companies that have any sort of Y2K problem-solving connection.

LOOKING AHEAD, WHAT IS YOUR STOCK MARKET OUTLOOK FOR THE REST OF 1998?

     Corporate earnings and U.S. economic growth have clearly been affected by the Asian crisis, and investors have grown nervous. Until definite plans are set in motion to alleviate Asia's financial and economic crisis, U.S. corporations deriving a large portion of their profits from Asia could see continued share price volatility.

     We are also concerned that high stock valuations (especially among larger stocks) could increase market volatility in the months ahead. Shares of companies failing to meet or exceed investor expectations for profit growth were pummeled in 1997 and continue to be hammered in 1998. Another uncertainty is whether the strong cash flows into stock mutual funds--$130.5 billion in the first half of this year alone--will continue.

     On a positive note, the U.S. economy continues to expand, with historically low inflation and unemployment. Interest rates are very low, allowing corporations to borrow funds to finance new projects and expand their businesses. There seems to be very little likelihood that inflation will reappear in 1998, and low inflation has typically had a positive impact on stock market performance. One could argue that there has been a bull market in U.S. stocks ever since the Federal Reserve brought inflation under control in the 1980s.

WHAT ARE YOUR PLANS FOR MANAGING EQUITY GROWTH IN THE NEXT SIX MONTHS?

     Our optimism about inflation notwithstanding, we believe Asian turmoil will continue to be a key factor in future market movements. As a result, we will probably maintain the portfolio's slightly defensive stance. The low-inflation and low-interest-rate environment should provide a potentially ideal climate for many sectors to continue producing solid returns.

     Keeping the fund fully invested in stocks will also remain a priority. This should enhance returns if the market rallies further. However, if the market sells off, being fully invested could also hurt returns. To mitigate such a possibility, we will continue looking to add shares of companies whose earnings are improving and that appear to be undervalued. We believe this strategy will provide investors with attractive returns and an acceptable level of risk.


[left margin]

"ON A POSITIVE NOTE, THE U.S. ECONOMY CONTINUES TO EXPAND, WITH HISTORICALLY LOW INFLATION AND UNEMPLOYMENT."

TOP FIVE INDUSTRIES
                                         % OF FUND INVESTMENTS
                                       AS OF             AS OF
                                      6/30/98           12/31/97
FINANCIAL SERVICES                     12.4%              9.6%

BANKING                                11.0%              7.8%

COMPUTER SOFTWARE
     & SERVICES                         9.4%              4.7%

COMMUNICATIONS
     SERVICES                           7.7%              5.7%

INSURANCE                               6.5%              5.0%


8            1-800-345-2021


Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

Shares                                                                  Value
-------------------------------------------------------------------------------
COMMON STOCKS
AEROSPACE & DEFENSE--6.2%
                 121,100   Cordant Technologies Inc.                  $5,585,738
                 655,800   General Dynamics Corp.                     30,494,700
                 277,500   Goodrich (B.F.) Company (The)              13,770,938
                  41,300   Gulfstream Aerospace Corp.(1)               1,920,450
                  35,000   Raytheon Co. Cl A                           2,016,875
                 478,800   United Technologies Corp.                  44,289,000
                                                                 ---------------
                                                                      98,077,701
                                                                 ---------------
AIRLINES--0.4%
                  35,800   AMR Corp.(1)                                2,980,350
                  10,600   Delta Air Lines Inc.                        1,370,050
                  17,100   US Airways Group Inc.(1)                    1,355,175
                                                                 ---------------
                                                                       5,705,575
                                                                 ---------------
AUTOMOBILES & AUTO PARTS--2.0%
                  67,700   Arvin Industries, Inc.                      2,458,356
                  69,800   Chrysler Corp.                              3,934,975
                  99,700   Fleetwood Enterprises, Inc.                 3,988,000
                 358,000   Ford Motor Co.                             21,122,000
                                                                 ---------------
                                                                      31,503,331
                                                                 ---------------
BANKING--11.0%
                 314,600   Banc One Corp.                             17,558,613
                 242,900   BankAmerica Corp.                          20,995,669
                  60,200   Bankers Trust New York Corp.                6,986,963
                 713,800   Chase Manhattan Corp.(2)                   53,891,900
                  69,600   First Chicago NBD Corp.                     6,168,300
                 655,500   First Union Corp.(2)                       38,182,875
                  46,900   GreenPoint Financial Corp.                  1,764,613
                 220,600   Imperial Bancorp(1)                         6,618,000
                 276,600   NationsBank Corp.                          21,159,900
                  20,750   Valley National Bancorp                       601,750
                                                                 ---------------
                                                                     173,928,583
                                                                 ---------------
BIOTECHNOLOGY--0.5%
                 278,700   Genzyme Corp.(1)                            7,089,431
                                                                 ---------------

BUILDING & HOME IMPROVEMENTS--0.8%
                  25,500   Centex Construction Products Inc.             981,750
                  45,200   Lone Star Industries, Inc.                  3,483,225
                 237,500   Premark International, Inc.                 7,659,375
                                                                 ---------------
                                                                      12,124,350
                                                                 ---------------
BUSINESS SERVICES & SUPPLIES--1.0%
                  32,700   Cendant Corp.(1)                              682,613
                 256,800   Dun & Bradstreet Corp. (The)(1)             9,276,900
                  95,400   Omnicom Group Inc.                          4,758,075
                  50,100   True North Communications Inc.              1,465,425
                                                                 ---------------
                                                                      16,183,013
                                                                 ---------------

Shares                                                                  Value
-------------------------------------------------------------------------------
CHEMICALS & RESINS--1.6%
                 162,700   Dow Chemical Co.                          $15,731,056
                 122,600   du Pont (E.I.) de Nemours & Co.             9,149,025
                                                                 ---------------
                                                                      24,880,081
                                                                 ---------------
COMMUNICATIONS EQUIPMENT--1.1%
                 200,800   Lucent Technologies Inc.                   16,704,050
                                                                 ---------------

COMMUNICATIONS SERVICES--7.7%
                 716,100   AT&T Corp.                                 40,907,213
                 443,000   Ameritech Corp.                            19,879,625
                 647,100   BellSouth Corp.(2)                         43,436,588
                  37,100   GTE Corp.                                   2,063,688
                 155,500   SBC Communications Inc.                     6,220,000
                 184,700   U S WEST Communications
                              Group                                    8,680,900
                                                                 ---------------
                                                                     121,188,014
                                                                 ---------------
COMPUTER PERIPHERALS--0.6%
                  25,000   Cisco Systems Inc.(1)                       2,302,344
                  34,800   Dialogic Corp.(1)                           1,030,950
                  62,100   Lexmark International Group,
                              Inc. Cl A(1)                             3,788,100
                  50,000   SCI Systems, Inc.(1)                        1,881,250
                                                                 ---------------
                                                                       9,002,644
                                                                 ---------------
COMPUTER SOFTWARE & SERVICES--9.4%
                  41,800   Arbor Software Corp.(1)                     1,323,231
                 102,300   Autodesk, Inc.                              3,941,747
                  48,800   CDW Computer Centers, Inc.(1)               2,443,050
                  16,500   Citrix Systems, Inc.(1)                     1,128,703
                  99,800   Compuware Corp.(1)                          5,099,156
                  85,500   Concord EFS, Inc.(1)                        2,233,688
                 153,100   DataWorks Corp.(1)                          2,038,144
                 747,700   Electronic Data Systems Corp.              29,908,000
                 282,400   HBO & Co.                                   9,963,425
                 396,800   Microsoft Corp.(1)                         43,015,600
                 447,000   Oracle Systems Corp.(1)                    10,965,469
                  35,800   PeopleSoft, Inc.(1)                         1,681,481
                  76,400   PLATINUM Technology, Inc.(1)                2,184,563
                  31,100   Shared Medical Systems Corp.                2,283,906
                 346,800   Sterling Software, Inc.(1)                 10,252,275
                 274,400   Symantec Corp.(1)                           7,151,550
                  52,600   Systems & Computer Technology
                              Corp.(1)                                 1,433,350
                 330,200   Unisys Corp.(1)                             9,328,150
                  41,700   Visio Corp.(1)                              1,996,388
                                                                 ---------------
                                                                     148,371,876
                                                                 ---------------
COMPUTER SYSTEMS--1.8%
                 124,500   Apple Computer, Inc.(1)                     3,575,484
                  51,300   Dell Computer Corp.(1)                      4,759,678
                 110,300   Hewlett-Packard Co.                         6,604,213

See Notes to Financial Statements


                                               www.americancentury.com        9


Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (continued)
JUNE 30, 1998 (UNAUDITED)

Shares                                                                  Value
-------------------------------------------------------------------------------
                  22,300   International Business Machines
                              Corp.                                   $2,560,319
                 245,800   Sun Microsystems, Inc.(1)                  10,684,619
                                                                 ---------------
                                                                      28,184,313
                                                                 ---------------
CONSTRUCTION & PROPERTY
DEVELOPMENT--0.5%
                  42,600   Fluor Corp.                                 2,172,600
                  83,400   Harsco Corp.                                3,820,763
                  59,700   McDermott (J. Ray) S.A.(1)                  2,477,550
                                                                 ---------------
                                                                       8,470,913
                                                                 ---------------
CONSUMER PRODUCTS--1.8%
                 192,500   National Service Industries                 9,793,438
                  44,900   Procter & Gamble Co. (The)                  4,088,706
                  97,000   Russ Berrie and Co., Inc.                   2,425,000
                 164,500   Whirlpool Corp.                            11,309,375
                                                                 ---------------
                                                                      27,616,519
                                                                 ---------------
DIVERSIFIED COMPANIES--0.2%
                  47,000   Tyco International Ltd.                     2,961,000
                                                                 ---------------

ENERGY (PRODUCTION &
MARKETING)--2.0%
                  28,000   Occidental Petroleum Corp.                    756,000
                 788,000   Sun Company, Inc.                          30,584,250
                                                                 ---------------
                                                                      31,340,250
                                                                 ---------------
ENERGY (SERVICES)--2.0%
                  83,100   BJ Services Co.(1)                          2,415,094
                 235,700   Ensco International Inc.                    4,095,288
                 254,000   Schlumberger Ltd.                          17,351,375
                 189,400   Tidewater Inc.                              6,250,200
                  28,700   Transocean Offshore                         1,277,150
                                                                 ---------------
                                                                      31,389,107
                                                                 ---------------
FINANCIAL SERVICES--12.4%
                  91,000   Associates First Capital Corp.              6,995,625
                  75,400   Donaldson, Lufkin & Jenrette, Inc.          3,831,263
                 118,000   Equitable Companies Inc.                    8,842,625
                 559,700   Fannie Mae                                 34,001,775
                 315,900   Federal Home Loan Mortgage
                              Corporation                             14,867,044
                  56,400   Lehman Brothers Holdings, Inc.              4,374,525
                 621,300   Morgan Stanley Dean Witter,
                              Discover & Co.                          56,771,288
               1,079,500   Travelers Group, Inc.                      65,444,688
                                                                 ---------------
                                                                     195,128,833
                                                                 ---------------
FOOD & BEVERAGE--3.7%
                  62,900   Coors (Adolph) Co. Cl B                     2,146,463
                  82,900   Dean Foods Co.                              4,554,319
                  43,700   Earthgrains Company                         2,441,738
                 117,200   Hormel Foods Corp.                          4,050,725

Shares                                                                  Value
-------------------------------------------------------------------------------
                 244,600   Interstate Bakeries Corp.                  $8,117,663
                  24,800   Lancaster Colony Corp.                        939,300
                 139,100   Lance, Inc.                                 3,116,709
                 363,000   Quaker Oats Co. (The)                      19,942,294
                 323,000   Richfood Holdings, Inc.                     6,682,063
                 189,400   Smithfield Foods, Inc.(1)                   5,741,188
                  20,000   Suiza Foods Corp.(1)                        1,193,750
                                                                 ---------------
                                                                      58,926,212
                                                                 ---------------
FURNITURE & FURNISHINGS--0.2%
                 118,600   Miller (Herman), Inc.                       2,879,756
                                                                 ---------------

HEALTHCARE--0.4%
                  85,900   Mallinckrodt Inc.                           2,550,156
                 220,000   NovaCare, Inc.(1)                           2,585,000
                  47,700   RehabCare Group, Inc.(1)                    1,162,688
                                                                 ---------------
                                                                       6,297,844
                                                                 ---------------
INDUSTRIAL EQUIPMENT &
MACHINERY--3.1%
                 659,800   Caterpillar Inc.(2)                        34,886,925
                 324,500   Ingersoll-Rand Co.                         14,298,281
                                                                 ---------------
                                                                      49,185,206
                                                                 ---------------
INSURANCE--6.5%
                 398,800   Allstate Corp.                             36,515,125
                  97,200   Conseco Inc.                                4,544,100
                  74,800   Everest Reinsurance Holdings, Inc.          2,875,125
                  25,100   First American Financial
                              Corp. (The)                              2,259,000
                 142,600   Gallagher (Arthur J.) & Co.                 6,381,350
                  45,200   General Re Corp.(2)                        11,458,200
                  79,400   LandAmerica Financial Group, Inc.           4,545,650
                 279,700   Lincoln National Corp.                     25,557,588
                  23,900   Loews Corp.                                 2,082,288
                 100,500   Orion Capital Corp.                         5,615,438
                                                                 ---------------
                                                                     101,833,864
                                                                 ---------------
LEISURE--0.3%
                  39,500   Anchor Gaming(1)                            3,073,594
                  27,600   Department 56, Inc.(1)                        979,800
                                                                 ---------------
                                                                       4,053,394
                                                                 ---------------
MACHINERY & EQUIPMENT--3.0%
                  40,100   Cincinnati Milacron Inc.                      974,931
                 357,500   Deere & Co.                                18,902,813
                  24,900   Diebold, Inc.                                 718,988
                 129,100   Flowserve Corp.                             3,179,088
                  65,200   Kennametal Inc.                             2,722,100
                 146,300   National-Oilwell, Inc.(1)                   3,922,669
                 238,400   Sundstrand Corp.                           13,648,400
                  77,700   Timken Co.                                  2,394,131
                                                                 ---------------
                                                                      46,463,120
                                                                 ---------------

                                               See Notes to Financial Statements


10           1-800-345-2021


Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (continued)
JUNE 30, 1998 (UNAUDITED)

Shares                                                                  Value
-------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES--1.8%
                  83,500   ATL Ultrasound, Inc.(1)                    $3,788,813
                 111,000   AmeriSource Health Corp.(1)                 7,291,313
                  96,000   Arterial Vascular Engineering,
                               Inc.(1)                                 3,429,000
                 112,900   Hillenbrand Industries, Inc.                6,774,000
                 105,500   PSS World Medical, Inc.(1)                  1,542,938
                 123,600   Teleflex Inc.                               4,696,800
                                                                 ---------------
                                                                      27,522,864
                                                                 ---------------
METALS & MINING--0.3%
                  22,800   Aluminum Co. of America                     1,503,375
                  84,000   Parker-Hannifin Corp.                       3,202,500
                                                                 ---------------
                                                                       4,705,875
                                                                 ---------------
OFFICE EQUIPMENT & SUPPLIES--0.1%
                  19,700   Xerox Corp.                                 2,002,013
                                                                 ---------------

PAPER & FOREST PRODUCTS(3)
                   7,200   Fort James Corporation                        320,400
                                                                 ---------------

PERSONAL SERVICES--0.5%
                 194,900   Block (H & R), Inc.                         8,210,163
                                                                 ---------------

PHARMACEUTICALS--5.1%
                  41,300   ALPHARMA INC.                                 908,600
                 153,500   Bristol-Myers Squibb Co.                   17,642,906
                 192,000   Genentech, Inc.(1)                         13,032,000
                  92,500   Herbalife International, Inc.               2,274,922
                  64,900   Johnson & Johnson                           4,786,375
                  27,000   Lilly (Eli) & Co.                           1,783,688
                  36,300   Medicis Pharmaceutical Corp.(1)             1,320,413
                  96,500   Nature's Sunshine Products, Inc.            2,168,234
                 129,900   Pfizer, Inc.                               14,118,506
                 100,600   Rexall Sundown, Inc.(1)                     3,590,163
                 202,000   Schering-Plough Corp.                      18,508,250
                                                                 ---------------
                                                                      80,134,057
                                                                 ---------------
PRINTING & PUBLISHING--1.6%
                 716,500   Deluxe Corp.                               25,659,656
                                                                 ---------------

RETAIL (APPAREL)--1.3%
                   5,000   Dress Barn, Inc.(1)                           124,688
                  18,200   Goody's Family Clothing, Inc.(1)              995,313
                 127,600   Liz Claiborne, Inc.                         6,667,100
                 174,300   Payless ShoeSource, Inc.(1)                12,843,731
                                                                 ---------------
                                                                      20,630,832
                                                                 ---------------

Shares                                                                  Value
-------------------------------------------------------------------------------
RETAIL (FOOD & DRUG)--0.6%
                  33,800   Albertson's, Inc.                          $1,751,263
                 221,000   Universal Corp.                             8,259,875
                                                                 ---------------
                                                                      10,011,138
                                                                 ---------------
RETAIL (GENERAL MERCHANDISE)--1.6%
                  76,900   Federated Department Stores,
                              Inc.(1)                                  4,138,181
                  20,300   Neiman-Marcus Group, Inc.(1)                  881,781
                  93,000   Penney (J.C.) Company, Inc.                 6,725,063
                 221,000   Wal-Mart Stores, Inc.                      13,425,750
                                                                 ---------------
                                                                      25,170,775
                                                                 ---------------
RETAIL (SPECIALTY)--0.2%
                 112,700   Zale Corp.(1)                               3,585,269
                                                                 ---------------

STEEL--0.1%
                  10,500   Bethlehem Steel Corporation(1)                130,594
                  14,200   Nucor Corp.                                   653,200
                  14,300   USX-U.S. Steel Group                          471,900
                                                                 ---------------
                                                                       1,255,694
                                                                 ---------------
TEXTILES & APPAREL--0.8%
                 180,400   Dexter Corp. (The)                          5,738,975
                 146,400   VF Corp.                                    7,539,600
                                                                 ---------------
                                                                      13,278,575
                                                                 ---------------
TOBACCO--0.5%
                 217,400   Philip Morris Companies Inc.                8,560,125
                                                                 ---------------

TRANSPORTATION(3)
                   5,100   Laidlaw Inc. ADR                               62,156
                  50,000   Laidlaw Inc. ORD                              603,926
                                                                 ---------------
                                                                         666,082
                                                                 ---------------
UTILITIES--1.9%
                  90,000   Energy East Corp.                           3,746,250
                 202,300   Minnesota Power & Light Co.                 8,041,425
                 205,000   Public Service Co. of New Mexico            4,650,938
                 363,900   Sempra Energy(1)                           10,098,225
                 118,200   UGI Corp.                                   2,940,225
                                                                 ---------------
                                                                      29,477,063
                                                                 ---------------

TOTAL COMMON STOCKS--96.6%                                         1,520,679,561
                                                                 ---------------
   (Cost $1,365,076,133)

See Notes to Financial Statements


                                               www.americancentury.com        11


Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (continued)
JUNE 30, 1998 (UNAUDITED)

Principal Amount                                                       Value
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS
   Repurchase Agreement, BA Security Services,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 5.65%, dated 6/30/98,
       due 7/1/98 (Delivery value $25,704,033)                       $25,700,000

   Repurchase Agreement, Merrill Lynch & Co.,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 5.55%, dated 6/30/98,
       due 7/1/98 (Delivery value $28,504,394)                        28,500,000
                                                                 ---------------

TOTAL TEMPORARY CASH
INVESTMENTS--3.4%                                                     54,200,000
                                                                 ---------------
   (Cost $54,200,000)

TOTAL INVESTMENT SECURITIES--100.0%                               $1,574,879,561
                                                                 ===============
   (Cost $1,419,276,133)

FUTURES CONTRACTS
                                                 Underlying
                             Expiration          Face Amount         Unrealized
             Purchased          Date              at Value              Gain
-------------------------------------------------------------------------------
            93 S&P 500        September
              Futures           1998             $26,574,750          $687,877
                                              ==================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

ORD = Foreign Ordinary Share

(1) Non--income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank for futures contracts.

(3) Industry is less than 0.05% of total investment securities.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the number of shares of each stock

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


12           1-800-345-2021

Income & Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS(1) AS OF JUNE 30, 1998
                               INVESTOR CLASS                                 ADVISOR CLASS         INSTITUTIONAL CLASS
                           (INCEPTION 12/17/90)                           (INCEPTION 12/15/97)      (INCEPTION 1/28/98)
                                         GROWTH & INCOME FUNDS(2)
          INCOME & GROWTH   S&P 500  AVERAGE RETURN   FUND'S RANKING   INCOME & GROWTH   S&P 500   INCOME & GROWTH   S&P 500
----------------------------------------------------------------------------------------------------------------------------
6 MONTHS ...  17.79%        17.66%       12.11%            --              17.67%        17.66%          --             --
1 YEAR .....  34.46%        30.03%       22.86%       13 OUT OF 668         --            --             --             --
----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ....  31.26%        30.16%       24.74%       10 OUT OF 432         --            --             --             --
5 YEARS ....  22.66%        23.03%       18.93%       11 OUT OF 275         --            --             --             --
LIFE OF
 FUND ......  22.19%        21.12%       18.29%(3)     4 OUT OF 167(3)     19.17%        19.00%        17.84%         16.81%

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

(3) Since 12/20/90, the date nearest the class's inception for which data are available.

See pages 35-37 for more information about share classes, returns, the comparative index and Lipper fund rankings.


[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 6/30/98
Income & Growth    $45,254
S&P 500            $42,376

                   Income & Growth            S&P 500
DATE                 ACCT VALUE             ACCT VALUE
12/17/90 (INCEP)       $10,000                $10,000
03/31/91               $11,820                $11,704
06/30/91               $11,784                $11,679
09/30/91               $12,689                $12,303
12/31/91               $14,084                $13,326
03/31/92               $13,598                $12,991
06/30/92               $13,603                $13,239
09/30/92               $13,999                $13,656
12/31/92               $15,192                $14,340
03/31/93               $15,933                $14,964
06/30/93               $16,298                $15,035
09/30/93               $16,983                $15,422
12/31/93               $16,911                $15,779
03/31/94               $16,150                $15,186
06/30/94               $16,234                $15,251
09/30/94               $16,853                $15,996
12/31/94               $16,817                $15,993
03/31/95               $18,288                $17,564
06/30/95               $20,013                $19,215
09/30/95               $21,676                $20,737
12/31/95               $23,017                $21,982
03/31/96               $24,304                $23,161
06/30/96               $25,287                $24,196
09/30/96               $26,149                $24,939
12/31/96               $28,575                $27,022
03/31/97               $29,083                $27,751
06/30/97               $33,657                $32,590
09/30/97               $37,446                $35,014
12/31/97               $38,419                $36,016
03/31/98               $44,253                $41,030
06/30/98               $45,254                $42,376

$10,000 investment made 12/17/90


[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND
(periods ended June 30)

          Income & Growth    S&P 500
6/91*         17.84%          16.79%
6/92          15.44%          13.36%
6/93          19.82%          13.57%
6/94          -0.40%           1.43%
6/95          23.28%          25.99%
6/96          26.36%          25.92%
6/97          33.10%          34.69%
6/98          34.46%          30.03%

These charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The S&P 500 is provided for comparison in each chart. Income & Growth's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

* From 12/17/90 (the fund's inception date) to 6/30/91.


                                                 www.americancentury.com      13


Income & Growth--Q&A
--------------------------------------------------------------------------------

     An interview with John Schniedwind and Kurt Borgwardt, portfolio managers on the Income & Growth fund investment team.

HOW DID THE FUND PERFORM FOR THE FIRST HALF OF 1998?

     Income & Growth posted exceptional gains compared with historical averages for the stock market. The fund's return continued to outpace the average of its peers, returning 17.79%* compared with the 12.11% average return of the 754 "Growth & Income Funds" tracked by Lipper Analytical Services. Income & Growth's six-month, one-year and three-year returns all outpaced the returns of the S&P 500 and the average growth & income fund. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHAT HELPED THE FUND PERFORM SO WELL?

     The fund's portfolio is comprised predominately of shares of large-capitalization (large-cap) companies, such as the ones in the S&P 500, that represent some of the biggest corporations in the U.S. The relatively consistent earnings that large-cap stocks have traditionally offered over small-capitalization (small-cap) issues made them more attractive to investors. That favoritism was driven by uncertainty over economic problems in Asia and concern that the turmoil would weaken U.S. corporate profits, particularly for smaller, less-diversified companies. Substantial cash inflows into mutual funds, often put to work in highly liquid large-cap stocks, helped drive prices higher. As discussed on pages 3 and 4, the result was a notable outperformance by large-cap issues over mid- and small-cap ones.

     Our quantitative approach to managing the portfolio also boosted returns. Income & Growth's computer models favored shares of banks, as well as several other industry stocks, that performed very well. Our policy of remaining fully invested in U.S. stocks was another return-enhancing element--keeping the fund fully invested during this bull market helped maximize returns.

YOU MENTIONED THAT YOUR MODELS FAVORED BANK STOCKS. CAN YOU TELL US HOW ONE OF THESE STOCKS PERFORMED AND WHY IT WAS CHOSEN?

     Chase Manhattan is a good example. For the first six months of 1998, Chase shares returned 39%, compared with a 10% return for the first six months of 1997. The company's strong revenue and earnings growth, combined with the low-interest-rate environment, made the stock attractive to our models. Chase's relatively low price, compared with similar stocks, was another attraction. Of course, not all portfolio holdings are this successful.

WHAT OTHER INDUSTRIES DID YOUR MODELS FAVOR?

     Our models favored communications services, utilities and financial services. Telecommunications companies, such as Ameritech and US WEST Communications, provided growth potential by expanding their services to benefit from The Federal Communications Act of 1996.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"INCOME & GROWTH'S SIX-MONTH, ONE-YEAR AND THREE-YEAR RETURNS ALL OUTPACED THE RETURNS OF THE S&P 500 AND THE AVERAGE GROWTH & INCOME FUND."

PORTFOLIO AT A GLANCE
                                6/30/98          12/31/97
NUMBER OF COMPANIES               276               239
DIVIDEND YIELD                   1.73%             2.17%
PRICE/EARNINGS RATIO             20.6              17.5
PORTFOLIO TURNOVER              52%(1)            102%(2)
EXPENSE RATIO (FOR
  INVESTOR CLASS)              0.69%(3)            0.65%

(1) Six months ended 6/30/98.

(2) Year ended 12/31/97.

(3) Annualized.


Investment terms are defined in the Glossary on page 37.


14       1-800-345-2021

Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Utilities companies that positioned themselves to benefit from partial industry deregulation looked attractive, too. The electric utility stocks also provided relatively high yields, helping the portfolio meet its income objective. Financial services stocks such as Travelers Group benefited from low inflation and interest rates as well as industry consolidation.

SPEAKING OF INDUSTRY CONSOLIDATION, SEVERAL LARGE MERGERS WERE ANNOUNCED OVER THE LAST SIX MONTHS. HOW DO MERGERS AFFECT INCOME & GROWTH'S PERFORMANCE?

     That depends on how the portfolio is positioned with regard to the companies involved. If the portfolio is invested in the company to be acquired, returns are often enhanced. That's because the acquiring company usually pays a premium to purchase the outstanding shares of the company being bought. Speculative investors often bid up shares of the company to be acquired in anticipation of a purchase premium.

     If the portfolio is invested in the company making the acquisition, then returns can suffer if investors believe that too high a premium is being paid, or if they expect future earnings to be diluted. This can translate into short-term losses for the acquiring company, reducing the allure of its shares.

     Generally speaking, merger announcements by high-profile companies can also fuel speculation that further industry consolidation lies ahead. As a result, stocks of companies in the industry as a whole often rise as investors eagerly bid up shares in anticipation of further activity. The rise in the stock prices of many Internet browsing companies this year is a good example of such a situation.

     So, even if the portfolio does not directly hold stocks of either of the merging companies, there can still be an indirect effect on performance.

ARE  THERE  PENDING   MERGERS  THAT  MIGHT  DIRECTLY   AFFECT  THE   PORTFOLIO'S
PERFORMANCE?

     Yes. Many of the larger pending mergers are in the banking and financial services industries, which were the portfolio's two largest industry holdings at the end of June. For instance, one such announcement was made by Travelers Group, which intends to merge with Citicorp. Another sizable merger in the works is between NationsBank and BankAmerica.

     In the communications services industry, there is a pending merger between Ameritech and SBC Communications. Any of these mergers could affect returns.

WHAT TYPES OF STOCKS DID YOUR MODELS UNDERWEIGHT?

     Our models led us away from holding large amounts of several blue-chip consumer growth stocks (compared with the S&P 500's weightings), such as Coca-Cola, General Electric, and Gillette.

     A stock's value--whether it appears appropriately priced based on the company's earnings growth, intrinsic value, or business fundamentals--is one of the many factors our models take into consideration. This component tends to favor stocks that are reasonably priced relative to similar stocks. Despite what we believed were inflated valuations, many blue-chip growth stocks performed surprisingly well.

[right margin]

"FINANCIAL SERVICES STOCKS SUCH AS TRAVELERS GROUP WERE ALSO ATTRACTIVE BECAUSE THEY BENEFITED FROM LOW INFLATION AND INTEREST RATES AS WELL AS INDUSTRY CONSOLIDATION."

TOP TEN HOLDINGS
                                         % OF FUND INVESTMENTS
                                        AS OF             AS OF
                                       6/30/98           12/31/97
TRAVELERS GROUP, INC.                    3.0%              1.1%

MICROSOFT CORP.                          2.9%              2.5%

CHASE MANHATTAN
     CORP.                               2.5%              1.5%

FIRST UNION CORP.                        2.3%              1.9%

FANNIE MAE                               2.2%               --

UNITED TECHNOLOGIES
     CORP.                               2.2%              2.6%

MORGAN STANLEY
     DEAN WITTER,
     DISCOVER & CO.                      2.2%              1.9%

FORD MOTOR CO.                           1.9%              3.2%

BELLSOUTH CORP.                          1.9%              1.5%

AT&T CORP.                               1.7%               --


                                                 www.americancentury.com      15


Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT IS YOUR OUTLOOK FOR U.S. STOCKS FOR THE REST OF 1998?

     Despite some interim volatility, stock returns for the first half of 1998 were well above historical norms. Unfortunately, the odds are against such returns continuing for the rest of the year. Profits posted by S&P 500 companies have slowed this year compared with the same period last year. Asian woes are the main culprit behind the slowing returns. Until concrete plans are put into action to alleviate Asia's financial and economic crisis, U.S. corporations deriving a large portion of their profits from Asia could see continued share price volatility.

     We are also concerned that high stock valuations (especially among larger stocks) could increase market volatility in the months ahead. Shares of companies failing to meet or exceed investor expectations for profit growth were pummeled in 1997 and continue to be hammered in 1998. Another uncertainty is whether the strong cash flows into stock mutual funds should continue.

     On a positive note, the U.S. economy continues to expand with historically low inflation and unemployment. Interest rates are very low, allowing corporations to borrow funds to finance new projects and expand their businesses.

WHAT ARE YOUR PLANS FOR THE PORTFOLIO FOR THE NEXT SIX MONTHS?

     From a sector standpoint, we will continue to use our quantitative models to identify attractive candidates for investment. The low-inflation and low-interest-rate environment provides a potentially ideal climate for many sectors to continue producing solid returns. The portfolio's underweighting in large consumer non-cyclical growth stocks will also likely remain in place. Though performing relatively well in recent times, we are concerned that the prices of many of these stocks are unrealistically high.

     Staying fully invested in stocks will remain a priority. This will enhance returns if the market continues to rally. However, if the market declines, being fully invested could also hurt returns. To mitigate such a possibility, we will continue looking to add shares of companies with improving earnings forecasts that appear to be undervalued.


[left margin]

"INTEREST RATES ARE VERY LOW, ALLOWING CORPORATIONS TO BORROW FUNDS TO FINANCE NEW PROJECTS AND EXPAND THEIR BUSINESSES."

TOP FIVE INDUSTRIES
                                         % OF FUND INVESTMENTS
                                       AS OF              AS OF
                                      6/30/98           12/31/97
BANKING                                10.8%              8.4%

FINANCIAL SERVICES                      9.2%              6.5%

COMMUNICATIONS
     SERVICES                           7.8%              7.4%

PHARMACEUTICALS                         7.8%              6.5%

COMPUTER SOFTWARE
     & SERVICES                         7.7%              4.2%


16       1-800-345-2021


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS
AEROSPACE & DEFENSE--4.3%
                  60,500   Boeing Co.                                 $2,696,031
                  35,000   Cordant Technologies Inc.                   1,614,375
                 699,800   General Dynamics Corp.                     32,540,700
                 456,900   Goodrich (B.F.) Company (The)              22,673,663
                  40,800   Raytheon Co. Cl A                           2,351,100
                 109,100   Raytheon Co. Cl B                           6,450,538
                 779,900   United Technologies Corp.                  72,140,750
                                                                 ---------------
                                                                     140,467,157
                                                                 ---------------
AIRLINES--0.3%
                  60,600   AMR Corp.(1)                                5,044,950
                  22,800   Delta Air Lines Inc.                        2,946,900
                  22,300   US Airways Group Inc.(1)                    1,767,275
                                                                 ---------------
                                                                       9,759,125
                                                                 ---------------
AUTOMOBILES & AUTO PARTS--2.7%
                  38,100   Arvin Industries, Inc.                      1,383,506
                 247,300   Chrysler Corp.                             13,941,538
                  20,100   Excel Industries, Inc.                        287,681
                 153,400   Fleetwood Enterprises, Inc.                 6,136,000
               1,071,600   Ford Motor Co.(2)                          63,224,400
                  12,000   TRW Inc.                                      655,500
                                                                 ---------------
                                                                      85,628,625
                                                                 ---------------
BANKING--10.8%
                 918,600   Banc One Corp.                             51,269,363
                 274,000   BankAmerica Corp.                          23,683,875
                 326,300   Bankers Trust New York Corp.               37,871,194
               1,104,000   Chase Manhattan Corp.                      83,352,000
                  66,900   Citicorp                                    9,984,825
                 206,600   First Chicago NBD Corp.                    18,309,925
               1,298,700   First Union Corp.                          75,649,275
                  28,400   Imperial Bancorp(1)                           852,000
                 630,200   NationsBank Corp.                          48,210,300
                                                                 ---------------
                                                                     349,182,757
                                                                 ---------------
BIOTECHNOLOGY--0.3%
                 307,900   Genzyme Corp.(1)                            7,832,206
                  26,500   Human Genome Sciences, Inc.(1)                946,547
                                                                 ---------------
                                                                       8,778,753
                                                                 ---------------
BUILDING & HOME IMPROVEMENTS--0.2%
                 179,200   Premark International, Inc.                 5,779,200
                                                                 ---------------

BUSINESS SERVICES & SUPPLIES--1.6%
                 248,000   Cendant Corp.(1)                            5,177,000
                  24,100   Cognizant Corp.(1)                          1,518,300
                  50,500   Computer Horizons Corp.(1)                  1,873,234
                 529,600   Dun & Bradstreet Corp. (The)(1)            19,131,800
                 180,300   Kelly Services, Inc. Cl A                   6,378,113

Shares                                                                  Value
--------------------------------------------------------------------------------
                 106,600   Ogden Corp.                                $2,951,488
                 235,600   Omnicom Group Inc.                         11,750,550
                  50,000   True North Communications Inc.              1,462,500
                                                                 ---------------
                                                                      50,242,985
                                                                 ---------------
CHEMICALS & RESINS--2.0%
                 296,700   Dow Chemical Co.                           28,687,181
                 396,000   du Pont (E.I.) de Nemours & Co.            29,551,500
                   4,800   Ecolab Inc.                                   148,800
                  23,400   Grace (W.R.) & Co. (Del.)(1)                  399,263
                  88,000   Lubrizol Corp.                              2,662,000
                  39,600   Monsanto Co.                                2,212,650
                   7,900   Morton International, Inc.                    197,500
                  17,200   Nalco Chemical Co.                            604,150
                   2,500   Rohm and Haas Co.                             259,844
                   2,400   Union Carbide Corp.                           128,100
                                                                 ---------------
                                                                      64,850,988
                                                                 ---------------
COMMUNICATIONS EQUIPMENT--1.4%
                  37,200   Brightpoint, Inc.(1)                          538,238
                 120,800   DSP Communications, Inc.(1)                 1,661,000
                 475,600   Lucent Technologies Inc.                   39,563,975
                   9,100   Northern Telecom Ltd.                         516,425
                  30,700   Tellabs, Inc.(1)                            2,197,928
                                                                 ---------------
                                                                      44,477,566
                                                                 ---------------
COMMUNICATIONS SERVICES--7.8%
                 978,500   AT&T Corp.                                 55,896,813
                 733,900   Ameritech Corp.                            32,933,763
                 386,200   Bell Atlantic Corp.                        17,620,375
                 926,700   BellSouth Corp.                            62,204,738
                 431,600   GTE Corp.                                  24,007,750
                 396,300   SBC Communications Inc.                    15,852,000
                 905,400   U S WEST Communications
                              Group                                   42,553,800
                                                                 ---------------
                                                                     251,069,239
                                                                 ---------------
COMPUTER PERIPHERALS--0.8%
                  52,000   Cirrus Logic, Inc.(1)                         580,125
                 207,800   Cisco Systems Inc.(1)                      19,137,081
                  39,700   Dialogic Corp.(1)                           1,176,113
                 104,100   Lexmark International Group,
                               Inc. Cl A(1)                            6,350,100
                                                                 ---------------
                                                                      27,243,419
                                                                 ---------------
COMPUTER SOFTWARE & SERVICES--7.7%
                  51,400   Arbor Software Corp.(1)                     1,627,131
                 201,900   Autodesk, Inc.                              7,779,459
                  37,000   AXENT Technologies Inc.(1)                  1,131,969
                  76,300   CDW Computer Centers, Inc.(1)               3,819,769
                  12,000   Cadence Design Systems, Inc.(1)               375,000
                  28,900   Citrix Systems, Inc.(1)                     1,976,941
                  96,400   Computer Associates
                              International, Inc.                      5,356,225

See Notes to Financial Statements


                                               www.americancentury.com        17


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (continued)
JUNE 30, 1998 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------
                  83,300   Compuware Corp.(1)                         $4,256,109
                 152,400   Concord EFS, Inc.(1)                        3,981,450
                 127,200   DataWorks Corp.(1)                          1,693,350
                 939,200   Electronic Data Systems Corp.              37,568,000
                 442,400   HBO & Co.                                  15,608,425
                 168,900   Inprise Corporation(1)                      1,240,359
                 875,500   Microsoft Corp.(1)                         94,909,672
                  27,700   Network Associates Inc.(1)                  1,325,272
                 736,500   Oracle Systems Corp.(1)                    18,067,266
                  49,900   PeopleSoft, Inc.(1)                         2,343,741
                 125,700   PLATINUM Technology, Inc.(1)                3,594,234
                  54,500   Shared Medical Systems Corp.                4,002,344
                 350,700   Sterling Software, Inc.(1)                 10,367,569
                 328,800   Symantec Corp.(1)                           8,569,350
                  59,000   Systems & Computer Technology
                              Corp.(1)                                 1,607,750
                 499,600   Unisys Corp.(1)                            14,113,700
                  53,600   Vantive Corp.(1)                            1,103,825
                  45,700   Visio Corp.(1)                              2,187,888
                                                                 ---------------
                                                                     248,606,798
                                                                 ---------------
COMPUTER SYSTEMS--2.4%
                 252,600   Apple Computer, Inc.(1)                     7,254,356
                  99,700   Compaq Computer Corp.                       2,828,988
                 176,100   Dell Computer Corp.(1)                     16,338,778
                  21,300   Gateway 2000, Inc.(1)                       1,078,313
                 264,700   Hewlett-Packard Co.                        15,848,913
                 183,300   International Business Machines
                               Corp.                                  21,045,131
                 323,900   Sun Microsystems, Inc.(1)                  14,079,528
                                                                 ---------------
                                                                      78,474,007
                                                                 ---------------
CONSTRUCTION & PROPERTY
DEVELOPMENT--0.5%
                  21,900   D.R. Horton, Inc.                             457,163
                  86,900   Fluor Corp.                                 4,431,900
                 243,100   Harsco Corp.                               11,137,019
                  28,700   McDermott (J. Ray) S.A.(1)                  1,191,050
                                                                 ---------------
                                                                      17,217,132
                                                                 ---------------
CONSUMER PRODUCTS--2.3%
                   5,700   Mattel, Inc.                                  241,181
                 299,400   National Service Industries                15,231,975
                 397,000   Procter & Gamble Co. (The)                 36,151,813
                  63,400   Russ Berrie and Co., Inc.                   1,585,000
                 288,500   Whirlpool Corp.                            19,834,375
                                                                 ---------------
                                                                      73,044,344
                                                                 ---------------
DIVERSIFIED COMPANIES--1.3%
                 356,400   General Electric Co. (U.S.)(2)             32,432,400
                 103,800   Tyco International Ltd.                     6,539,400
                  76,200   Viad Corp                                   2,114,550
                                                                 ---------------
                                                                      41,086,350
                                                                 ---------------

Shares                                                                  Value
--------------------------------------------------------------------------------
ELECTRICAL & ELECTRONIC
COMPONENTS--1.5%
                  41,800   Cree Research, Inc.(1)                       $629,613
                  26,600   DSP Group, Inc.(1)                            520,363
                  62,400   Eaton Corp.                                 4,851,600
                 150,600   Hubbell Inc. Cl B                           6,268,725
                  72,800   Integrated Circuit Systems, Inc.(1)         1,208,025
                 324,500   Intel Corp.(2)                             24,043,422
                  52,100   Level One Communications, Inc.(1)           1,225,978
                  16,300   Linear Technology Corp.                       983,094
                  17,700   PMC-Sierra, Inc.(1)                           828,581
                  29,800   Qlogic Corp.(1)                             1,062,556
                  94,800   Semtech Corp.(1)                            1,682,700
                  60,600   Thomas & Betts Corp.                        2,984,550
                  62,600   Vitesse Semiconductor Corp.(1)              1,936,688
                                                                 ---------------
                                                                      48,225,895
                                                                 ---------------
ENERGY (PRODUCTION &
MARKETING)--3.0%
                  23,500   Ashland Inc.                                1,213,188
                 222,200   Chevron Corp.                              18,456,488
                  15,100   Cooper Cameron Corp.(1)                       770,100
                 446,300   Exxon Corp.                                31,826,769
                  65,900   Occidental Petroleum Corp.                  1,779,300
               1,087,200   Sun Company, Inc.                          42,196,950
                                                                 ---------------
                                                                      96,242,795
                                                                 ---------------
ENERGY (SERVICES)--1.9%
                 164,000   BJ Services Co.(1)                          4,766,250
                 334,000   Ensco International Inc.                    5,803,250
                 120,000   Parker Drilling Co.(1)                        847,500
                  72,800   Rowan Companies, Inc.(1)                    1,415,050
                 466,600   Schlumberger Ltd.                          31,874,613
                 368,900   Tidewater Inc.                             12,173,700
                 102,900   Transocean Offshore                         4,579,050
                                                                 ---------------
                                                                      61,459,413
                                                                 ---------------
FINANCIAL SERVICES--9.2%
                 196,500   Associates First Capital Corp.             15,105,938
                  89,500   Bear Stearns Companies Inc.                 5,090,313
                  30,000   Donaldson, Lufkin & Jenrette, Inc.          1,524,375
                 140,700   Equitable Companies Inc.                   10,543,706
               1,202,000   Fannie Mae                                 73,021,500
                 311,000   Federal Home Loan Mortgage
                              Corporation                             14,636,438
                  33,500   Lehman Brothers Holdings, Inc.              2,598,344
                  22,700   Merrill Lynch & Co., Inc.                   2,094,075
                 778,900   Morgan Stanley Dean Witter,
                              Discover & Co.                          71,171,988
               1,648,700   Travelers Group, Inc.                      99,952,438
                                                                 ---------------
                                                                     295,739,115
                                                                 ---------------

                                              See Notes to Financial Statements


18           1-800-345-2021


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (continued)
JUNE 30, 1998 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------
FOOD & BEVERAGE--2.3%
                  88,300   Coors (Adolph) Co. Cl B                    $3,013,238
                  94,100   Dean Foods Co.                              5,169,619
                  14,800   Earthgrains Company                           826,950
                 148,700   Hormel Foods Corp.                          5,139,444
                 280,200   Interstate Bakeries Corp.                   9,299,138
                  24,800   Lancaster Colony Corp.                        939,300
                 248,500   Lance, Inc.                                 5,567,953
                 546,100   Quaker Oats Co. (The)                      30,001,369
                 338,400   Richfood Holdings, Inc.                     7,000,650
                 176,500   Smithfield Foods, Inc.(1)                   5,350,156
                  23,300   Suiza Foods Corp.(1)                        1,390,719
                                                                 ---------------
                                                                      73,698,536
                                                                 ---------------
FURNITURE & FURNISHINGS(3)
                  36,800   Miller (Herman), Inc.                         893,550
                                                                 ---------------
HEALTHCARE--0.4%
                  70,700   Access Health, Inc.(1)                      1,805,059
                  30,300   Hooper Holmes, Inc.                           636,300
                 234,900   Mallinckrodt Inc.                           6,973,594
                 158,700   NovaCare, Inc.(1)                           1,864,725
                  10,500   Pediatrix Medical Group Inc.(1)               390,469
                  37,900   RehabCare Group, Inc.(1)                      923,813
                                                                 ---------------
                                                                      12,593,960
                                                                 ---------------
INDUSTRIAL EQUIPMENT &
MACHINERY--2.3%
               1,018,000   Caterpillar Inc.                           53,826,750
                  34,700   Dover Corp.                                 1,188,475
                  62,300   Dresser Industries, Inc.                    2,745,094
                 394,100   Ingersoll-Rand Co.                         17,365,031
                                                                 ---------------
                                                                      75,125,350
                                                                 ---------------
INSURANCE--3.8%
                 432,200   Allstate Corp.                             39,573,313
                  68,700   Conseco Inc.                                3,211,725
                 157,200   Gallagher (Arthur J.) & Co.                 7,034,700
                  58,900   General Re Corp.                           14,931,150
                  45,700   LandAmerica Financial Group,
                              Inc.                                     2,616,325
                 428,700   Lincoln National Corp.                     39,172,463
                 170,100   Marsh & McLennan Companies,
                              Inc.                                    10,280,419
                  74,600   Orion Capital Corp.                         4,168,275
                  13,700   Unitrin, Inc.                                 948,725
                                                                 ---------------
                                                                     121,937,095
                                                                 ---------------
LEISURE--0.3%
                  73,800   Anchor Gaming(1)                            5,742,563
                  48,800   Department 56, Inc.(1)                      1,732,400
                  42,600   International Game Technology               1,033,050
                  62,300   Marriott International, Inc.                2,016,963
                                                                 ---------------
                                                                      10,524,976
                                                                 ---------------

Shares                                                                  Value
--------------------------------------------------------------------------------
MACHINERY & EQUIPMENT--2.1%
                 539,000   Deere & Co.                               $28,499,625
                  58,900   Diebold, Inc.                               1,700,738
                 177,700   Flowserve Corp.                             4,375,863
                 219,300   Kennametal Inc.                             9,155,775
                 107,000   National-Oilwell, Inc.(1)                   2,868,938
                 289,700   Sundstrand Corp.                           16,585,325
                 182,500   Timken Co.                                  5,623,281
                                                                 ---------------
                                                                      68,809,545
                                                                 ---------------
MEDICAL EQUIPMENT & SUPPLIES--1.5%
                 101,100   ATL Ultrasound, Inc.(1)                     4,587,413
                  16,900   Allegiance Corp.                              866,125
                 102,700   AmeriSource Health Corp.(1)                 6,746,106
                 124,600   Arterial Vascular Engineering,
                              Inc.(1)                                  4,450,556
                  37,400   Cooper Companies, Inc. (The)(1)             1,362,763
                  52,600   Guidant Corp.                               3,751,038
                 291,500   Hillenbrand Industries, Inc.               17,489,971
                 203,700   PSS World Medical, Inc.(1)                  2,979,113
                  97,000   Teleflex Inc.                               3,686,000
                  36,200   Thermo Electron Corp.(1)                    1,237,588
                  13,400   VISX, Inc.(1)                                 800,650
                                                                 ---------------
                                                                      47,957,323
                                                                 ---------------
METALS & MINING--0.3%
                  49,700   Aluminum Co. of America                     3,277,094
                   8,800   ASARCO Inc.                                   195,800
                 151,450   Parker-Hannifin Corp.                       5,774,031
                  18,700   Vulcan Materials Co.                        1,995,056
                                                                 ---------------
                                                                      11,241,981
                                                                 ---------------
OFFICE EQUIPMENT & SUPPLIES--0.6%
                 125,100   Pitney Bowes Inc.                           6,020,438
                 122,500   Xerox Corp.                                12,449,063
                                                                 ---------------
                                                                      18,469,501
                                                                 ---------------
PACKAGING & CONTAINERS(3)
                   2,900   Crown Cork & Seal Co., Inc.                   137,750
                                                                 ---------------

PAPER & FOREST PRODUCTS--0.3%
                  38,400   Fort James Corporation                      1,708,800
                 116,900   Kimberly-Clark Corp.                        5,362,788
                  31,400   Weyerhaeuser Co.                            1,450,288
                                                                 ---------------
                                                                       8,521,876
                                                                 ---------------
PERSONAL SERVICES--0.4%
                 309,600   Block (H & R), Inc.                        13,041,900
                                                                 ---------------

PHARMACEUTICALS--7.8%
                 343,900   Bristol-Myers Squibb Co.(2)                39,527,006
                 183,400   Genentech, Inc.(1)                         12,448,275
                 115,100   Herbalife International, Inc.               2,830,741

See Notes to Financial Statements


                                               www.americancentury.com        19


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (continued)
JUNE 30, 1998 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------
                 303,300   Johnson & Johnson                         $22,368,375
                 208,200   Lilly (Eli) & Co.                          13,754,213
                  46,900   Medicis Pharmaceutical Corp.(1)             1,705,988
                 319,300   Merck & Co., Inc.                          42,706,375
                 105,900   Nature's Sunshine Products, Inc.            2,379,441
                 494,000   Pfizer, Inc.                               53,691,625
                 124,600   Rexall Sundown, Inc.(1)                     4,446,663
                 456,100   Schering-Plough Corp.                      41,790,163
                 178,600   Warner-Lambert Co.                         12,390,375
                                                                 ---------------
                                                                     250,039,240
                                                                 ---------------
PRINTING & PUBLISHING--1.4%
               1,300,700   Deluxe Corp.                               46,581,319
                                                                 ---------------

RETAIL (APPAREL)--0.8%
                  51,700   Cato Corp. Cl A                               899,903
                 102,400   Dress Barn, Inc.(1)                         2,553,600
                  39,100   Goody's Family Clothing, Inc.(1)            2,138,281
                 104,000   Liz Claiborne, Inc.                         5,434,000
                 115,900   Payless ShoeSource, Inc.(1)                 8,540,381
                  90,000   Ross Stores, Inc.                           3,881,250
                  33,800   Wet Seal, Inc. (The) Cl A(1)                1,085,825
                                                                 ---------------
                                                                      24,533,240
                                                                 ---------------
RETAIL (FOOD & DRUG)--0.2%
                  42,600   Albertson's, Inc.                           2,207,213
                 152,800   Universal Corp.                             5,710,900
                                                                 ---------------
                                                                       7,918,113
                                                                 ---------------
RETAIL (GENERAL MERCHANDISE)--2.5%
                 102,000   Dayton Hudson Corp.                         4,947,000
                  45,300   Enesco Group, Inc.                          1,392,975
                 114,700   Federated Department Stores,
                              Inc.(1)                                  6,172,294
                 386,500   Penney (J.C.) Company, Inc.                27,948,781
                 684,200   Wal-Mart Stores, Inc.                      41,565,150
                                                                 ---------------
                                                                      82,026,200
                                                                 ---------------
RETAIL (SPECIALTY)--0.5%
                 104,000   Home Depot, Inc.                            8,638,500
                 121,200   Jostens, Inc.                               2,923,950
                  67,800   Micro Warehouse, Inc.(1)                    1,050,900
                 116,600   Zale Corp.(1)                               3,709,338
                                                                 ---------------
                                                                      16,322,688
                                                                 ---------------
STEEL--0.1%
                  24,800   Bethlehem Steel Corporation(1)                308,450
                  28,700   Nucor Corp.                                 1,320,200
                  30,100   USX-U.S. Steel Group                          993,300
                                                                 ---------------
                                                                       2,621,950
                                                                 ---------------

Shares                                                                  Value
--------------------------------------------------------------------------------

TEXTILES & APPAREL--0.9%
                 262,400   Dexter Corp. (The)                         $8,347,600
                  25,100   Kellwood Co.                                  897,325
                  70,300   Nautica Enterprises, Inc.(1)                1,889,313
                  22,100   Tommy Hilfiger Corp. ADR(1)                 1,381,250
                 309,300   VF Corp.                                   15,928,950
                                                                 ---------------
                                                                      28,444,438
                                                                 ---------------
TOBACCO--1.0%
                 708,700   Philip Morris Companies Inc.               27,905,063
                 202,200   RJR Nabisco Holdings Corp.                  4,802,250
                                                                 ---------------
                                                                      32,707,313
                                                                 ---------------
TRANSPORTATION(3)
                  85,500   Laidlaw Inc. ADR                            1,042,031
                  19,000   Laidlaw Inc. ORD                              229,492
                                                                 ---------------
                                                                       1,271,523
                                                                 ---------------
UTILITIES--5.5%
                  75,700   Baltimore Gas & Electric Co.                2,351,431
                  16,300   CTG Resources, Inc.                           383,050
                 433,850   Conectiv, Inc.                              8,893,925
                  44,375   Conectiv, Inc. Cl A                         1,608,594
                 282,400   Consolidated Edison Co. of New
                              York, Inc.                              13,008,050
                 464,600   Detroit Edison Company                     18,758,225
                 230,300   Dominion Resources, Inc. (Va.)              9,384,725
                 105,200   Eastern Enterprises                         4,510,450
                  30,100   Energy East Corp.                           1,252,913
                  40,700   Equitable Resources Inc.                    1,241,350
                 552,700   FIRSTENERGY CORP.                          16,995,525
                 254,000   Hawaiian Electric Industries, Inc.         10,080,625
                  34,600   KN Energy, Inc.                             1,874,888
                  40,400   MDU Resources Group, Inc.                   1,441,775
                  72,900   MidAmerican Energy Holdings Co.             1,576,463
                 356,200   Minnesota Power & Light Co.                14,158,950
                  86,400   Piedmont Natural Gas Co., Inc.              2,905,200
                 168,900   Public Service Co. of New Mexico            3,831,919
                 856,800   Sempra Energy(1)                           23,776,200
                  52,300   Southern Co.                                1,448,056
                  64,600   Southwest Gas Corp.                         1,578,663
                 314,600   Texas Utilities Co.                        13,095,225
                 243,600   UGI Corp.                                   6,059,550
                  40,300   United Illuminating Co.                     2,040,188
                 364,200   Utilicorp United Inc.                      13,725,788
                                                                 ---------------
                                                                     175,981,728
                                                                 ---------------

TOTAL COMMON STOCKS--97.0%                                         3,128,976,758
                                                                 ---------------
     (Cost $2,665,738,207)


                                              See Notes to Financial Statements


20           1-800-345-2021


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (continued)
JUNE 30, 1998 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS--3.0%
   Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 5.70%, dated 6/30/98,
       due 7/1/98 (Delivery value $96,815,327)                       $96,800,000
                                                                 ---------------
   (Cost $96,800,000)


TOTAL INVESTMENT SECURITIES--100.0%                               $3,225,776,758
                                                                 ===============
   (Cost $2,762,538,207)

FUTURES CONTRACTS
                                                 Underlying
                             Expiration          Face Amount         Unrealized
             Purchased          Date              at Value              Gain
-------------------------------------------------------------------------------
           255 S&P 500        September
              Futures           1998            $72,866,250          $1,896,463
                                              ==================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

ORD = Foreign Ordinary Share

(1) Non--income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank for futures contracts.

(3) Industry is less than 0.05% of total investment securities.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the number of shares of each stock

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                               www.americancentury.com        21


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)                     EQUITY GROWTH    INCOME & GROWTH

ASSETS
Investment securities, at value
  (identified cost of $1,419,276,133 and
  $2,762,538,207, respectively) (Note 3) .... $1,574,879,561    $3,225,776,758
Cash ........................................      5,485,861        41,644,855
Receivable for investments sold .............     19,682,198        51,744,762
Receivable for capital shares sold ..........        417,708         1,360,935
Dividends and interest receivable ...........      1,604,094         4,304,619
                                              --------------    --------------
                                               1,602,069,422     3,324,831,929
                                              --------------    --------------
LIABILITIES
Disbursements in excess of
  demand deposit cash .......................      1,138,703         1,062,991
Payable for investments purchased ...........     32,704,012        57,558,438
Payable for capital shares redeemed .........      1,000,193         2,107,953
Payable for variation margin
  on futures contracts (Note 1) .............        197,625           541,875
Accrued management fees (Note 2) ............        829,150         1,735,011
Distribution fees payable (Note 2) ..........          2,516             2,445
Service fees payable (Note 2) ...............          2,516             2,445
Payable for directors' fees
  and expenses ..............................          5,111            10,045
Other liabilities ...........................          1,240             1,490
                                              --------------    --------------
                                                  35,881,066        63,022,693
                                              --------------    --------------
Net Assets .................................. $1,566,188,356    $3,261,809,236
                                              ==============    ==============
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..... $1,312,392,161    $2,594,117,758
Undistributed net investment income .........        664,217         6,797,512
Accumulated undistributed net
  realized gain from investments ............     96,840,673       195,758,958
Net unrealized appreciation
  on investments ............................    156,291,305       465,135,008
                                              --------------    --------------
                                              $1,566,188,356    $3,261,809,236
                                              ==============    ==============
Investor Class, $10.00 Par Value
Net assets .................................. $1,543,862,870    $3,210,550,229
Shares outstanding ..........................     70,496,568       113,775,298
Net asset value per share ................... $        21.90    $        28.22

Advisor Class, $10.00 Par Value
Net assets .................................. $   14,980,733    $   13,359,610
Shares outstanding ..........................        684,156           473,959
Net asset value per share ................... $        21.90    $        28.19

Institutional Class, $10.00 Par Value
Net assets .................................. $    7,344,753    $   37,899,397
Shares outstanding ..........................        335,354         1,341,490
Net asset value per share ................... $        21.90    $        28.25

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements

22       1-800-345-2021


Statements of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME                         EQUITY GROWTH  INCOME & GROWTH

Income:
Dividends (net of foreign taxes
  withheld of $6,295 and
  $23,913, respectively) ...............   $  9,450,173   $ 23,929,201
Interest ...............................      1,068,766      2,298,498
                                           ------------   ------------
                                             10,518,939     26,227,699
                                           ------------   ------------
Expenses (Note 2):
Management fees ........................      4,050,818      8,784,881
Distribution fees -- Advisor Class .....          6,071          8,858
Service fees -- Advisor Class ..........          6,071          8,858
Directors' fees and expenses ...........         18,370         27,117
                                           ------------   ------------
                                              4,081,330      8,829,714
                                           ------------   ------------
Net investment income ..................      6,437,609     17,397,985
                                           ------------   ------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments .......     97,490,163    196,244,800
                                           ------------   ------------
Change in net unrealized
  appreciation on investments ..........     77,978,685    181,731,369
                                           ------------   ------------
Net realized and unrealized
  gain on investments ..................    175,468,848    377,976,169
                                           ------------   ------------
Net Increase in Net Assets
  Resulting from Operations ............   $181,906,457   $395,374,154
                                           ============   ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks out how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments (dividends and interest)

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                                 www.americancentury.com      23


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1997

                                                    EQUITY GROWTH                         INCOME & GROWTH
Increase in Net Assets                          1998              1997               1998                 1997

OPERATIONS
Net investment income ................   $     6,437,609    $     7,052,656    $    17,397,985    $    22,556,333
Net realized gain on investments .....        97,490,163         95,280,432        196,244,800        154,430,003
Change in net unrealized
  appreciation on investments ........        77,978,685         44,869,649        181,731,369        178,014,272
                                         ---------------    ---------------    ---------------    ---------------
Net increase in net assets
   resulting from operations .........       181,906,457        147,202,737        395,374,154        355,000,608
                                         ---------------    ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .....................        (5,997,210)        (6,915,205)       (12,988,978)       (20,589,829)
  Advisor Class ......................           (31,148)            (1,492)           (35,059)            (5,232)
  Institutional Class ................           (37,033)              --             (111,336)              --
From net realized gains on
  investment transactions:
  Investor Class .....................       (27,011,259)       (79,748,875)       (22,143,379)      (152,216,029)
  Advisor Class ......................           (46,419)              --              (40,692)              --
  Institutional Class ................          (142,733)           (55,620)          (242,396)          (326,667)
                                         ---------------    ---------------    ---------------    ---------------
Decrease in net assets
  from distributions .................       (33,265,802)       (86,721,192)       (35,561,840)      (173,137,757)
                                         ---------------    ---------------    ---------------    ---------------
CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase in net assets
  from capital share
  transactions .......................       643,569,164        439,064,411      1,103,153,611        899,285,703
                                         ---------------    ---------------    ---------------    ---------------
Net increase in net assets ...........       792,209,819        499,545,956      1,462,965,925      1,081,148,554

NET ASSETS
Beginning of period ..................       773,978,537        274,432,581      1,798,843,311        717,694,757
                                         ---------------    ---------------    ---------------    ---------------
End of period ........................   $ 1,566,188,356    $   773,978,537    $ 3,261,809,236    $ 1,798,843,311
                                         ===============    ===============    ===============    ===============
Undistributed net
  investment income ..................   $       664,217    $       291,999    $     6,797,512    $     2,534,900
                                         ===============    ===============    ===============    ===============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements


24       1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Quantitative Equity Funds (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century Equity Growth Fund (Equity Growth) and American Century Income & Growth Fund (Income & Growth) (the Funds) are two of the five funds issued by the Corporation. Equity Growth seeks capital appreciation by investing in common stocks. Income & Growth seeks dividend growth, current income and capital appreciation by investing in common stocks. Each Fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies, related to all classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FUTURES CONTRACTS--The Funds may enter into stock index futures contracts in order to manage the Funds' exposure to changes in market conditions. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the Funds' custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Funds under each repurchase agreement.

     JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS--It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly for Equity Growth. Distributions from net investment income for Income & Growth were declared daily


                                                 www.americancentury.com      25


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1998 (UNAUDITED)

and distributed monthly. Effective June 26, 1998 distributions from net investment income will be declared and paid quarterly for Income & Growth. Distributions from net realized capital gains for the Funds are declared and paid semi-annually.

     The character of distributions made during the year from net investment income or net realized capital gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

     USE OF ESTIMATES-- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

     ADDITIONAL INFORMATION-- Funds Distributor, Inc. (FDI) is the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreements provide that all expenses of the Funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The annual rate at which this fee is assessed is determined monthly in a two-step process:
First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The Funds are included in the Equity Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's class average daily closing net assets during the previous month multiplied by the monthly management fee rate.

     The annualized Investment Category Fee schedule for the Funds is as follows:

     0.5200% of the first $1 billion
     0.4600% of the next $5 billion
     0.4160% of the next $15 billion
     0.3690% of the next $25 billion
     0.3420% of the next $50 billion
     0.3390% of the next $150 billion
     0.3380% of the average daily net assets over $246 billion

     The annualized Complex Fee schedule (Investor Class) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     The Complex Fee schedule for the Advisor Class is lower by 0.2500% at each graduated step. For example, if the Investor Class Complex Fee is 0.3100% for the first $2.5 billion, the Advisor Class Complex Fee is 0.0600% (0.3100% minus 0.2500%) for the first $2.5 billion. The Complex Fee


26        1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1998 (UNAUDITED)

schedule for the Institutional Class is lower by 0.2000% at each graduated step.

     The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Plan during the six months ended June 30, 1998, were $12,142 and $17,716 for Equity Growth and Income & Growth, respectively.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases of investment securities, excluding short-term investments, for the six months ended June 30,1998, for Equity Growth and Income & Growth totaled $1,315,412,467 and $2,310,014,813, respectively. Sales of investment securities, excluding short-term investments, totaled $722,693,949 and $1,294,112,365, respectively.

     As of June 30, 1998, accumulated net unrealized appreciation for Equity Growth and Income & Growth was $154,787,414 and $462,321,431, respectively, based on the aggregate cost of investments for federal income tax purposes of $1,420,092,147 and $2,763,455,327, respectively. Accumulated net unrealized appreciation consisted of unrealized appreciation of $190,084,232 and $520,293,502 for Equity Growth and Income & Growth and unrealized depreciation of $35,296,818 and $57,972,071, respectively.


                                                 www.americancentury.com      27


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

   The Corporation is authorized to issue 2,000,000,000 shares to each Fund. Transactions in shares of the Funds were as follows:

                                              EQUITY GROWTH                       INCOME & GROWTH
                                        SHARES             AMOUNT             SHARES             AMOUNT
INVESTOR CLASS
Designated shares ...............     1,000,000,000                         1,000,000,000
                                    ===============                       ===============
Six months ended June 30, 1998
Sold ............................        40,370,507    $   841,023,889         57,110,787    $ 1,518,357,269
Issued in reinvestment
  of distributions ..............         1,519,437         32,036,162          1,259,331         33,822,751
Redeemed ........................       (12,005,858)      (250,156,986)       (18,451,314)      (492,827,952)
                                    ---------------    ---------------    ---------------    ---------------
Net increase ....................        29,884,086    $   622,903,065         39,918,804    $ 1,059,352,068
                                    ===============    ===============    ===============    ===============

Year ended December 31, 1997
Sold ............................        31,535,897    $   591,260,618         49,806,519    $ 1,175,643,093
Issued in reinvestment
  of distributions ..............         4,612,659         84,728,570          7,089,192        167,281,193
Redeemed ........................       (12,731,963)      (237,525,884)       (18,631,102)      (447,642,533)
                                    ---------------    ---------------    ---------------    ---------------
Net increase ....................        23,416,593    $   438,463,304         38,264,609    $   895,281,753
                                    ===============    ===============    ===============    ===============

ADVISOR CLASS
Designated shares ...............       250,000,000                           250,000,000
                                    ===============                       ===============
Six months ended June 30, 1998
Sold ............................           761,638    $    16,166,883            338,277    $     9,352,786
Issued in reinvestment
  of distributions ..............             3,499             74,217              2,805             75,558
Redeemed ........................          (110,044)        (2,340,722)           (20,172)          (556,351)
                                    ---------------    ---------------    ---------------    ---------------
Net increase ....................           655,093    $    13,900,378            320,910    $     8,871,993
                                    ===============    ===============    ===============    ===============

Period ended December 31, 1997(1)
Sold ............................            29,050    $       607,045            188,979    $     4,885,920
Issued in reinvestment
  of distributions ..............             3,111             57,112             14,057            331,899
Redeemed ........................            (3,098)           (63,050)           (49,987)        (1,213,869)
                                    ---------------    ---------------    ---------------    ---------------
Net increase ....................            29,063    $       601,107            153,049    $     4,003,950
                                    ===============    ===============    ===============    ===============

INSTITUTIONAL CLASS
Designated shares ...............       250,000,000                           250,000,000
                                    ===============                       ===============
Period ended June 30, 1998(2)
Sold ............................           555,622    $    11,503,838          1,536,898    $    40,291,074
Issued in reinvestment
  of distributions ..............             5,713            120,549             12,211            330,610
Redeemed ........................          (225,981)        (4,858,666)          (207,619)        (5,692,134)
                                    ---------------    ---------------    ---------------    ---------------
Net increase ....................           335,354    $     6,765,721          1,341,490    $    34,929,550
                                    ===============    ===============    ===============    ===============

(1) October 9, 1997 (commencement of sale) through December 31, 1997 for Equity Growth and December 15, 1997 (commencement of sale) through December 31, 1997 for Income & Growth.

(2) January 2, 1998 (commencement of sale) through June 30, 1998 for Equity Growth and January 28, 1998 (commencement of sale) through June 30, 1998 for Income & Growth.


28       1-800-345-2021


Equity Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                               Investor Class
                                      1998(1)             1997              1996            1995           1994            1993
PER-SHARE DATA

Net Asset Value,
  Beginning of Period ..........$       19.04      $       15.96     $       14.25   $       11.53   $       12.12   $       11.68
                                -------------      -------------     -------------   -------------   -------------   -------------
Income From Investment
Operations
  Net Investment Income ........         0.10               0.27(2)           0.27            0.26            0.30            0.23
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .................         3.36               5.36              3.55            3.70           (0.33)           1.10
                                -------------      -------------     -------------   -------------   -------------   -------------
  Total From Investment
  Operations ...................         3.46               5.63              3.82            3.96           (0.03)           1.33
                                -------------      -------------     -------------   -------------   -------------   -------------
Distributions
  From Net Investment Income ...        (0.09)             (0.24)            (0.26)          (0.23)          (0.30)          (0.23)
  From Net Realized Gains on
  Investment Transactions ......        (0.51)             (2.31)            (1.85)          (1.01)          (0.26)          (0.66)
                                -------------      -------------     -------------   -------------   -------------   -------------
  Total Distributions ..........        (0.60)             (2.55)            (2.11)          (1.24)          (0.56)          (0.89)
                                -------------      -------------     -------------   -------------   -------------   -------------
Net Asset Value,
  End of Period ................$       21.90      $       19.04     $       15.96   $       14.25   $       11.53   $       12.12
                                =============      =============     =============   =============   =============   =============
  Total Return(3) ..............        18.34%             36.06%            27.34%          34.56%          (0.23)%         11.42%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ........         0.69%(4)           0.67%             0.63%           0.71%           0.75%           0.75%
Ratio of Net Investment Income
  to Average Net Assets ........         1.10%(4)           1.39%             1.74%           1.96%           2.26%           2.04%
Portfolio Turnover Rate ........           53%               161%              131%            126%             94%             97%
Net Assets, End of Period
  (in thousands) ...............$   1,543,863      $     773,425     $     274,433   $     159,450   $      97,437   $      96,284

(1) Six months ended June 30, 1998 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period


It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      29


Equity Growth--Financial Highlights

--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                       Advisor Class
                                                  1998(1)           1997(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period ........  $    19.04         $    21.61
                                               ----------         ----------
Income From Investment Operations
  Net Investment  Income ....................        0.07               0.05(3)
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .........        3.37              (0.25)
                                               ----------         ----------
  Total From Investment Operations ..........        3.44              (0.20)
                                               ----------         ----------
Distributions
  From Net Investment Income ................       (0.07)             (0.06)
  From Net Realized Gains on
  Investment Transactions ...................       (0.51)             (2.31)
                                               ----------         ----------
  Total Distributions .......................       (0.58)             (2.37)
                                               ----------         ----------
Net Asset Value, End of Period ..............  $    21.90         $    19.04
                                               ==========         ==========
  Total Return(4) ...........................       18.23%             (0.50)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .....................        0.94%(5)           0.94%(5)
Ratio of Net Investment Income
  to Average Net Assets .....................        0.85%(5)           1.14%(5)
Portfolio Turnover Rate .....................          53%               161%
Net Assets, End of Period
  (in thousands) ............................  $   14,981         $      553

(1) Six months ended June 30, 1998 (unaudited).

(2) October 9, 1997 (commencement of sale) through December 31, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total return is not annualized.

(5) Annualized.

                                              See Notes to Financial Statements


30       1-800-345-2021


Equity Growth--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                               Institutional
                                                                   Class
                                                                  1998(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period .....................        $   19.06
                                                                  ---------
Income From Investment Operations
  Net Investment Income ..................................             0.10
  Net Realized and Unrealized Gain
  on Investment Transactions .............................             3.37
                                                                  ---------
  Total From Investment Operations .......................             3.47
                                                                  ---------
Distributions
  From Net Investment Income .............................            (0.12)
  From Net Realized Gains on
  Investment Transactions ................................            (0.51)
                                                                  ---------
  Total Distributions ....................................            (0.63)
                                                                  ---------
Net Asset Value, End of Period ...........................        $   21.90
                                                                  =========
  Total Return(2) ........................................            18.34%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..................................             0.49%(3)
Ratio of Net Investment Income
  to Average Net Assets ..................................             1.33%(3)
Portfolio Turnover Rate ..................................               53%
Net Assets, End of Period
  (in thousands) .........................................        $   7,345

(1) January 2, 1998 (commencement of sale) through June 30, 1998 (unaudited).

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total return is not annualized.

(3) Annualized.

See Notes to Financial Statements


                                                 www.americancentury.com      31


Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                                Investor Class
                                      1998(1)              1997              1996            1995            1994            1993
PER-SHARE DATA

Net Asset Value,
Beginning of Period ............$       24.31       $       20.16     $       17.81   $       13.92   $       15.08   $       14.11
                                -------------       -------------     -------------   -------------   -------------   -------------
Income From Investment
 Operations
  Net Investment  Income .......         0.16                0.43(2)           0.44            0.42            0.44            0.43
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .................         4.13                6.40              3.79            4.64           (0.53)           1.15
                                -------------       -------------     -------------   -------------   -------------   -------------
  Total From Investment
  Operations ...................         4.29                6.83              4.23            5.06           (0.09)           1.58
                                -------------       -------------     -------------   -------------   -------------   -------------
Distributions
  From Net Investment Income ...        (0.14)              (0.39)            (0.44)          (0.42)          (0.43)          (0.43)
  From Net Realized Gains on
  Investment Transactions ......        (0.24)              (2.29)            (1.44)          (0.75)          (0.64)          (0.18)
                                -------------       -------------     -------------   -------------   -------------   -------------
  Total Distributions ..........        (0.38)              (2.68)            (1.88)          (1.17)          (1.07)          (0.61)
                                -------------       -------------     -------------   -------------   -------------   -------------
Net Asset Value, End of Period .$       28.22       $       24.31     $       20.16   $       17.81   $       13.92   $       15.08
                                =============       =============     =============   =============   =============   =============
  Total Return(3)  .............        17.79%              34.52%            24.15%          36.88%          (0.55)%         11.31%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ........         0.69%(4)            0.65%             0.62%           0.67%           0.73%           0.75%
Ratio of Net Investment Income
  to Average Net Assets ........         1.36%(4)            1.81%             2.32%           2.61%           2.96%           2.90%
Portfolio Turnover Rate ........           52%                102%               92%             70%             68%             31%
Net Assets, End of Period
(in thousands) .................$   3,210,550       $   1,795,124     $     717,695   $     373,701   $     224,939   $     230,191

(1) Six months ended June 30, 1998 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period


It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


32       1-800-345-2021


Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                       Advisor Class
                                                 1998(1)            1997(2)
PER-SHARE DATA

Net Asset Value,
  Beginning of Period .....................    $    24.30         $    26.36
                                               ----------         ----------
Income From Investment
 Operations
  Net Investment Income ...................          0.16               0.01(3)
  Net Realized and Unrealized
  Gain on Investment Transactions .........          4.11               0.25
                                               ----------         ----------
  Total From Investment Operations ........          4.27               0.26
                                               ----------         ----------
Distributions
  From Net Investment Income ..............         (0.14)             (0.03)
  From Net Realized Gains on
  Investment Transactions .................         (0.24)             (2.29)
                                               ----------         ----------
  Total Distributions .....................         (0.38)             (2.32)
                                               ----------         ----------
Net Asset Value, End of Period ............    $    28.19         $    24.30
                                               ==========         ==========
  Total Return(4) .........................         17.67%              1.28%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...................          0.94%(5)           0.94%(5)
Ratio of Net Investment Income
  to Average Net Assets ...................          1.11%(5)           1.22%(5)
Portfolio Turnover Rate ...................            52%               102%
Net Assets, End of Period
  (in thousands) ..........................    $   13,360         $    3,720

(1) Six months ended June 30, 1998 (unaudited).

(2) December 15, 1997 (commencement of sale) through December 31, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total return is not annualized.

(5) Annualized.

See Notes to Financial Statements


                                                 www.americancentury.com      33


Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                               Institutional
                                                                   Class
                                                                  1998(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ....................        $    24.29
                                                                 ----------
Income From Investment Operations
  Net Investment Income .................................              0.17
  Net Realized and Unrealized
  Gain on Investment Transactions .......................              4.14
                                                                 ----------
  Total From Investment Operations ......................              4.31
                                                                 ----------
Distributions
  From Net Investment Income ............................             (0.11)
  From Net Realized Gains on
  Investment Transactions ...............................             (0.24)
                                                                 ----------
  Total Distributions ...................................             (0.35)
                                                                 ----------
Net Asset Value, End of Period ..........................        $    28.25
                                                                 ==========
  Total Return(2) .......................................             17.84%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................................              0.49%(3)
Ratio of Net Investment Income
  to Average Net Assets .................................              1.58%(3)
Portfolio Turnover Rate .................................                52%
Net Assets, End of Period
   (in thousands) .......................................        $   37,899

(1) January 28, 1998 (commencement of sale) through June 30, 1998 (unaudited).

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total return is not annualized.

(3) Annualized.

                                              See Notes to Financial Statements

34       1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     American Century offers three classes of shares for Equity Growth and Income & Growth. One class is for investors who buy directly from American Century, one is for investors who buy through financial intermediaries, and the third is for large institutional customers.

     The original class of Equity Growth and Income & Growth shares is called the INVESTOR CLASS. All shares issued and outstanding before September 2, 1997, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 2, 1997. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

     An INSTITUTIONAL CLASS is also available to endowments, foundations, defined-benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class is 0.20% less than the total expense ratio of the Investor Class shares.

     All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      35


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century's quantitative equity funds are managed using computer models as key tools in making investment decisions. A stock-ranking model analyzes more than 1,500 U.S. stocks, giving each a score based on growth and value measures such as cash flow, earnings growth, and price/book ratio. Once the stocks are ranked, another model helps create a portfolio that balances high-scoring stocks with an overall risk level that is comparable to the broader stock market.

     EQUITY GROWTH seeks capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500.

     INCOME & GROWTH seeks current income and capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500. The fund's management team also targets a yield that is higher than the yield of the S&P 500.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock performance.

     The RUSSELL 2000 is an index created by the Frank Russell Company that is considered to be a broad measure of the stock price performance of small companies. It is composed primarily of small-capitalization U.S. stocks.

LIPPER RANKINGS

     LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods of less than one year.

     The Lipper categories for Equity Growth and Income & Growth are:

     GROWTH FUNDS (Equity Growth)--funds that normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

     GROWTH  &  INCOME   FUNDS   (Income  &   Growth)--funds   that   combine  a
growth-of-earnings orientation and an income requirement for level and/or rising dividends.


[left margin]

INVESTMENT TEAM LEADERS

EQUITY GROWTH
  PORTFOLIO MANAGERS:
    JEFF TYLER
    BILL MARTIN

INCOME & GROWTH
  PORTFOLIO MANAGERS:
    JOHN SCHNIEDWIND
    KURT BORGWARDT


36       1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 29-34.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES--the number of different companies held by the fund on a given date.

* DIVIDEND YIELD--a percentage return calculated by dividing the fund's dividend distributions over the past year by its current share price.

* PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share are calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER--the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

* BLUE-CHIP STOCKS--stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca Cola.

* GROWTH STOCKS--generally considered to be stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of technology, healthcare and consumer goods companies.

* LARGE-CAPITALIZATION (LARGE-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION (MID-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

* SMALL-CAPITALIZATION (SMALL-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000.

* VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

STATISTICAL TERMINOLOGY

* PRICE/BOOK (P/B) RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


                                                 www.americancentury.com      37


Notes
--------------------------------------------------------------------------------


38       1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      39


Notes
--------------------------------------------------------------------------------


40       1-800-345-2021


[inside back cover]

[right margin]

[american century logo(reg.sm)]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

FAX: 816-340-7962

INTERNET: www.americancentury.com


AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
Recycled


[back cover]

[40 Years]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9808                              (c)1998 American Century Services Corporation
SH-BKT-13281                                            Funds Distributor, Inc.

[front cover]                                                     June 30, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

             [graphic of computer terminal, keyboard and eyeglasses]

AMERICAN CENTURY GROUP
-----------------------
GLOBAL GOLD
GLOBAL NATURAL RESOURCES

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                 Century(reg.sm)
[inside front cover]


A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

Why We Changed

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable while helping you keep abreast of your fund's strategy and performance.

What's New

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but reduces the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative and user-friendly publication.

We hope you enjoy it.


[left margin]

American Century Group
Global Gold
(BGEIX)

American Century Group
Global Natural Resources
(BGRIX)

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     Global gold and natural resource-related stocks suffered from a difficult investment environment in the first half of 1998. The economic and currency crisis in Asia was largely responsible for the poor performance of commodity-related companies.

     Gold and natural resource funds in general produced flat to negative total returns for the six months; however, American Century Global Gold and Global Natural Resources each outperformed the average return of their respective peer groups. Our quantitative equity management team continued to adhere to a disciplined approach, working to position the portfolios to benefit from any future rallies in their respective markets.

     Despite the disappointing returns from Global Gold and Global Natural Resources, we continue to believe they can be constructive "hedge" investments when used as a small part of a well-diversified portfolio. Also, the fact that these sectors have been out of favor may make them of current interest to investors who employ a contrarian style of investing.

     The uncertain global market conditions reinforce the importance of a diversified investment portfolio. By holding a mix of domestic and foreign stocks, bonds and money market funds, you can help cushion your portfolio against the effects of a decline in any single investment.

     Turning to the subject of distributions, please take note of the following policy changes. Global Gold and Global Natural Resources will pay capital gains distributions in March and December going forward. The March distribution allows the funds to promptly distribute capital gains realized between the IRS's October 31 deadline for December distributions and the funds' December 31 fiscal year end. Distributions are described in greater detail in the "Distributions" section of your prospectus.

     Finally, we hope you like the new design of this report. It's intended to make the important information you need about your fund easier to find and read.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

           Table of Contents
   Report Highlights ........................................................  2
   Market Perspective .......................................................  3
GLOBAL GOLD
   Performance Information ..................................................  5
   Management Q&A ...........................................................  6
   Schedule of Investments ..................................................  9
GLOBAL NATURAL RESOURCES
   Performance Information .................................................. 11
   Management Q&A ........................................................... 12
   Schedule of Investments .................................................. 15
FINANCIAL STATEMENTS
   Statements of Assets and
   Liabilities .............................................................. 17
   Statements of Operations ................................................. 18
   Statements of Changes
   in Net Assets ............................................................ 19
   Notes to Financial
   Statements ............................................................... 20
   Financial Highlights ..................................................... 24
OTHER INFORMATION
   Share Class and Retirement
   Account Information ...................................................... 27
   Background Information
      Investment Philosophy
      and Policies .......................................................... 28
      Comparative Indices ................................................... 28
      Lipper Rankings ....................................................... 28
      Investment Team
      Leaders ............................................................... 28
   Glossary ................................................................. 29


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

Gold

* Gold traded in a narrow range in the first six months of 1998, finishing in June just under $300 per ounce after reaching an 18-year low of $278 an ounce in January.

* Two key reasons for weakness in the price of gold were slower Asian demand--caused by an economic and currency crisis there--and the threat of more European national central bank gold sales.

* Gold stocks produced disappointing returns for the six months. The FT-SE gold mine index declined 6%.

* North American stocks fell 5%. Larger-capitalization stocks performed better than small-cap shares.

* Australian and South African gold stocks produced negative returns in U.S. dollar terms; however, their returns were positive in local currencies.

Natural Resources

* Commodity prices fell sharply. For the six months, the Goldman Sachs commodity index declined a whopping 20%.

* Oil prices hit a 12-year low during the second quarter because of rising production and falling demand.

* Prices of base metals also fell. Slower Asian demand was largely responsible for the decline in commodity prices.

* Natural resource-related stocks generally performed poorly. Energy stocks outperformed basic materials shares for the six months.

GLOBAL GOLD

* Global Gold's performance reflected the difficult environment for gold and gold shares. For the six months, the portfolio fell 8.10%; however, Global Gold outperformed the average gold fund, according to Lipper Analytical Services.

* With gold trading below $300 an ounce, we focused on companies with low production costs, sophisticated hedging techniques and a lot of cash on their balance sheets.

* We expect gold to continue to trade in a relatively narrow range going forward.

* We'll continue to try to give our shareholders a pure play on the gold market, positioning the fund to take advantage of any bounce in gold prices.

GLOBAL NATURAL RESOURCES

* Global Natural Resources' performance reflected the generally poor investment environment for global commodities and natural resource-related stocks; however, Global Natural Resources performed well relative to its peers.

* The key to the portfolio's relative outperformance was our disciplined, quantitative management approach that attempts to control risk.

*   We slightly  overweighted  energy and underweighted  basic materials,  which
    helped  performance   because   energy-related   stocks  outperformed  basic
    materials shares for the six months.

* Because we don't anticipate a big rally in the commodity markets in the near future, we're likely to continue to carefully manage our level of risk relative to the benchmark.


[left margin]

"COMMODITY PRICES FELL SHARPLY. FOR THE SIX MONTHS, THE GOLDMAN SACHS COMMODITY INDEX DECLINED A WHOPPING 20%."

                GLOBAL GOLD(1)
                  (BGEIX)
TOTAL RETURNS:              AS OF 6/30/98
    6 Months                    -8.10%(2)
    1 Year                        -31.72%
NET ASSETS:                  $247 million
INCEPTION DATE:                   8/17/88

        GLOBAL NATURAL RESOURCES(1)
                  (BGRIX)
TOTAL RETURNS:              AS OF 6/30/98
    6 Months                     1.21%(2)
    1 Year                         -4.23%
NET ASSETS:                   $45 million
INCEPTION DATE:                   9/15/94

(1)  Investor Class.
(2)  Not annualized.

See Total Returns on pages 5 and 11. Investment terms are defined in the Glossary on page 29.


2       1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon]
Mark Mallon, head of conservative equity, specialty, and asset allocation funds at American Century

GOLD BULLION

     The price of gold bullion traded in a relatively narrow range through the first six months of 1998, closing on June 30 at $296 per troy ounce, up from $289 at the end of 1997. Though gold prices bounced back modestly after hitting an 18-year low of $278 per ounce in early January, the tone of the market remained cautious.

     Demand for gold bullion was sharply reduced by slumping Asian economies and currencies. Weaker currencies relative to the U.S. dollar made gold more expensive for Asian buyers because gold is priced in dollars. In addition, many Asian countries sold gold to support their currencies against the dollar. According to the World Gold Council, worldwide gold demand declined in the first quarter of 1998 by 55% compared with the first quarter of 1997. The swing factor was Southeast Asia and South Korea, which turned from big net importers into net exporters of gold.

     In terms of supply, a major issue for the market was gold held by European central banks. In July, the new European Central Bank announced it would hold 15% of its foreign exchange reserves in gold. But that announcement left open the question of what will happen to the approximately 12,000 metric tons of gold remaining in European national central banks. While the bulk of that supply is in Germany and France and is not expected to be sold, the threat of gold sales by other European national central banks continued to weigh on the market.

GOLD STOCKS

     Gold stocks turned in another poor performance as the industry continued to adapt to sub-$300 gold prices. The FT-SE gold mine index was down 6% for the six months.

     The performance of North American gold shares can best be understood as a capitalization story--the larger the company, the better the performance. Barrick, among the largest North American gold companies, was up 4%, while North American gold stocks as a whole declined 5%.

     Australian gold stocks declined 3% in U.S. dollar terms as gains in local markets were offset by currency declines. Returns were helped by merger and acquisition activity. Australian mining companies were attractive buyout candidates because of their relatively low share prices after a difficult 1997.

     South African gold stocks declined 11% in dollar terms, but that negative return reflects the collapse of the South African currency, the rand. In local currency terms, South African gold stocks were up 9%. As with Australian companies, South African gold stocks benefited from consolidation.

COMMODITIES

     Commodity prices fell in the first half of 1998. The Goldman Sachs commodity index declined a whopping 20%. Slower global economic growth was the key factor behind the decline in commodity prices.


[right margin]

"GOLD STOCKS TURNED IN ANOTHER POOR PERFORMANCE AS THE INDUSTRY CONTINUED TO ADAPT TO SUB-$300 GOLD PRICES. THE FT-SE GOLD MINE INDEX WAS DOWN 6% FOR THE SIX MONTHS."

MAJOR INDEX RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
FT-SE GOLD MINE INDEX           -6.08%
SOUTH AFRICA                   -11.20%
NORTH AMERICA                   -4.88%
AUSTRALIA                       -3.15%
SPOT PRICE OF GOLD BULLION      +2.80%

Source: Bloomberg Financial Markets

"THE PRICE OF GOLD BULLION TRADED IN A RELATIVELY NARROW RANGE THROUGH THE FIRST SIX MONTHS OF 1998."


                                                  www.americancentury.com      3


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)

     Global economic growth determines the level of world industrial production and commodity demand. In late 1997, Southeast Asia experienced a currency crisis that crippled local economies and exacerbated financial weakness in Japan. Trouble there cast a pall over the commodities markets.

     The Goldman Sachs metal commodity index fell about 12% for the six months (see the graph at left). Copper, which is used in construction, manufacturing, and electronics, is a good example of the price performance of base metals--a lack of demand led to large inventory buildups, sending the price of copper to a low of $0.72 per pound in February. Though many copper mines reduced production in the second quarter in response to falling prices, analysts expect copper to continue to trade below $0.80 per pound through 1999.

     Energy also performed poorly--crude oil prices hit a 12-year low during the second quarter. OPEC oil production rose in early 1998, while Asian demand was shrinking. A relatively mild winter and increased Iraqi supply also depressed prices. Overall, the Goldman Sachs energy commodity index was down about a quarter.

NATURAL RESOURCES STOCKS

     Lower commodity prices and the ongoing Asian economic crisis contributed to relatively poor performance by natural resource-related stocks (see the Performance of Energy and Basic Materials Stocks graph below). Declining oil prices hurt the performance of energy-related stocks. Small oil exploration companies, which are closely tied to changes in the price of crude oil, performed worst. Larger, more diversified oil refiners and producers performed better because they are less directly tied to the price of oil and have other arms of their business to support earnings when crude prices fall.

     Thanks to brief rallies, basic materials did better than energy-related shares early in the period, but ultimately underperformed energy companies for the six months. In particular, steel and paper stocks performed well early in the year before finishing the six months lower.

     By region, emerging market stocks performed worst. Japanese natural resources stocks also ended the period down, but that masks relatively strong first-quarter performance. Japanese natural resources stocks bounced in the first quarter because many investors thought the worst of the Asian crisis had passed and that Japanese stocks had been oversold. However, the second wave of the crisis hit Japanese companies very hard, and by April they were again in free fall.


[left margin]

"LOWER COMMODITY PRICES AND THE ONGOING ASIAN ECONOMIC CRISIS CONTRIBUTED TO RELATIVELY POOR PERFORMANCE BY NATURAL RESOURCE-RELATED STOCKS."

[line chart - data below]

GOLDMAN SACHS ENERGY AND METAL COMMODITIES INDICES
(Performance of $1.00)

                 Metal Index        Energy Index
1/2/98             $1.0000            $1.0000
1/9/98             $0.9611            $0.9591
1/16/98            $0.9720            $0.9545
1/23/98            $0.9977            $0.9135
1/30/98            $0.9875            $0.9860
2/6/98             $0.9746            $0.9628
2/13/98            $0.9666            $0.9284
2/20/98            $0.9398            $0.9283
2/27/98            $0.9531            $0.8978
3/6/98             $0.9535            $0.8569
3/13/98            $0.9668            $0.8236
3/20/98            $0.9600            $0.8470
3/27/98            $0.9635            $0.9354
4/3/98             $0.9394            $0.9099
4/10/98            $0.9630            $0.8973
4/17/98            $0.9780            $0.8985
4/24/98            $0.9845            $0.8604
5/1/98             $0.9686            $0.8982
5/8/98             $0.9441            $0.8541
5/15/98            $0.9201            $0.8336
5/22/98            $0.9265            $0.8022
5/29/98            $0.9166            $0.8165
6/5/98             $0.8983            $0.7965
6/12/98            $0.8866            $0.7368
6/19/98            $0.8985            $0.7295
6/26/98            $0.8722            $0.7581
6/30/98            $0.8755            $0.7631

Source: Bloomberg Financial Markets

[line chart - data below]

ENERGY & BASIC MATERIALS STOCKS
(Performance of $1.00)

                 Basic Materials         Energy
31-Dec-97            $1.0000            $1.0000
01-Jan-98            $1.0000            $1.0000
02-Jan-98            $1.0069            $1.0036
05-Jan-98            $1.0029            $0.9923
06-Jan-98            $0.9860            $0.9553
07-Jan-98            $0.9762            $0.9607
08-Jan-98            $0.9498            $0.9467
09-Jan-98            $0.9247            $0.9242
12-Jan-98            $0.9031            $0.9195
13-Jan-98            $0.9149            $0.9388
14-Jan-98            $0.9307            $0.9487
15-Jan-98            $0.9258            $0.9504
16-Jan-98            $0.9554            $0.9639
19-Jan-98            $0.9677            $0.9624
20-Jan-98            $0.9739            $0.9718
21-Jan-98            $0.9827            $0.9734
22-Jan-98            $0.9861            $0.9506
23-Jan-98            $1.0011            $0.9346
26-Jan-98            $1.0216            $0.9471
27-Jan-98            $1.0328            $0.9598
28-Jan-98            $1.0437            $0.9603
29-Jan-98            $1.0487            $0.9721
30-Jan-98            $1.0433            $0.9656
02-Feb-98            $1.0631            $0.9710
03-Feb-98            $1.0701            $0.9771
04-Feb-98            $1.0691            $0.9833
05-Feb-98            $1.0823            $0.9886
06-Feb-98            $1.0874            $0.9925
09-Feb-98            $1.0892            $0.9837
10-Feb-98            $1.0941            $0.9828
11-Feb-98            $1.0908            $0.9831
12-Feb-98            $1.0840            $0.9793
13-Feb-98            $1.0732            $0.9786
16-Feb-98            $1.0652            $0.9832
17-Feb-98            $1.0665            $0.9795
18-Feb-98            $1.0645            $0.9913
19-Feb-98            $1.0649            $0.9870
20-Feb-98            $1.0648            $0.9936
23-Feb-98            $1.0596            $0.9777
24-Feb-98            $1.0490            $0.9739
25-Feb-98            $1.0529            $0.9809
26-Feb-98            $1.0645            $1.0015
27-Feb-98            $1.0858            $1.0123
02-Mar-98            $1.1011            $1.0247
03-Mar-98            $1.1024            $1.0321
04-Mar-98            $1.0960            $1.0217
05-Mar-98            $1.0803            $1.0157
06-Mar-98            $1.0932            $1.0190
09-Mar-98            $1.1077            $1.0046
10-Mar-98            $1.1179            $1.0112
11-Mar-98            $1.1209            $1.0133
12-Mar-98            $1.1173            $1.0129
13-Mar-98            $1.1293            $1.0195
16-Mar-98            $1.1306            $1.0179
17-Mar-98            $1.1297            $1.0070
18-Mar-98            $1.1177            $1.0200
19-Mar-98            $1.1215            $1.0365
20-Mar-98            $1.1229            $1.0601
23-Mar-98            $1.1286            $1.0969
24-Mar-98            $1.1294            $1.0879
25-Mar-98            $1.1299            $1.0815
26-Mar-98            $1.1365            $1.0844
27-Mar-98            $1.1350            $1.0818
30-Mar-98            $1.1201            $1.0730
31-Mar-98            $1.1167            $1.0628
01-Apr-98            $1.1144            $1.0761
02-Apr-98            $1.1150            $1.0853
03-Apr-98            $1.1226            $1.0805
06-Apr-98            $1.1370            $1.0835
07-Apr-98            $1.1337            $1.0708
08-Apr-98            $1.1393            $1.0546
09-Apr-98            $1.1470            $1.0632
10-Apr-98            $1.1470            $1.0638
13-Apr-98            $1.1538            $1.0600
14-Apr-98            $1.1799            $1.0595
15-Apr-98            $1.1921            $1.0714
16-Apr-98            $1.1814            $1.0764
17-Apr-98            $1.1808            $1.0827
20-Apr-98            $1.1875            $1.0853
21-Apr-98            $1.1982            $1.0986
22-Apr-98            $1.1981            $1.0945
23-Apr-98            $1.1978            $1.0867
24-Apr-98            $1.1881            $1.0782
27-Apr-98            $1.1612            $1.0679
28-Apr-98            $1.1619            $1.0752
29-Apr-98            $1.1668            $1.0840
30-Apr-98            $1.1807            $1.0938
01-May-98            $1.1802            $1.1234
04-May-98            $1.1867            $1.1220
05-May-98            $1.1802            $1.1143
06-May-98            $1.1752            $1.1113
07-May-98            $1.1603            $1.0972
08-May-98            $1.1678            $1.1006
11-May-98            $1.1791            $1.1023
12-May-98            $1.1696            $1.1055
13-May-98            $1.1615            $1.1095
14-May-98            $1.1557            $1.1128
15-May-98            $1.1516            $1.1088
18-May-98            $1.1328            $1.0875
19-May-98            $1.1338            $1.0910
20-May-98            $1.1404            $1.0871
21-May-98            $1.1442            $1.0875
22-May-98            $1.1410            $1.0841
25-May-98            $1.1358            $1.0862
26-May-98            $1.1199            $1.0785
27-May-98            $1.0946            $1.0695
28-May-98            $1.0919            $1.0730
29-May-98            $1.0867            $1.0709
01-Jun-98            $1.0706            $1.0613
02-Jun-98            $1.0815            $1.0604
03-Jun-98            $1.0815            $1.0549
04-Jun-98            $1.0805            $1.0668
05-Jun-98            $1.0744            $1.0870
08-Jun-98            $1.0766            $1.0794
09-Jun-98            $1.0706            $1.0634
10-Jun-98            $1.0431            $1.0559
11-Jun-98            $1.0199            $1.0318
12-Jun-98            $1.0035            $1.0307
15-Jun-98            $0.9783            $1.0143
16-Jun-98            $0.9835            $1.0271
17-Jun-98            $1.0113            $1.0490
18-Jun-98            $1.0140            $1.0384
19-Jun-98            $1.0143            $1.0293
22-Jun-98            $0.9996            $1.0370
23-Jun-98            $0.9970            $1.0500
24-Jun-98            $0.9965            $1.0601
25-Jun-98            $0.9970            $1.0614
26-Jun-98            $0.9941            $1.0565
29-Jun-98            $0.9994            $1.0547
30-Jun-98            $1.0130            $1.0576

Source: FactSet


4       1-800-345-2021


Global Gold--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS(1) AS OF JUNE 30, 1998
                                       INVESTOR CLASS (INCEPTION 8/17/88)           ADVISOR CLASS (INCEPTION 5/6/98)
                           GLOBAL       FUND           GOLD-ORIENTED FUNDS(2)            GLOBAL         FUND
                            GOLD     BENCHMARK    AVERAGE RETURN    FUND'S RANKING        GOLD       BENCHMARK
-----------------------------------------------------------------------------------------------------------------
6 MONTHS ..............    -8.10%      -5.88%         -8.98%              --               --            --
1 YEAR ................   -31.72%     -28.49%        -35.01%         15 OUT OF 39          --            --
-----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ...............   -19.56%     -20.31%        -17.61%         23 OUT OF 34          --            --
5 YEARS ...............   -12.01%     -12.60%        -11.19%         18 OUT OF 25          --            --
LIFE OF FUND ..........    -4.14%     -3.76%(3)      -4.26%(4)       13 OUT OF 20(4)    -20.30%      -9.37%(5)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

(3) Since 8/31/88, the date nearest the class's inception for which data are available.

(4) Since 8/18/88, the date nearest the class's inception for which data are available.

(5) Since 5/31/98, the date nearest the class's inception for which data are available.

See pages 27-29 for more information about share classes, returns, the fund's benchmark and Lipper fund rankings.

[mountain chart - data below]

PERFORMANCE OF $10,000 OVER LIFE OF FUND

Value on 6/30/98
MSCI World Indes       $31,477
Benchmark               $6,993
Global Gold             $6,687

                 Global Gold          Benchmark         MSCI World Index
8/31/88*           $10,000             $10,000             $10,000
6/30/89            $9,167              $9,344              $11,739
6/30/90            $10,066             $10,530             $12,638
6/30/91            $9,094              $9,585              $12,092
6/30/92            $8,316              $8,855              $12,676
6/30/93            $12,675             $13,641             $14,885
6/30/94            $12,101             $13,049             $16,488
6/30/95            $12,846             $13,744             $18,338
6/30/96            $13,351             $14,160             $21,821
6/30/97            $9,789              $9,780              $26,798
6/30/98            $6,687              $6,993              $31,477

$10,000 investment made 8/31/88

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND
(Periods ended June 30)

             Global Gold       Fund Benchmark
6/89*           -8.33%            -6.56%
6/90             9.81%            12.70%
6/91            -9.66%            -8.98%
6/92            -8.56%            -7.61%
6/93            52.43%            54.04%
6/94            -4.53%            -4.34%
6/95             6.16%             5.32%
6/96             3.93%             3.03%
6/97           -26.66%           -30.93%
6/98           -31.72%           -28.49%


These charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The chart at left shows the performance of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The fund's benchmark and the MSCI World Stock Index are provided for comparison. Global Gold's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

* From 8/31/88 (the date nearest the class's inception for which index data are available).


                                                  www.americancentury.com      5


Global Gold--Q&A
--------------------------------------------------------------------------------

     An interview with Bill Martin, a portfolio manager on the Global Gold investment team.

HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDED JUNE 30, 1998?

     Global Gold's performance reflected the difficult investment environment for gold and gold shares. For the first half of the year, Global Gold was down 8.10%. That was slightly better than the -8.98% average return of the 42 gold funds tracked by Lipper Analytical Services. Returns over the last year tell a similar story: negative absolute returns, but performance that was better than the average gold fund. (See the Total Returns table on the previous page for additional performance comparisons.)

HOW DO YOU MANAGE THE FUND IN AN ENVIRONMENT THAT'S BEEN SO DIFFICULT FOR GOLD STOCKS?

     We continue to stick to our investment strategy, which is to give shareholders broad exposure to the gold market. To do that, we manage Global Gold relative to a proprietary benchmark that's currently about two-thirds North American gold stocks, about 20% African stocks, and 10% or so Australian gold shares. We think this approach keeps our shareholders positioned to benefit from any bounce in gold prices.

HOW WOULD YOU SUGGEST INVESTORS USE THE GLOBAL GOLD FUND IN THIS SORT OF ENVIRONMENT?

     Global Gold is a diversification tool. It's not meant to be a complete investment program by itself. We hope shareholders use the fund to hedge a small portion of their overall portfolio. An investment in gold may serve as a form of insurance against the unexpected. But like most insurance, you hope you never need it. And with global inflation low, governments stable, and financial markets healthy, gold has suffered, falling below $300 an ounce.

HOW HAS SUB-$300 GOLD AFFECTED THE INDUSTRY?

     It's put a premium on efficiency, hurting businesses with higher production costs the most. At these price levels, about half of the world's gold production is not profitable.

     Sub-$300 gold has also put small exploration companies, which tend to have weak balance sheets, in a difficult position. Many of these companies are desperate for cash and can't afford to develop a mine on their own. As a result, many small companies have been willing to enter joint ventures with larger partners at less than advantageous prices to keep from losing out entirely. That's sparked a wave of merger and acquisition activity throughout the industry, particularly in Australia and South Africa (see the Market Perspective on page 3).


[left margin]

". . .WITH GLOBAL INFLATION LOW, GOVERNMENTS STABLE, AND FINANCIAL MARKETS HEALTHY, GOLD HAS SUFFERED, FALLING BELOW $300 AN OUNCE."

PORTFOLIO AT A GLANCE
                            6/30/98          12/31/97
NUMBER OF COMPANIES           67                54
PORTFOLIO TURNOVER            27%               28%
EXPENSE RATIO (FOR
  INVESTOR CLASS)            0.70%*            0.67%

* Annualized.

[pie chart - data below]

1997 GOLD MINE PRODUCTION BY REGION
Americas               41%
Africa                 31%
Australia/Oceania      16%
Asia                   11%
Europe                  1%

Source: Gold Fields Mineral Services, Ltd.

Investment terms are defined in the Glossary on page 29.


6       1-800-345-2021


Global Gold--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

HOW DID YOU POSITION THE FUND TO RIDE OUT THAT SORT OF TURBULENCE?

     With gold trading so low and the industry going through a wave of consolidation, we've concentrated on companies with low production costs, because they're better able to maintain profitability even at these low price levels. We also looked for companies with lots of cash on their balance sheets, figuring those companies would be best positioned to make an acquisition and to ride out a prolonged market downturn.

     Looking for companies with those traits led us to the big North American low-cost gold producers. Good examples are Barrick and Newmont, which together make up more than a quarter of the portfolio (see the Top Ten Holdings table at right). For example, Barrick, which was up 4% for the six months, reported that it lowered its production costs over the last six months from $190 an ounce to $157. While cutting costs, Barrick still had forward sales at around $400 an ounce.

WHAT DOES IT MEAN TO SELL GOLD FORWARD? HOW CAN COMPANIES SELL GOLD FOR $400 AN OUNCE WHEN IT'S TRADING AT LESS THAN $300?

     Forward selling is used by large, sophisticated gold producers to hedge future sales against declines in the price of gold. In a forward sale, mining companies borrow gold, say from a dealer or central bank, to lock in current prices. Then they repay the dealer out of their own future gold production. Central banks are willing to lease gold for a forward sale because they're eager to earn a return on their assets.

     Barrick is a good example of a company that used hedging to boost revenues, hedging its gold production until the year 2000 at a price of $400 an ounce. In effect, Barrick is repaying dealers for gold borrowed years ago at $400 an ounce with gold valued at less than $300 today. The company's hedging strategy and low production costs explain why Barrick is one of the most sought-after names in the industry.

YOU MENTIONED EARLIER THAT THE INDUSTRY WAS GOING THROUGH SOME CONSOLIDATION. WERE ANY PORTFOLIO HOLDINGS MERGED OR ACQUIRED DURING THE PERIOD?

     Yes. Six of our South African holdings were merged when Anglo Mining Group combined its gold properties into a single company--Anglogold. In general, mergers benefit the fund in the long run because they tend to promote efficiency and reduce costs. Returns didn't receive a boost from the merger because of weakness in the South African currency and because the acquisition didn't value the companies at much of a premium.

THE OUTLOOK FOR SOUTH AFRICAN GOLD STOCKS HAS CHANGED SOMEWHAT. CAN YOU EXPLAIN THE NEW LANDSCAPE FOR THESE COMPANIES?

     Sure. South African companies are beginning to look like increasingly attractive buys after being neglected because of their high production costs and social and political risks. One reason is the weak South African currency, the rand. South African companies pay expenses in rand, but sell gold and book revenues in U.S. dollars. A strong dollar relative to the rand kept profits of South African gold companies high. Another reason is consolidation, which brought down production costs slightly for South African companies. For the industry as a whole, average cash costs of production declined 7% last year, according to Gold Fields Mineral Services.


[right margin]

"WE CONTINUE TO STICK TO OUR INVESTMENT STRATEGY, WHICH IS TO GIVE SHAREHOLDERS BROAD EXPOSURE TO THE GOLD MARKET."

TOP TEN HOLDINGS
                              % OF FUND INVESTMENTS
                             AS OF            AS OF
                            6/30/98          12/31/97
BARRICK GOLD CORP.           17.0%            16.0%

NEWMONT MINING
     CORP.                    9.5%            13.7%

PLACER DOME INC.              7.6%            11.4%

ANGLOGOLD LIMITED             7.0%              --

HOMESTAKE MINING CO.          5.6%             3.6%

FRANCO NEVADA
     MINING CORP. LTD.        4.4%             2.2%

NORMANDY MINING
     LIMITED                  3.8%             4.5%

EURO-NEVADA MINING
     CORPORATION              3.3%             2.5%

BATTLE MOUNTAIN
     GOLD CO.                 3.2%             2.8%

LIHIR GOLD LIMITED            2.9%             0.5%


                                                  www.americancentury.com      7


Global Gold--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

YOU MODESTLY INCREASED THE FUND'S AUSTRALIAN HOLDINGS (SEE THE GEOGRAPHIC COMPOSITION CHARTS BELOW). WHY?

     As we indicated in our last report, Australian gold stocks looked very attractive at the end of last year. That's because their share prices were cheap after a difficult 1997, and because the Australian currency weakened relative to the U.S. dollar. Australian gold stocks also got a boost in the first quarter when Homestake Mining, an American company, bought Plutonic Resources, an Australian gold company. Investors eager to get in on the next acquisition bid up prices on these stocks. Despite those positives, Australian gold shares declined 3% in U.S. dollar terms for the six months.

WHAT'S YOUR OUTLOOK FOR THE PRICE OF GOLD BULLION GOING FORWARD?

     We expect gold to continue to trade in a relatively narrow range. The price of gold is a measure of confidence in world central banks and governments. Central banks have generally kept inflation in check, while governments have done a good job reining in spending, particularly in the United States and Europe. As long as those conditions exist, it's very unlikely that the price of gold will rise significantly. Gold's price will likely be capped on the upside by fears of central bank sales and forward selling by gold producing countries. Forward sales are particularly likely in South Africa and Australia, where weak currencies make forward selling very attractive.

     However, a potential positive for gold is the increasing threat of wage inflation in the U.S. Low unemployment rates in the U.S. mean companies must bid up wages to attract qualified workers. So far, productivity gains and savings on health care and benefits costs have helped keep inflation in check even as wages rise. But it's possible these savings may have already worked through the system. Moreover, the Federal Reserve may be reluctant to raise interest rates to fight inflation. That's because higher U.S. rates would draw desperately needed investment capital away from Asia, likely worsening the economic and currency crisis there.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

     We'll continue to use our disciplined, quantitative approach, managing the fund to deliver a pure play on gold-related stocks. We'll likely remain neutral to our internal benchmark. That means a concentration in North American names, with modest positions in Australian and South African stocks. Within those weightings, we'll try to pick the best names--companies that have proven management, sophisticated hedging strategies, and low production costs. In general, that means a continued focus on the larger, more stable gold companies, such as Barrick in North America, Anglogold in South Africa, and Normandy in Australia.


[left margin]

"GOLD'S PRICE WILL LIKELY BE CAPPED ON THE UPSIDE BY FEARS OF CENTRAL BANK SALES AND FORWARD SELLING BY GOLD PRODUCING COUNTRIES."

[pie charts - data below]

GEOGRAPHIC COMPOSITION

AS OF JUNE 30, 1998

Canada                   49%
U.S.                     22%
South Africa             14%
Australia                12%
Ghana                     2%
Papua-New Guinea          1%

AS OF DECEMBER 31, 1997

Canada                   48%
U.S.                     25%
South Africa             15%
Australia                10%
Ghana                     2%


8       1-800-345-2021


Global Gold--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS
AUSTRALIA--11.9%
                1,981,000  Acacia Resources Limited               $2,112,709
                  600,000  Aurora Gold Limited(1)                    450,156
                1,431,069  Delta Gold NL                           1,756,922
                  923,300  Goldfields Limited(1)                   1,030,486
                1,700,000  Great Central Mines Limited             1,623,291
                5,580,000  Lihir Gold Limited(1)                   6,885,159
                1,516,578  Newcrest Mining Limited(1)              1,861,901
               10,897,379  Normandy Mining Limited                 8,919,134
                  200,000  Ranger Minerals NL(1)                     445,196
                1,400,000  Resolute Limited(1)                       850,709
                  925,000  Sons of Gwalia Limited                  2,294,185
                                                               ----------------
                                                                  28,229,848
                                                               ----------------
CANADA--49.4%
                   75,000  Aber Resources Ltd.(1)                    663,468
                  250,000  Agnico-Eagle Mines Ltd.                 1,375,000
                  100,000  America Mineral Fields Inc.(1)            289,204
                  329,500  Banro Resource Corporation(1)             896,873
                   79,750  Banro Resource Corporation
                              Warrants(1)                                  0
                2,111,066  Barrick Gold Corp.                     40,505,852
                1,264,000  Battle Mountain Gold Co.                7,505,000
                  392,700  Bema Gold Corp.(1)                        635,995
                  100,000  Breakwater Resources, Ltd.(1)             136,096
                  470,000  Cambior, Inc.                           2,766,493
                  100,000  Dayton Mining Corp.(1)                     64,646
                   47,900  Dia Met Minerals Ltd. Cl B(1)             733,388
                  100,000  DiamondWorks Ltd.(1)                       94,587
                  704,800  Echo Bay Mines Ltd.(1)                  1,585,800
                  577,500  Euro-Nevada Mining Corporation          7,879,198
                   17,100  Farallon Resources Ltd.(1)                 33,978
                  105,000  Francisco Gold Corp.(1)                   910,993
                  524,300  Franco Nevada Mining Corp. Ltd.        10,400,017
                   85,700  Glamis Gold Ltd.(1)                       291,586
                  300,000  Goldcorp, Inc. Cl A(1)                  1,408,594
                  400,000  Golden Knight Resources, Inc.(1)          225,920
                  100,000  Golden Star Resources Ltd.(1)             212,500
                  460,000  Greenstone Resources Ltd.(1)            1,737,267
                  515,000  IAMGOLD, International African
                              Mining Gold Corp.(1)                 1,314,178
                  175,000  Indochina Goldfields Ltd.(1)              184,580
                1,559,080  Kinross Gold Corp.(1)                   5,197,084
                  924,900  Meridian Gold Inc.(1)                   1,943,226
                  566,300  Miramar Mining(1)                         728,323
                  450,000  Nevsun Resources Ltd.(1)                  581,811
                   74,500  NovaGold Resources Inc.(1)                 35,487

Shares                                                               Value
--------------------------------------------------------------------------------
                1,530,000  Placer Dome Inc.                      $17,977,500
                  225,000  Prime Resources Group, Inc.             1,577,013
                  100,000  Pure Gold Minerals Inc.(1)                 40,829
                   70,000  Rio Narcea Gold Mines, Ltd.(1)            155,286
                  395,000  Romarco Minerals, Inc.(1)                 510,701
                   35,500  Samax Gold Inc.(1)                        129,240
                  202,000  Sutton Resources Ltd.(1)                1,147,766
                1,090,000  TVX Gold, Inc.(1)                       3,300,670
                  195,000  Teck Corporation Cl B                   2,129,734
                  100,000  Vengold Inc.(1)                           101,392
                  100,000  Viceroy Resource Corp.(1)                 156,511
                                                               ----------------
                                                                 117,563,786
                                                               ----------------
GHANA--2.3%
                  667,773  Ashanti Goldfields Company
                              Ltd. GDR                             5,425,656
                                                               ----------------
PAPUA-NEW GUINEA--0.4%
                  557,199  Niugini Mining Limited(1)                 829,179
                                                               ----------------
SOUTH AFRICA--13.9%
                  420,099  Anglogold Limited                      16,664,508
                1,442,892  Avgold Ltd.(1)                            874,117
                   50,000  De Beers Centenary AG ADR                 871,875
                1,158,300  Driefontein Consolidated Ltd.           5,902,043
                1,577,600  Eastvaal Gold Holdings Ltd.(1)          1,413,949
                1,221,732  Gold Fields Ltd.                        5,069,427
                  100,000  Randfontein Estates Gold Mining
                              Company, Witwaterstrand, Ltd.(1)       209,129
                  684,600  Western Areas Gold Mining
                              Company Ltd.(1)                      2,158,905
                                                               ----------------
                                                                  33,163,953
                                                               ----------------
UNITED STATES--21.1%
                  418,100  Crown Resources, Inc.(1)                1,803,056
                  190,000  Freeport-McMoRan Copper &
                              Gold, Inc. Cl A                      2,707,500
                  202,100  Getchell Gold Corp.(1)                  3,031,500
                1,305,776  Homestake Mining Co.(1)                13,242,119
                  960,575  Newmont Mining Corp.                   22,693,584
                  250,000  Stillwater Mining Co.
                              (Acquired 8/18/95,
                              Cost $5,375,000)(1)(2)               6,781,250
                                                               ----------------
                                                                  50,259,009
                                                               ----------------
TOTAL COMMON STOCKS--99.0%                                       235,471,431
                                                               ----------------
(Cost $344,201,922)

See Notes to Financial Statements


                                                  www.americancentury.com      9


Global Gold--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1998 (UNAUDITED)


Principal Amount                                                     Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS--1.0%
   Repurchase Agreement, BA Security Services,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 5.65%, dated 6/30/98,
    due 7/1/98 (Delivery value $2,300,361)                        $2,300,000
                                                               ----------------
   (Cost $2,300,000)

TOTAL INVESTMENT SECURITIES--100.0%                             $237,771,431
                                                               ================
   (Cost $346,501,922)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

(1) Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at June 30, 1998, was $6,781,250, which represented 2.7% of net assets.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the share amount (stocks) or principal amount (bonds) of each investment

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

                                               See Notes to Financial Statements


10       1-800-345-2021

Global Natural Res.--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS(1) AS OF JUNE 30, 1998
                                            INVESTOR CLASS (INCEPTION 9/15/94)
                          GLOBAL NATURAL        FUND              NATURAL RESOURCES FUNDS(2)
                             RESOURCES        BENCHMARK       AVERAGE RETURN      FUND'S RANKING
----------------------------------------------------------------------------------------------
6 MONTHS .................     1.21%             4.25%             -7.29%               --
1 YEAR ...................    -4.23%            -2.38%            -10.98%          18 OUT OF 51
----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ..................     8.60%            10.74%              9.24%          19 OUT OF 37
LIFE OF FUND .............     7.66%            9.45%(3)            9.15%          17 OUT OF 28

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

(3) Since 9/30/94, the date nearest the fund's inception for which data are available.

See pages 28-29 for more information about returns, the fund's benchmark and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 6/30/98
DJ World Index              $17,549
Benchmark                   $14,136
Global Natural Resources    $13,412

                                     Global
              DJ World Index       Benchmark       Natural Resources
Sep-94*          $10,000            $10,000             $10,000
Dec-94           $9,854             $9,711              $9,789
Mar-95           $10,242            $10,157             $10,227
Jun-95           $10,711            $10,409             $10,471
Sep-95           $11,277            $10,673             $10,728
Dec-95           $11,818            $11,173             $11,199
Mar-96           $12,283            $11,818             $11,870
Jun-96           $12,654            $12,086             $11,996
Sep-96           $12,821            $12,283             $12,113
Dec-96           $13,336            $12,956             $12,929
Mar-97           $13,315            $13,200             $12,952
Jun-97           $15,284            $14,480             $14,006
Sep-97           $15,769            $15,308             $15,016
Dec-97           $15,232            $13,561             $13,254
Mar-98           $17,343            $14,614             $13,969
Jun-98           $17,549            $14,136             $13,412

$10,000 investment made 9/30/94

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND
(Periods ended June 30)

                Global
          Natural Resources     Fund Benchmark
6/95*            4.71%              4.09%
6/96            14.57%             16.12%
6/97            16.73%             19.81%
6/98            -4.23%             -2.38%

These charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures. The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The Dow Jones World Stock Index and fund benchmark are provided for comparison. Global Natural Resources' returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

* From 9/30/94 (the date nearest the fund's inception for which index data are available).


                                                 www.americancentury.com      11


Global Natural Res.--Q&A
--------------------------------------------------------------------------------

     An interview with Joe Sterling, a portfolio manager on the Global Natural Resources investment team.

HOW DID THE FUND PERFORM IN THE SIX MONTHS ENDED JUNE 30, 1998?

     Global Natural Resources' performance reflected the generally poor investment environment for global commodities and natural resource-related stocks. For the six months, the fund returned 1.21%. However, Global Natural Resources performed very well relative to its peers--the average return of the 58 natural resources funds tracked by Lipper Analytical Services was -7.29% for the same period. The portfolio's returns also held up better than its peer group's over the last year. (See the Total Returns table on the previous page for additional performance comparisons.)

WHAT'S BEHIND GLOBAL NATURAL RESOURCES' RELATIVE OUTPERFORMANCE?

     The key was our disciplined, quantitative management approach that attempts to control risk. While we manage the fund relative to an index of eight industries from 30 countries, we think many of our peers tend to concentrate assets in relatively few areas of the market. Because of the Asian economic crisis, we thought a rally in global commodities was unlikely, so we didn't see the point in making big bets relative to the benchmark. Taking a more diversified, disciplined approach helped limit the fund's exposure to any single industry. That helped returns and goes a long way toward explaining why we were able to hold our value while many of our peers experienced negative returns.

CAN YOU EXPLAIN MORE ABOUT HOW YOU MANAGE THE FUND? HOW DOES A QUANTITATIVE APPROACH WORK IN PRACTICE?

     We manage Global Natural Resources to give investors a pure play on global commodity-based industries. The fund provides exposure to global economic growth trends, which are important for the success of the companies in which the fund invests. In addition, supply and demand for commodities also play key roles in fund returns.

     We use a computer model to help us determine the level of risk we want to take. Then we do fundamental analysis to pick what we believe are the best companies within the sectors or industries we elect to over- and underweight relative to the benchmark.

     Our benchmark consists of companies from two broad categories, energy and basic materials. The energy industries are oil, oil services and natural gas. Those companies make up about 75% of the benchmark. The basic materials companies, which make up the remaining quarter of the index, are in paper products, steel, nonferrous metals, mining and precious metals.

CAN YOU GIVE EXAMPLES OF SECTORS YOU OVER- OR UNDERWEIGHTED?

     In terms of broad sectors, we continued to slightly overweight energy and underweight basic materials (see the Industry Weightings charts at left). Within energy, we tended to avoid mid- and small-sized oil services companies, which have stock prices that are closely tied to the price of crude oil. Instead, we overweighted large, integrated oil producers that have other sides to their business, such as refining and chemicals. Those other business arms help

[left margin]

"GLOBAL NATURAL RESOURCES PERFORMED VERY WELL RELATIVE TO ITS PEERS."

PORTFOLIO AT A GLANCE
                              6/30/98          12/31/97
NUMBER OF COMPANIES             81                77
PORTFOLIO TURNOVER              43%               41%
EXPENSE RATIO (FOR
  INVESTOR CLASS)              0.74%*            0.73%

* Annualized.

[pie charts - data below]

INDUSTRY WEIGHTINGS

AS OF JUNE 30, 1998
Energy                  77%
Basic Materials         19%
Temporary Cash
  Investments            4%

AS OF DECEMBER 31, 1997
Energy                  79%
Basic Materials         21%

Investment terms are defined in the Glossary on page 29.


12        1-800-345-2021


Global Natural Res.--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

support corporate earnings when oil prices fall. As a result, larger oil companies performed better than small- and mid-cap oil stocks on average over the last six months.

WHY UNDERWEIGHT BASIC MATERIALS?

     We underweighted this sector because we felt that slumping Asian economies would reduce demand for most basic materials. That strategy helped overall, because energy outperformed basic materials for the six months. But that approach wasn't without its drawbacks--a few basic materials, such as paper and steel stocks, rallied during the first quarter.

WHY ARE JAPAN AND SOUTHEAST ASIA SO IMPORTANT FOR GLOBAL COMMODITY MARKETS?

     Because they're such big commodity buyers, particularly of base metals. According to HSBC Securities, Japan alone accounts for about 12% of the world demand for base metals; total Asian demand makes up a quarter of the market for these items (see the Metal Consumption by Region charts at right). Now, however, Asia is going through a severe economic downturn; Japan's economy contracted 3.5% year over year through the first quarter of 1998. Analysts expect negative economic growth for Japan in 1998 and 1999 (see the Global Economic Growth chart below). Weaker economies mean weaker commodity demand.

     The Asian slowdown also contributed to negative sentiment for commodities because analysts worried that a struggling Asia would drag down the broader global economy. The combination of slower demand and negative sentiment caused prices for many commodities to fall sharply.

WHAT DOES THAT MEAN FOR COMMODITY COMPANIES?

     To get natural resource-related stocks moving, you have to have better demand. That isn't likely to happen until Japan and Southeast Asia get their economies growing again. Japan really is the key--if it can stimulate its economy and resolve the banking crisis, it would be very good for the region and for commodity demand in general. But even though hopes are high that the new Japanese prime minister will take drastic steps to revive the economy, real change will take time.

[right margin]

[pie charts - data below]

METAL CONSUMPTION BY REGION

GLOBAL
North America            29%
Europe                   26%
Asia
  (excluding China)      25%
China                     9%
Other Countries           7%
South America             4%

ASIA (EXCLUDING CHINA)
Japan                    56%
South Korea              12%
India                    12%
ASEAN                    12%
Taiwan                    8%

Source: HSBC Securities

[bar chart - data below]

GLOBAL ECONOMIC GROWTH

                    1996            1997           1998 (e)        1999 (e)
USA                 2.8%            3.8%            3.5%            2.9%
Japan               3.9%            0.8%           -0.8%           -0.1%
EMU-11              1.5%            2.4%            3.0%            2.9%
ASEAN               7.0%            4.2%           -6.7%            0.3%
Latin America       3.5%            5.3%            3.5%            4.8%

(e) = estimate

Source: Goldman Sachs


                                                 www.americancentury.com      13


Global Natural Res.--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)
WHAT IS THE OUTLOOK FOR ENERGY OVER THE COMING MONTHS?

     The price of crude oil dominates the sentiment surrounding energy stocks. Oil prices fell in early 1998 because production rose at a time when demand was falling. But after prices bottomed out in January, several OPEC and even non-OPEC oil-producing countries announced two rounds of production cuts intended to reduce supply and boost prices. Compliance has been good so far, and world oil production is down about 2.4 million barrels a day as a result. That's a reduction of about 3.5%-4% of total global output.

     While reduced supply should mean higher oil prices going forward, all those production cuts mean there is a lot of idle capacity ready to come back on line if prices rise. In effect, that puts a lid on how high oil prices can go. Nevertheless, we still have a mildly positive outlook for energy-related stocks for the second half of the year. We think oil prices could firm up, which we would expect to lead to better corporate earnings and higher stock prices for these companies.

WHAT DO YOU SEE FOR BASIC MATERIALS?

     The outlook for base metals isn't good--the prices of copper, aluminum and other nonferrous metals are closely linked to Asian demand. But we think current low prices have already been discounted for the possibility of a global recession. And with many metals trading at multi-year lows, it would be difficult for base metals to do any worse.

     The outlook for steel is not encouraging. Steel prices continue to sag under the expectation of slower U.S. and European demand and concern that Asian companies may start dumping steel on the market.

     Paper also has a relatively poor outlook. Many pulp production facilities are expected to come back on line soon. If there isn't an increase in demand to absorb that new supply--and we don't think there will be--then we could see big supply overhangs and even lower prices for paper. As a result, we could see a repeat of the first half of 1998, when energy outperformed basic materials.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

     We'll continue to try to carefully manage our level of risk relative to the benchmark. Because we don't think we're likely to see a rally, we don't anticipate making big sector bets either way. Instead, we'll continue to stay the course for now, modestly over- and underweighting select sectors or industries when we think we can help performance. In the near term, that means we're likely to maintain a slight overweighting in large, diversified oil producers and an underweighting in some basic materials sectors, including steel and paper. We'll reevaluate the outlook in the fourth quarter depending on conditions in the commodity markets and Asia.


[left margin]

TOP TEN HOLDINGS
                                % OF FUND INVESTMENTS
                               AS OF             AS OF
                              6/30/98          12/31/97
EXXON CORP.                    10.3%             10.7%

ROYAL DUTCH
     PETROLEUM CO.              7.4%              7.8%

BRITISH PETROLEUM
     CO. PLC                    5.0%              5.7%

CHEVRON CORP.                   4.1%              4.1%

MOBIL CORP.                     3.9%              3.9%

ENI S.P.A.                      3.0%              3.3%

TOTAL SA CL B                   2.5%              2.4%

SHELL TRANSPORT &
     TRADING CO. PLC            2.4%                --

ELF AQUITAINE SA                2.3%              2.5%

RESPOL SA                       2.3%              1.6%

[pie charts - data below]

GEOGRAPHIC COMPOSITION

AS OF JUNE 30, 1998
U.S.                     51%
Europe                   38%
Americas
  (excluding U.S.)        5%
Asia/Pacific              4%
South Africa              2%

AS OF DECEMBER 31, 1997
U.S.                     51%
Europe                   33%
Americas
  (excluding U.S.)        7%
Asia/Pacific              5%
South Africa              4%


14       1-800-345-2021


Global Natural Res.--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS
ARGENTINA--1.0%
Energy
                   15,000  YPF Sociedad Anonima ADR                $450,937
                                                              -----------------
AUSTRALIA--1.4%
Basic Materials
                  135,000  Lihir Gold Limited(1)                    166,576
                  260,000  Normandy Mining Limited                  212,801
Energy
                   50,000  Woodside Petroleum Limited               249,880
                                                              -----------------
                                                                    629,257
                                                              -----------------
AUSTRIA--0.9%
Basic Materials
                   10,000  Voest-Alpine Stahl AG                    400,677
                                                              -----------------
BELGIUM--1.2%
Energy
                    4,000  Electrafina SA                           516,129
                                                              -----------------
CANADA--4.7%
Basic Materials
                   16,000  Abitibi-Consolidated Inc.                205,000
                   10,000  Barrick Gold Corp.                       191,875
                   12,000  Euro-Nevada Mining Corporation           163,723
                   15,000  Placer Dome Inc.                         176,250
                   10,000  Rio Algom Ltd. ADR                       149,062
Energy
                   17,500  Anderson Exploration Ltd.(1)             202,443
                   40,000  Hurricane Hydrocarbons
                              Ltd. Cl A(1)                          193,256
                   14,000  Petro-Canada                             224,831
                   12,000  Talisman Energy, Inc.(1)                 343,779
                   12,000  Westcoast Energy Inc.                    267,429
                                                              -----------------
                                                                  2,117,648
                                                              -----------------
FINLAND--0.9%
Basic Materials
                   15,000  UPM-Kymmene Oyj                          412,456
                                                              -----------------
FRANCE--5.6%
Energy
                    2,500  Compagnie Generale de
                              Geophysique SA(1)                     366,045
                    7,500  Elf Aquitaine SA                       1,052,327
                    8,500  Total SA Cl B                          1,102,839
                                                              -----------------
                                                                  2,521,211
                                                              -----------------
HONG KONG--0.2%
Basic Materials
                1,500,000  Jiangxi Copper Company
                              Ltd. Cl H                              98,748
                                                              -----------------

Shares                                                               Value
--------------------------------------------------------------------------------
ITALY--3.0%
Energy
                  205,000  ENI S.p.A.                            $1,341,789
                                                              -----------------
JAPAN--2.5%
Basic Materials
                   40,000  Nippon Paper Industries Co.              167,197
                  120,000  Nippon Steel Corporation                 211,744
                   40,000  Oji Paper Co. Ltd.                       174,718
                  110,000  Sumitomo Metal Industries                177,394
Energy
                   36,000  General Sekiyu K.K.                      139,283
                   35,000  Nippon Oil Company                       113,393
                   30,000  Showa Shell Sekiyu                       134,293
                                                              -----------------
                                                                  1,118,022
                                                              -----------------
MEXICO--0.5%
Basic Materials
                   17,000  Tubos de Acero de Mexico,
                              SA ADR                                217,812
                                                              -----------------
NETHERLANDS--7.4%
Energy
                   60,000  Royal Dutch Petroleum Co.              3,322,941
                                                              -----------------
NORWAY--0.9%
Energy
                   15,000  Saga Petroleum ASA Cl A                  231,113
                   14,000  Smedvig ASA Cl A                         170,005
                                                              -----------------
                                                                    401,118
                                                              -----------------
PORTUGAL--0.5%
Basic Materials
                   29,000  Portucel Industrial-Empresa
                              Produtora de Celulose, SA             230,325
                                                              -----------------
SOUTH AFRICA--2.0%
Basic Materials
                    8,000  Anglo American Corp. of
                              South Africa                          265,560
                    5,000  Anglogold Limited                        198,340
                   23,000  Driefontein Consolidated Ltd.            117,195
                   15,000  Gold Fields of South Africa              169,295
                   25,000  Sasol Ltd.                               142,531
                                                              -----------------
                                                                    892,921
                                                              -----------------
SPAIN--3.1%
Energy
                   15,000  Endesa S.A.                              327,754
                   19,000  Respol SA                              1,045,622
                                                              -----------------
                                                                  1,373,376
                                                              -----------------
SWEDEN--2.0%
Basic Materials
                   20,000  Assidoman                                580,849
                   12,000  Svenska Cellulosa AB Cl B                310,204
                                                              -----------------
                                                                    891,053
                                                              -----------------

See Notes to Financial Statements


                                                 www.americancentury.com      15


Global Natural Res.--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (continued)
JUNE 30, 1998 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------
UNITED KINGDOM--11.1%
Basic Materials
                   80,000  British Steel                           $175,965
                   35,416  Rio Tinto plc                            399,107
Energy
                   90,000  BG plc                                   520,633
                  155,065  British Petroleum Co. plc              2,262,620
                   15,000  Burmah Castrol plc                       267,955
                   75,000  Lasmo                                    300,510
                  150,000  Shell Transport & Trading Co. PLC      1,058,045
                                                              -----------------
                                                                  4,984,835
                                                              -----------------
UNITED STATES--47.1%
Basic Materials
                   17,000  AK Steel Holding Corp.                   303,875
                    6,000  Aluminum Co. of America                  395,625
                    5,000  Bowater Inc.                             236,250
                    7,000  Fort James Corporation                   311,500
                   13,000  Mead Corp. (The)                         412,750
                    3,000  Nucor Corp.                              138,000
                    5,000  Rayonier, Inc.                           230,000
                   11,000  Stillwater Mining Co.(1)                 298,375
                    6,000  Weyerhaeuser Co.                         277,125
                    9,500  Willamette Industries, Inc.              304,000
Energy
                   24,000  Amoco Corp.                              999,000
                    7,000  Anadarko Petroleum Corp.                 470,313
                    6,500  Atlantic Richfield Co.                   507,813
                   11,000  Burlington Resources Inc.                473,688
                   22,000  Chevron Corp.                          1,827,375

Shares/Principal Amount                                             Value
-----------------------------------------------------------------------------
                    7,000  EVI, Inc.(1)                            $259,875
                   18,000  El Paso Natural Gas Co.                  688,500
                   13,000  Enron Corp.                              702,813
                   15,000  Ensco International Inc.                 260,625
                   65,000  Exxon Corp.                            4,635,313
                   13,000  Halliburton Co.                          579,313
                   23,000  Mobil Corp.                            1,762,375
                   12,000  Phillips Petroleum Co.                   578,250
                   15,000  Schlumberger Ltd.                      1,024,688
                   17,200  Texaco Inc.                            1,026,625
                   10,000  Tosco Corp.                              293,750
                   10,000  Transocean Offshore                      445,000
                   14,500  USX-Marathon Group                       497,531
                   12,000  Unocal Corp.                             429,000
                    6,500  Veritas DGC Inc.(1)                      324,594
                   12,000  Williams Companies, Inc. (The)           405,000
                                                              -----------------
                                                                 21,098,941
                                                              -----------------
TOTAL COMMON STOCKS --96.0%                                      43,020,196
                                                              -----------------
   (Cost $37,096,451)

TEMPORARY CASH INVESTMENTS--4.0%
   Repurchase Agreement, BA Security Services,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 5.65%, dated 6/30/98,
    due 7/1/98 (Delivery value $1,800,283)                        1,800,000
                                                              -----------------
   (Cost $1,800,000)

TOTAL INVESTMENT SECURITIES--100.0%                             $44,820,196
                                                              =================
   (Cost $38,896,451)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the share amount (stocks) or principal amount (bonds) of each investment

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

                                               See Notes to Financial Statements


16       1-800-345-2021


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                                    GLOBAL        GLOBAL NATURAL
JUNE 30, 1998 (UNAUDITED)                            GOLD            RESOURCES

ASSETS
Investment securities, at value
  (identified cost of $346,501,922 and
  $38,896,451, respectively) (Note 3) ........   $ 237,771,431    $  44,820,196
Cash .........................................       1,335,626          260,780
Receivable for investments sold ..............           2,099             --
Receivable for capital shares sold ...........       8,625,476             --
Dividends and interest receivable ............          18,605           91,375
                                                 -------------    -------------
                                                   247,753,237       45,172,351
                                                 -------------    -------------
LIABILITIES
Disbursements in excess of
  demand deposit cash ........................         141,548            9,371
Payable for investments purchased ............          17,356          403,719
Payable for capital shares redeemed ..........          99,547           40,811
Accrued management fees (Note 2) .............         134,637           24,910
Distribution and service fees
  payable (Note 2) ...........................              11             --
Payable for directors' fees
  and expenses ...............................           1,329              735
Accrued expenses and
  other liabilities ..........................             200               68
                                                 -------------    -------------
                                                       394,628          479,614
                                                 -------------    -------------
Net Assets ...................................   $ 247,358,609    $  44,692,737
                                                 =============    =============
NET ASSETS CONSIST OF:
Capital (par value and
   paid-in surplus) ..........................   $ 436,286,022    $  39,863,340
Undistributed net investment
  income (loss) ..............................         (16,462)          14,653
Accumulated net realized loss
  on investment and foreign
  currency transactions ......................     (80,180,616)      (1,108,693)
Net unrealized appreciation
  (depreciation) on investments
  and translation of assets
  and liabilities in foreign
  currencies (Note 3) ........................    (108,730,335)       5,923,437
                                                 -------------    -------------
                                                 $ 247,358,609    $  44,692,737
                                                 =============    =============
Investor Class, $10.00 Par Value
Net assets ...................................   $ 247,333,022    $  44,692,737
Shares outstanding ...........................      42,616,613        3,885,318
Net asset value per share ....................   $        5.80    $       11.50

Advisor Class, $10.00 Par Value
Net assets ...................................   $      25,587              N/A
Shares outstanding ...........................           4,409              N/A
Net asset value per share ....................   $        5.80              N/A

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                 www.americancentury.com      17


Statements of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED                            GLOBAL       GLOBAL NATURAL
JUNE 30, 1998 (UNAUDITED)                            GOLD           RESOURCES

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes
  withheld of $77,613 and
  $43,863, respectively) .....................    $  1,845,796     $    597,901
Interest .....................................         117,671           39,634
                                                  ------------     ------------
                                                     1,963,467          637,535
                                                  ------------     ------------
Expenses (Note 2):
Management fees ..............................         909,827          159,589
Distribution fees -- Advisor Class ...........               7             --
Service fees -- Advisor Class ................               7             --
Directors' fees and expenses .................          12,363           11,079
                                                  ------------     ------------
                                                       922,204          170,668
                                                  ------------     ------------
Net investment income ........................       1,041,263          466,867
                                                  ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
(NOTE 3)
Net realized gain (loss) on:
Investments ..................................     (44,029,568)        (620,813)
Foreign currency transactions ................          25,365          (18,607)
                                                  ------------     ------------
                                                   (44,004,203)        (639,420)
                                                  ------------     ------------
Change in net unrealized
appreciation (depreciation) on:
  Investments ................................      23,537,903          776,627
Translation of assets and liabilities
  in foreign currencies ......................           4,664              916
                                                  ------------     ------------
                                                    23,542,567          777,543
                                                  ------------     ------------
Net realized and unrealized
  gain (loss) on investments
  and foreign currency .......................     (20,461,636)         138,123
                                                  ------------     ------------
Net Increase (Decrease) in
  Net Assets Resulting
  from Operations ............................    $(19,420,373)    $    604,990
                                                  ============     ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks out how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:
* interest income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                               See Notes to Financial Statements


18       1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1997

                                              GLOBAL GOLD                   GLOBAL NATURAL RESOURCES
Increase (Decrease) in Net Assets        1998              1997               1998           1997

OPERATIONS
Net investment income ...........   $   1,041,263    $   3,253,670    $     466,867    $     923,805
Net realized gain (loss) on
  investments and foreign
  currency transactions .........     (44,004,203)     (32,125,432)        (639,420)       1,041,706
Change in net unrealized
  appreciation (depreciation)
  on investments and
  translation of assets and
   liabilities in foreign
  currencies ....................      23,542,567     (153,557,529)         777,543           81,557
                                    -------------    -------------    -------------    -------------
Net increase (decrease) in
   net assets resulting
  from operations ...............     (19,420,373)    (182,429,291)         604,990        2,047,068
                                    -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ................      (1,059,183)      (3,534,937)        (447,152)        (938,125)
  Advisor Class .................            (110)            --               --               --
From net realized gains on
investment transactions:
  Investor Class ................            --         (7,324,988)            --         (1,946,841)
  Advisor Class .................            --               --               --               --
                                    -------------    -------------    -------------    -------------
Decrease in net assets
  from distributions ............      (1,059,293)     (10,859,925)        (447,152)      (2,884,966)
                                    -------------    -------------    -------------    -------------
CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase (decrease)
   in net assets from
  capital share transactions ....      21,822,963        6,717,979       (2,021,308)     (18,627,281)
                                    -------------    -------------    -------------    -------------
Net increase (decrease)
  in net assets .................       1,343,297     (186,571,237)      (1,863,470)     (19,465,179)

NET ASSETS
Beginning of period .............     246,015,312      432,586,549       46,556,207       66,021,386
                                    -------------    -------------    -------------    -------------
End of period ...................   $ 247,358,609    $ 246,015,312    $  44,692,737    $  46,556,207
                                    =============    =============    =============    =============
Undistributed net investment
  income (loss) .................   $     (16,462)   $       1,568    $      14,653    $      (5,062)
                                    =============    =============    =============    =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

*   distributions--income and gains distributed to shareholders

*   share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                 www.americancentury.com      19


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Quantitative Equity Funds (the Corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century Global Gold Fund (Global Gold) and American Century Global Natural Resources Fund (Global Natural Resources) (the Funds) are two of the five funds issued by the Corporation. The Funds are non-diversified under the 1940 Act. Global Gold's investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. Global Natural Resources' investment objective is to seek to realize a total return consistent with investment in companies that are engaged in the natural resources industry. The Funds invest primarily in equity securities. The Funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class for Global Gold commenced on May 6, 1998 and sale of the Advisor Class for Global Natural Resources had not commenced as of the report date. The following significant accounting policies, related to both classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover their obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.


20       1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 1998 (UNAUDITED)

     REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the Fund's custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Funds under each repurchase agreement.

     JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS--It is the policy of the Funds to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid semiannually. Distributions from net realized capital gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Those differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     At  December  31,  1997,  Global Gold had  accumulated  net  realized  loss
carryovers  for  federal  income  tax  purposes  of  approximately   $13,900,000
(expiring in 2005) which may be used to offset future taxable gains.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

     ADDITIONAL INFORMATION--Funds Distributor, Inc. (FDI) is the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides each Fund with investment advisory and management services in exchange for a single, unified management fee. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category, and the Equity Fund Category. The Funds are included in the Equity Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.

     The annualized Investment Category Fee schedule for each Fund is as follows:

     0.5200% of the first $1 billion
     0.4600% of the next $5 billion
     0.4160% of the next $15 billion
     0.3690% of the next $25  billion
     0.3420% of the next $50 billion
     0.3390% of the next $150 billion
     0.3380% of the average daily net assets over $246 billion


                                                 www.americancentury.com      21


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1998 (UNAUDITED)

     The annualized Complex Fee schedule (for the Investor Class) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     The Complex Fee schedule for the Advisor Class is lower by 0.2500% at each graduated step. For example, if the Investor Class Complex Fee is 0.3100% for the first $2.5 billion, the Advisor Class Complex Fee is 0.0600% (0.3100% minus 0.2500%) for the first $2.5 billion.

     The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases of securities, excluding short-term investments, for Global Gold and Global Natural Resources totaled $84,539,497 and $19,996,217, respectively. Sales of securities, excluding short-term investments, for Global Gold and Global Natural Resources totaled $71,415,668 and $23,012,622, respectively.

     As of June 30, 1998, accumulated net unrealized appreciation (depreciation) for Global Gold and Global Natural Resources was $(115,884,816) and $5,860,036, respectively, based on the aggregate cost of investments for federal income tax purposes of $353,656,247 and $38,960,160, respectively. Accumulated net unrealized appreciation or depreciation consisted of unrealized appreciation of $17,656,957 and $9,355,352 for Global Gold and Global Natural Resources and unrealized depreciation of $133,541,773 and $3,495,316, respectively.


22       1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

   The Corporation is authorized to issue 2,000,000,000 shares to each Fund. Transactions in shares of the Funds were as follows:

                                                      GLOBAL GOLD                  GLOBAL NATURAL RESOURCES
                                                SHARES           AMOUNT             SHARES          AMOUNT
INVESTOR CLASS
Designated shares ........................ 1,000,000,000                       1,000,000,000
                                          ==============                      ==============
Six months ended June 30, 1998
Sold .....................................    54,483,048    $  360,504,063         3,453,007    $   40,981,792
Issued in reinvestment of distributions ..       176,088           989,655            37,412           427,626
Redeemed .................................   (50,874,484)     (339,700,622)       (3,661,942)      (43,430,726)
                                          --------------    --------------    --------------    --------------
Net increase (decrease) ..................     3,784,652    $   21,793,096          (171,523)   $   (2,021,308)
                                          ==============    ==============    ==============    ==============

Year ended December 31, 1997
Sold .....................................    56,650,525    $  498,502,780         5,448,117    $   68,396,071
Issued in reinvestment of distributions ..     1,572,865        10,054,826           241,208         2,772,120
Redeemed .................................   (57,572,936)     (501,839,627)       (7,174,926)      (89,795,472)
                                          --------------    --------------    --------------    --------------
Net increase (decrease) ..................       650,454    $    6,717,979        (1,485,601)   $  (18,627,281)
                                          ==============    ==============    ==============    ==============

ADVISOR CLASS
Designated shares ........................   250,000,000
                                          ==============
Period ended June 30, 1998(1)
Sold .....................................         4,605    $       30,963
Issued in reinvestment of distributions ..            20               110
Redeemed .................................          (216)           (1,206)
                                          --------------    --------------
Net increase .............................         4,409    $       29,867
                                          ==============    ==============

(1)  May 6, 1998 (commencement of sale) through June 30, 1998.


                                                 www.americancentury.com      23

Global Gold--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                        Investor Class
                                    1998(1)            1997           1996          1995           1994           1993
PER-SHARE DATA

Net Asset
Value,
Beginning of Period ............$      6.34       $     11.33    $     12.37    $     11.33    $     13.67    $      7.55
                                -----------       -----------    -----------    -----------    -----------    -----------
Income From Investment
  Operations
  Net Investment Income ........       0.03              0.09           0.06           0.02           0.03           0.01
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .................      (0.54)            (4.79)         (0.40)          1.03          (2.32)          6.12
                                -----------       -----------    -----------    -----------    -----------    -----------
  Total From Investment
  Operations ...................      (0.51)            (4.70)         (0.34)          1.05          (2.29)          6.13
                                -----------       -----------    -----------    -----------    -----------    -----------
Distributions
  From Net Investment Income ...      (0.03)            (0.09)         (0.06)         (0.01)         (0.02)         (0.01)
  From Net Realized Gains
  on Investment Transactions ...       --               (0.20)         (0.64)          --             --             --
  In Excess of Net Realized
  Gains ........................       --                --             --             --            (0.03)          --
                                -----------       -----------    -----------    -----------    -----------    -----------
  Total Distributions ..........      (0.03)            (0.29)         (0.70)         (0.01)         (0.05)         (0.01)
                                -----------       -----------    -----------    -----------    -----------    -----------
Net Asset Value,
End of Period ..................$      5.80       $      6.34    $     11.33    $     12.37    $     11.33    $     13.67
                                ===========       ===========    ===========    ===========    ===========    ===========
  Total Return(2) ..............      (8.10)%          (41.47)%        (2.76)%         9.25%        (16.75)%        81.22%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ........       0.70%(3)          0.67%          0.62%          0.61%          0.61%          0.72%
Ratio of Net Investment Income
  to Average Net Assets ........       0.79%(3)          0.92%          0.46%          0.17%          0.20%          0.23%
Portfolio Turnover Rate ........         27%               28%            45%            28%            42%            28%
Net Assets, End of Period
  (in thousands) ...............$   247,333       $   246,015    $   432,587    $   537,693    $   568,030    $   616,347

(1) Six months ended June 30, 1998 (unaudited).

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period


It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                               See Notes to Financial Statements

24       1-800-345-2021


Global Gold--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                  Advisor Class
                                     1998(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period ................  $ 7.31
                                      ------
Income From Investment Operations
  Net Realized and Unrealized
  Loss on Investment Transactions ..   (1.48)
                                      ------
Distributions
  From Net Investment Income .......   (0.03)
                                      ------
Net Asset Value, End of Period .....  $ 5.80
                                      ======
  Total Return(2) ..................  (20.30)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............    0.95%(3)
Ratio of Net Investment Loss
  to Average Net Assets ............  (0.51)%(3)
Portfolio Turnover Rate ............      27%
Net Assets, End of Period
  (in thousands) ...................  $   26

(1) May 6, 1998 (commencement of sale) through June 30, 1998 (unaudited).

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total return is not annualized.

(3) Annualized.

See Notes to Financial Statements


                                                 www.americancentury.com      25


Global Natural Res.--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                           1998(1)            1997              1996         1995        1994(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ..................  $    11.48       $    11.91       $    10.66    $     9.61    $    10.00
                                        ----------       ----------       ----------    ----------    ----------
Income From Investment Operations
  Net Investment Income ..............        0.12             0.22             0.17          0.16          0.07
  Net Realized and Unrealized
  Gain (Loss)
  on Investment Transactions .........        0.02             0.08             1.46          1.22         (0.42)
                                        ----------       ----------       ----------    ----------    ----------
  Total From Investment Operations ...        0.14             0.30             1.63          1.38         (0.35)
                                        ----------       ----------       ----------    ----------    ----------
Distributions
  From Net Investment Income .........       (0.12)           (0.23)           (0.17)        (0.16)        (0.04)
  From Net Realized Gains on
   Investment Transactions ...........        --              (0.50)           (0.21)        (0.17)         --
                                        ----------       ----------       ----------    ----------    ----------
  Total Distributions ................       (0.12)           (0.73)           (0.38)        (0.33)        (0.04)
                                        ----------       ----------       ----------    ----------    ----------

Net Asset Value, End of Period .......  $    11.50       $    11.48       $    11.91    $    10.66    $     9.61
                                        ==========       ==========       ==========    ==========    ==========
  Total Return(3) ....................        1.21%            2.50%           15.45%        14.41%        (3.48)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ..............        0.74%(4)         0.73%(5)         0.76%         0.76%         --

Ratio of Net Investment Income
  to Average Net Assets ..............        2.01%(4)         1.55%(5)         1.78%         2.02%         2.74%(4)

Portfolio Turnover Rate ..............          43%              41%              53%           39%         --

Net Assets, End of Period
  (in thousands) .....................  $   44,693       $   46,556       $   66,021    $   30,157    $   18,972

(1) Six months ended June 30, 1998 (unaudited).

(2) September 15, 1994 (inception) through December 31, 1994.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

(5) A portion of the management fee was waived during the year ended December 31, 1997. In absence of the fee waiver, the ratio of operating expenses to average net assets would have been 0.77% and the ratio of net investment income to average net assets would have been 1.51%.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period


It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                               See Notes to Financial Statements


26       1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     American Century offers two classes of shares for Global Gold and Global Natural Resources. One class is for investors who buy directly from American Century, the other is for investors who buy through financial intermediaries.

     The original class of Global Gold and Global Natural Resources shares is called the INVESTOR CLASS. All shares issued and outstanding before September 2, 1997, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 2, 1997. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class. The ADVISOR CLASS had not commenced as of June 30, 1998, for Global Natural Resources fund.

     All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      27


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The American Century group offers 14 funds, including four "specialty" funds that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of the respective industries. Due to the limited focus of these funds, they may experience greater volatility than funds with a broader investment strategy. They are not intended to serve as a complete investment program. International investing also involves special risks, such as political instability and currency fluctuations.

     GLOBAL GOLD seeks to realize a total return consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

     GLOBAL NATURAL RESOURCES seeks to realize a total return consistent with investment in companies that are engaged in the natural resources industries.

COMPARATIVE INDICES

     The indices listed are used in the report to serve as a comparison for the performance of a fund. They are not investment products available for purchase.

     The Global Gold fund benchmark was the Benham North American Gold Equities Index from inception through February 1996. From March 1996 through December 1997, the benchmark was the FT-SE Gold Mines Index. From January 1998 to the present, the benchmark has been a proprietary index described in more detail on page 6.

     The FT-SE(reg.tm) GOLD MINES INDEX(2) consists of 31 gold mining companies in five countries and is considered a broad measure of the worldwide gold equities market.

     The DOW JONES WORLD STOCK INDEX, created by the editors of The Wall Street Journal, consists of 2,800 stocks in 29 countries and is divided into nine broad market sectors. We created the Global Natural Resources fund's benchmark index using the companies represented in two of these sectors--Basic Materials and Energy. We altered the Basic Materials sector to exclude chemical companies because they do not stockpile natural resources.

     The MORGAN STANLEY WORLD STOCK INDEX is a widely followed group of stocks from 22 different countries including the U.S. and Canada.

LIPPER RANKINGS

     LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated.

     The Lipper categories for Global Gold and Global Natural Resources are:

     GOLD-ORIENTED FUNDS (Global Gold)--funds that invest at least 65% of their assets in shares of gold mines, gold-oriented mining finance houses, gold coins or bullion.

     NATURAL RESOURCES FUNDS (Global Natural Resources)--funds that invest at least 65% of their assets in natural resources stocks.



(1) The DJWSI is the property of Dow Jones & Company, Inc., which is not affiliated with American Century.

(2) The FT-SE Gold Mines Index is calculated by FT-SE International Limited in conjunction with the Institute of Actuaries. The FT-SE Gold Mines Index is a trademark of the London Stock Exchange Limited and the Financial Times Ltd. and is used by FT-SE International Limited under license. FT-SE International Limited does not sponsor, endorse or promote the fund.

[left margin]
INVESTMENT TEAM LEADERS

GLOBAL GOLD
  PORTFOLIO MANAGER:
    BILL MARTIN

GLOBAL NATURAL RESOURCES
  PORTFOLIO MANAGER:
    JOE STERLING

28       1-800-345-2021


Glossary
--------------------------------------------------------------------------------

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 24-26.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES--the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

* LARGE-CAPITALIZATION (LARGE-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION (MID-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

* SMALL-CAPITALIZATION (SMALL-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.


                                                 www.americancentury.com      29


Notes
--------------------------------------------------------------------------------


30       1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      31


Notes
--------------------------------------------------------------------------------


32       1-800-345-2021


[inside back cover]

[right margin]

[american century logo(reg.sm)]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

FAX: 816-340-7962

INTERNET: www.americancentury.com


AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
Recycled


[back cover]

[40 Years]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9808                              (c)1998 American Century Services Corporation
SH-BKT-13280                                            Funds Distributor, Inc.

[front cover]                                                     June 30, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

             [graphic of computer terminal, keyboard and eyeglasses]

AMERICAN CENTURY GROUP
-----------------------
UTILITIES

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                 Century(reg.sm)
[inside front cover]


A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

Why We Changed

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable while helping you keep abreast of your fund's strategy and performance.

What's New

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but reduces the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative and user-friendly publication.

We hope you enjoy it.

[left margin]

American Century Group
Utilities
(BULIX)

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     U.S. stocks have posted historic returns over the last few years. The first six months of 1998 continued this momentum, despite some slowing in the second quarter due to the economic and financial crisis in Asia. Utilities stocks in general performed well by historical standards but didn't quite keep pace with the S&P 500.

     We continue to believe U.S. stocks should produce fine results over the long run. Corporate America is in good health. While the crisis in Asia has affected earnings in some areas, the overall U.S. economy is sound. Utilities stocks have benefited from the Asia crisis because utilities are perceived to have lower Asian exposure than other stock sectors. Utilities are also appealing when the U.S. economy and the stock market take a downturn because of their relatively steady income stream, which makes them more bond-like than other stocks.

     The ability of the quantitative equity team that manages American Century Utilities to find attractive investment opportunities is clearly reflected in the fund's performance during the first half of the year. The fund outperformed the average utilities fund, a feat it duplicated for the one-, three- and five-year periods ended June 30, 1998.

     Turning to the subject of distributions, please note the following policy changes. American Century Utilities paid a capital gains distribution in March 1998 as well as in December 1997. The fund will continue on this March-December capital gains distribution schedule going forward. The March distribution allows the fund to promptly distribute capital gains realized between the IRS's October 31 deadline for December distributions and the fund's December 31 fiscal year-end.

     In addition, Utilities, which has historically paid income dividends on a monthly basis, recently began paying these dividends on a quarterly basis. This will make the fund's distribution policy consistent with other American Century income and equity funds. Distributions are described in greater detail in the "Distributions" section of your prospectus.

     Finally, we hope you like the new design of this report. It's intended to make the important information you need about your fund easier to find and read.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

           Table of Contents
   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
UTILITIES
   Performance Information .................................................   5
   Management Q&A ..........................................................   6
   Schedule of Investments .................................................   9
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities .............................................................  11
   Statement of Operations .................................................  12
   Statements of Changes
   in Net Assets ...........................................................  13
   Notes to Financial
   Statements ..............................................................  14
   Financial Highlights ....................................................  17
OTHER INFORMATION
   Retirement Account
   Information .............................................................  18
   Background Information
      Investment Philosophy
      and Policies .........................................................  19
      Comparative Indices ..................................................  19
      Lipper Rankings ......................................................  19
      Investment Team
      Leaders ..............................................................  19
   Glossary ................................................................  20


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The U.S stock market's recent climb was very steep. Calendar 1995-1997 marked one of the best three-year performance runs on record for the S&P 500.

* The sharp ascent continued during the first six months of 1998. The S&P 500 gained 17.66%.

* Stocks owed much of their success to a robust economy with minimal inflation.

* Utilities stocks also performed well, though not quite as well as the broader market.

* Electric and gas utilities stocks fell a bit out of favor early in 1998 but rallied later as investors sought haven from the "Asian contagion."

* Telecommunications companies benefited from growing earnings and a wave of industry consolidation.

* Cautionary notes were sounded in the market as the first half of 1998 ended. U.S. stock prices in general were expensive by most traditional measures. Earnings multiples hit historical highs and dividend yields fell to historical lows.

* An upturn in inflation or a substantial decline in corporate earnings could derail the stock rally. Investor expectations are running high. In this environment, stocks could prove vulnerable to disappointments.

MANAGEMENT Q&A

* American Century Utilities performed well, providing a solid return and outperforming the average utilities fund.

* The portfolio's telecommunications holdings increased. Telecommunications benefited from growing demand for higher-profit services and from a wave of merger activity. The industry also offers relatively little exposure to the economic problems in Asia.

* American Century Utilities was slightly underweighted in electric utilities stocks but moderately overweighted in natural gas companies. Though electric companies represented a larger share of the fund's holdings (to match the fund's benchmark), we found natural gas firms to be more attractive.

* The portfolio's electric and natural gas utility stocks also offer only limited exposure to the turmoil in Asia.

*   The fund's yield declined, primarily because of the rising share price.

* We're optimistic about long-term prospects for utilities. Streamlining caused by mergers and acquisitions and by deregulation should help earnings growth.

* Going forward, we'll focus on the long-term prospects for the utilities industry and avoid overreacting to short-term market developments. We'll also continue to use the same disciplined investment strategy that helped us achieve solid long-term performance.


[left margin]

"WE'RE OPTIMISTIC ABOUT LONG-TERM PROSPECTS FOR UTILITIES. STREAMLINING CAUSED BY MERGERS AND ACQUISITIONS AND BY DEREGULATION SHOULD HELP EARNINGS GROWTH."

                UTILITIES
                 (BULIX)
TOTAL RETURNS:             AS OF 6/30/98
    6 Months                      8.55%*
    1 Year                        35.25%
NET ASSETS:                 $221 million
30-DAY SEC YIELD                   2.68%
INCEPTION DATE:                   3/1/93

* Not annualized.

See Total Returns on page 5.
Investment terms are defined in the Glossary on page 20.


2       1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon]
Mark Mallon, head of conservative equity, specialty, and asset allocation funds at American Century

A STEEP CLIMB

     Just how quickly did the U.S. stock market appreciate over the past few years? It took approximately 16 years, from 1970-1985, for the S&P 500 to double. Only six years later, it had doubled again, and roughly five years after that, in early 1997, it had doubled once more, to 800. At the end of June 1998, the S&P 500 was over 1100. As the accompanying graph illustrates, the index's climb was very steep.

     Looked at another way, calendar 1995-1997 marked one of the best three-year performance runs on record. All three years saw returns of more than 20%. During the first half of 1998, the S&P 500 barely paused to catch its breath, gaining 17.66%. Lower corporate earnings, a tight U.S. labor market, and the ongoing economic crisis in Asia caused only minor pullbacks in the second quarter.

A POWERHOUSE ECONOMY

     U.S. stocks owed much of their success to a robust economy with minimal inflation. The U.S. economy demonstrated a vigor we hadn't seen in a generation

* U.S. economic growth hit 3.9% in 1997 and 5.5% in the first quarter  of 1998.

* Inflation was a mere 1.7% for the year ended June 30.

* Interest rates were among the lowest since the 1960s.

* Unemployment in 1997 was the lowest in 28 years.

* The U.S. government projected the first federal budget surplus in  30 years.

UTILITIES PARTICIPATED TOO

     Utilities stocks had a tremendous year in 1997, one that's not likely to be repeated in 1998. However, utilities continued to perform very well during the first half, boosted by the strong performance of telecommunications companies such as AT&T, Ameritech and GTE. Despite this strong performance, the sector lagged behind the continued exceptional returns of the largest U.S. companies, represented by the S&P 500. (See the accompanying Market Returns chart.)

     Utilities stocks, which are considered a safe haven in times of market turmoil, posted near-record returns in 1997 in the face of economic and currency turmoil in Asia. But during the first quarter of 1998, investors recovered from their Asian gloom and turned their backs on electric and natural gas stocks in search of faster-growing opportunities elsewhere.

[right margin]

"U.S. STOCKS OWED MUCH OF THEIR SUCCESS TO A ROBUST ECONOMY WITH MINIMAL INFLATION."

MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
S&P 500                        17.66%
S&P TELECOMMUNICATIONS
   (LONG DISTANCE) INDEX       15.40%
S&P ELECTRIC INDEX              5.54%
S&P NATURAL GAS INDEX          11.98%

[mountain chart - data below]

S&P 500 PERFORMANCE
FROM DECEMBER 1970 TO DECEMBER 1997

DATE             PRICE
12/70            92.15
12/71           102.09
12/72           118.05
12/73            97.55
12/74            68.56
12/75            90.19
12/76           107.46
12/77            95.10
12/78            96.11
12/79           107.94
12/80           135.76
12/81           122.55
12/82           140.64
12/83           164.93
12/84           167.24
12/85           211.28
12/86           242.17
12/87           247.08
12/88           277.72
12/89           353.40
12/90           330.22
12/91           417.09
12/92           435.71
12/93           466.45
12/94           459.27
12/95           615.93
12/96           740.74
12/97           970.43

Source: Bloomberg Financial Markets


                                                  www.americancentury.com      3


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)

     Telecommunications stocks provided some of those growth opportunities. Their success is owed to two main factors: continued strong earnings growth and another wave of industry consolidation. Earnings growth was spurred by both cost-cutting and increased sales of profitable products. As a result of industry consolidation, many telecom companies realized efficiencies of scale and were able to cut their expenses. What's more, these companies enjoyed growing profits from high-margin services, such as cellular service and call waiting.

     The new round of telecommunications industry consolidation sparked an explosion in telecom mega-mergers. In the first quarter of 1998, the $72 billion merger between Ameritech and SBC Communications was announced, followed in the second quarter by the $65 billion proposed merger of AT&T and cable company TCI. This trend continued in the third quarter when Bell Atlantic and GTE announced a $52 billion merger deal.

SECTOR LEADERSHIP SHIFTS

     The tide turned in favor of electric and natural gas stocks late in the second quarter. Not only were they cheap relative to other market sectors, but they received a boost from a new round of Asian troubles that surfaced in June. In addition, the bond market rallied and provided a favorable backdrop for utilities stocks. (Utilities, because of their relatively high dividend payments, historically have exhibited bond-like performance characteristics.) Finally, investors became increasingly concerned about telecommunications and the ability of large non-utility companies to maintain earnings growth in light of the Asian crisis and its negative influence on U.S. growth.

EARNINGS, INFLATION, AND INTEREST RATES

     What could derail the U.S. stock market? Most likely an upturn in inflation or a substantial decline in earnings. For a hint of what could happen, you don't have to look farther than the second and third quarters of 1998, when the Asian crisis threatened earnings.

     If inflation picks up, interest rates are likely to rise too, as the Federal Reserve tries to head off inflation by pushing rates higher. Higher interest rates increase the cost of borrowing for everyone, from corporations to prospective home buyers, and thus tend to slow economic growth and dampen inflation.

     This has been a very resilient market. But investor expectations are running high, which is reflected in the S&P 500's steep climb over the last three and a half years. In this environment, stocks could prove vulnerable to disappointments.


[left margin]

"UTILITIES LAGGED BEHIND THE CONTINUED EXCEPTIONAL RETURNS OF THE S&P 500."

[line chart - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 1998
Value on 6/30/98
S&P 500                $1.18
S&P Telecomm
  (long distance)      $1.15
S&P Natural Gas        $1.12
S&P Electric           $1.06

              S&P       S&P Electric   S&P Natural    S&P Telecomm
              500        Companies        Gas        (long distance)
12/31/97     $1.00         $1.00         $1.00           $1.00
1/31/98      $1.01         $0.96         $0.97           $1.06
2/28/98      $1.08         $0.98         $1.04           $1.07
3/31/98      $1.14         $1.06         $1.06           $1.16
4/30/98      $1.15         $1.02         $1.08           $1.11
5/31/98      $1.13         $1.02         $1.08           $1.15
6/30/98      $1.18         $1.06         $1.12           $1.15


4       1-800-345-2021


Utilities--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 1998
                                        INCEPTION 3/1/93
                                      FUND            UTILITY FUNDS(2)
                       UTILITIES   BENCHMARK   AVERAGE RETURN   FUND'S RANKING
------------------------------------------------------------------------------
6 MONTHS(1) ...........   8.55%      11.55%        8.44%              --
1 YEAR ................  35.25%      38.59%       25.93%          8 OUT OF 95
------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ...............  22.79%      25.05%       19.05%          9 OUT OF 81
5 YEARS ...............  13.69%      15.09%       12.20%         11 OUT OF 37
LIFE OF FUND ..........  14.00%      15.04%       12.26%(3)      11 OUT OF 35(3)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

(3) Since 3/4/93, the date nearest the fund's inception for which data are available.

See pages 19-20 for more information about returns, the fund's benchmark and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 6/30/98
S&P 500              $29,129
Fund Benchmark       $21,107
Utilities            $20,111

                   Utilities             S&P 500           Fund Benchmark
DATE               ACCT VALUE           ACCT VALUE          ACCT VALUE
2/28/93             $10,000              $10,000              $10,000
6/30/93             $10,590              $10,335              $10,455
9/30/93             $11,264              $10,601              $11,078
12/31/93            $10,659              $10,847              $10,614
3/31/94             $9,732               $10,440              $9,699
6/30/94             $9,639               $10,484              $9,562
9/30/94             $9,801               $10,997              $9,812
12/31/94            $9,590               $10,996              $9,618
3/31/95             $10,161              $12,064              $10,071
6/30/95             $10,862              $13,212              $10,795
9/30/95             $11,897              $14,234              $11,822
12/31/95            $13,013              $15,089              $12,877
3/31/96             $12,698              $15,898              $12,637
6/30/96             $13,133              $16,609              $13,237
9/30/96             $12,505              $17,118              $12,839
12/31/96            $13,640              $18,547              $13,997
3/31/97             $13,351              $19,048              $13,782
6/30/97             $14,870              $22,371              $15,230
9/30/97             $15,696              $24,034              $16,157
12/31/97            $18,528              $24,722              $18,921
3/31/98             $20,748              $28,165              $21,403
6/30/98             $20,111              $29,129              $21,107

$10,000 investment made 3/1/93

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

                Utilities        Fund Benchmark
6/93*             5.90%              4.55%
6/94             -8.98%             -8.54%
6/95             12.68%             12.89%
6/96             20.92%             22.63%
6/97             13.22%             15.05%
6/98             35.25%             38.59%

The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The S&P 500 and fund's benchmark are provided for comparison. Utilities' returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

* From 3/1/93 (the fund's inception date) to 6/30/93.


                                                  www.americancentury.com      5


Utilities--Q&A
--------------------------------------------------------------------------------

     An interview with John Schniedwind, Kurt Borgwardt and Joe Sterling, portfolio managers on the Utilities fund investment team.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 1998?

     American Century Utilities performed well, providing a solid return and outperforming the average utilities fund. The fund's total return was 8.55%, compared with the 8.44% average return of the 105 utilities funds tracked by Lipper Analytical Services. The portfolio's longer-term returns also beat the comparable returns of the average utilities fund. (See the Total Returns table on the pervious page for other fund performance comparisons.)

WHY HAS AMERICAN CENTURY UTILITIES CONTINUED TO OUTPERFORM THE AVERAGE UTILITIES FUND?

     At least part of the fund's good recent performance compared with its peers is due to the fact that it has remained fully invested in utilities stocks. We don't try to time the market or boost returns and yields by straying outside of the utilities sector. We strive to deliver a "pure play" on utilities, primarily phone, electric and natural gas companies.

     The fund's consistent returns might also be attributable to our disciplined investment approach, based on a benchmark index of utilities companies.

CAN YOU DESCRIBE THE PORTFOLIO'S BENCHMARK AND ITS ROLE?

     The benchmark consists of approximately 165 utilities stocks that meet our investment criteria. We manage the fund to match the benchmark's performance and risk characteristics. The benchmark's composition by industry group is approximately 50% telephone and communication services, about 35% electric utilities and the remaining 15% or so in natural gas companies. The fund's company and industry weightings typically don't stray too far from the composition of the benchmark.

HOW WAS THE PORTFOLIO ALLOCATED ACROSS THE THREE SECTORS THAT MAKE UP THE BENCHMARK?

     Because telecommunications stocks outperformed the electric and natural gas sectors through much of the past six months, our telecommunications weighting grew to 55% of fund assets, up from about 50% as of December 31, 1997. The stocks of long-distance companies in particular performed well, thanks largely to growing demand for higher-profit services such as cellular.

     Adding further support to telecom companies was a wave of merger activity. One of the largest proposed mergers in any industry so far this year was the planned combination of Ameritech and SBC Communications. Both companies were among the portfolio's top 10 holdings at the end of the period. AT&T, another of the fund's larger holdings, also announced a proposed merger with cable giant TCI.


[left margin]

"AMERICAN CENTURY UTILITIES PERFORMED WELL, PROVIDING A SOLID RETURN AND OUTPERFORMING THE AVERAGE UTILITIES FUND."

PORTFOLIO AT A GLANCE
                             6/30/98          12/31/97
NUMBER OF COMPANIES            83                77
30-DAY SEC YIELD              2.68%             2.93%
PRICE/EARNINGS RATIO          17.0              17.2
PORTFOLIO TURNOVER            67%(1)            92%(2)
EXPENSE RATIO (FOR
  INVESTOR CLASS)            0.70%(3)           0.72%

(1) Six months ended 6/30/98.

(2) Year ended 12/31/97.

(3) Annualized.

Investment terms are defined in the Glossary on page 20.


6       1-800-345-2021


Utilities--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Although telecom stocks experienced a slight downturn in May and June, we remained committed to them. Not only are they fairly priced, in our view, they also offer relatively little exposure to the economic problems in Asia.

HOW WAS AMERICAN CENTURY UTILITIES POSITIONED IN ELECTRIC AND NATURAL GAS
STOCKS?

     The fund was slightly underweighted in electric utilities stocks but moderately overweighted in natural gas companies. Both struggled in the first quarter of this year when investors were focused on finding higher-octane growth elsewhere in the market. Their fortunes reversed late in the second quarter, when a renewed bout of nervousness over Asia caused investors to seek stocks with dependable earnings and little Asian exposure.

     Although electric utilities stocks represented a larger share of the fund's holdings (to match the benchmark), we found natural gas stocks to be slightly more attractive because they offered better relative value and earnings growth.

WHAT WAS UTILITIES' EXPOSURE TO FOREIGN MARKETS DURING THE PERIOD?

     We focused primarily on utilities that generate most of their earnings in the U.S. That said, roughly 6% of holdings were in ADRs (American Depository Receipts), which are U.S.-traded securities that represent shares of foreign-based corporations. Among our largest foreign holdings were Telefonos de Mexico, the largest Mexican phone service provider, and its Canadian equivalent, Bell Canada.

     The fund had limited exposure to companies that operate or conduct significant amounts of business in troubled Asian economies.

THE DIVIDEND YIELD DECLINED DURING THE SIX-MONTH PERIOD. WAS THAT A RESULT OF DIVIDEND CUTS BY UTILITIES COMPANIES?

     No. The period didn't include any major dividend cut announcements by utilities companies. The main reason for the slight decline in the fund's yield was its rising share price. Other things being equal, the higher the value of each fund share, the lower its yield. (See the Glossary on page 20 for a complete definition of the fund's 30-day SEC yield.) But generally speaking, utilities companies have paid out smaller dividends over the past several years as more of their money is reinvested for growth and improvements.

WHAT'S YOUR OUTLOOK FOR UTILITIES STOCKS?

     We're optimistic about long-term prospects. Telecommunications companies have enjoyed strong earnings growth thanks mostly to the efficiencies they've wrung out of mergers and acquisitions. We think that those earnings can continue to grow, as long as the economy remains relatively healthy.

     We expect, however, that merger activity will shift from the telecom arena to the electric. As more and more states adopt legislation that allows competition among electric providers, power companies may increasingly look for opportunities to restructure geographically to gain a foothold in new markets. Others will likely streamline their operations by divesting themselves of


[right margin]

"ONE OF THE LARGEST PROPOSED MERGERS WAS THE PLANNED COMBINATION OF AMERITECH AND SBC COMMUNICATIONS. BOTH WERE IN THE PORTFOLIO'S TOP 10 HOLDINGS."

TOP TEN HOLDINGS
                               % OF FUND INVESTMENTS
                             AS OF              AS OF
                            6/30/98           12/31/97
BELLSOUTH CORP.               6.6%               5.6%

AMERITECH CORP.               5.5%               5.0%

SBC COMMUNICATIONS
     INC.                     5.3%               3.2%

GTE CORP.                     5.1%               5.1%

WORLDCOM, INC.                4.9%               3.6%

AT&T CORP.                    4.6%               2.7%

BELL ATLANTIC CORP.           4.5%               4.0%

AIRTOUCH
     COMMUNICATIONS,
     INC.                     4.0%               4.3%

U S WEST
     COMMUNICATIONS
     GROUP                    3.9%               3.3%

SEMPRA ENERGY                 3.8%                --


                                                  www.americancentury.com      7


Utilities--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

non-core units to focus on a core business--be it power generation or power transmission/distribution.

     To the extent that restructuring and consolidation are viewed favorably by investors, heightened merger activity should bode well for the electric sector. We anticipate that mergers will also increase in the natural gas sector, which we believe is the most attractively priced sector in the utilities group.

     We think that the short-term prospects for utilities stocks, however, are less certain. If inflation becomes the by-product of the strong U.S. economy, interest rates could rise and put bond prices under pressure. Because they pay relatively high dividends, utilities stocks often mimic the bond market's performance. On the other hand, if economic growth slows enough to reduce the earnings prospects for cyclical companies (those that are sensitive to the economy's ups and downs), utilities stocks could benefit from lower interest rates and attention from investors who become more conservative.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR THE FUND?

     We'll focus on the long-term prospects for the utilities industry and avoid overreacting to short-term market developments. Furthermore, we'll continue to manage the fund to deliver a "pure play" in utilities, meaning we'll stay fully invested in utilities stocks at all times. That means the fund is likely to underperform the broader market when utilities lag. For the time being, we're comfortable with our allocation among sectors. Above all, we'll continue to use the same disciplined investment strategy that helped us achieve solid long-term performance.


[left margin]

"OUR TELECOMMUNICATIONS WEIGHTING GREW TO ABOUT 55% OF FUND ASSETS, UP FROM ABOUT 50%."

INDUSTRY BREAKDOWN
                                % OF FUND INVESTMENTS
                               AS OF              AS OF
                              6/30/98           12/31/97
COMMUNICATIONS
     SERVICES                   55%                50%
ELECTRIC                        33%                34%
NATURAL GAS                     10%                10%
OTHER                            2%                 6%


8       1-800-345-2021


Utilities--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS
COMMUNICATIONS SERVICES--55.4%
            176,300  AT&T Corp.                                  $10,071,138
            149,800  AirTouch Communications, Inc.(1)              8,753,938
             24,600  Aliant Communications, Inc.                     674,194
             71,900  ALLTEL Corp.                                  3,343,350
            271,600  Ameritech Corp.                              12,188,050
             63,500  BCE Inc.                                      2,710,656
            217,400  Bell Atlantic Corp.                           9,918,875
            215,100  BellSouth Corp.                              14,438,588
             10,300  Cable & Wireless plc ADR                        379,813
              7,200  Cellular Communications
                        International, Inc.(1)                       360,000
             19,400  Century Telephone Enterprises,
                        Inc.                                         889,975
             29,700  Cincinnati Bell Inc.                            850,163
             19,500  CommNet Cellular Inc.(1)                        286,406
              8,800  e.spire(tm) Communications Inc.(1)              198,825
            200,100  GTE Corp.                                    11,130,563
             49,700  Hong Kong Telecommunications
                        Ltd. ADR                                     938,088
             20,600  IDT Corp.(1)                                    619,931
             45,200  MCI Communications Corp.                      2,625,838
             10,100  Nextel Communications, Inc.(1)                  250,922
             14,200  Pacific Gateway Exchange, Inc.(1)               569,331
             34,500  Paging Network, Inc.(1)                         481,922
             10,500  PanAmSat Corp.(1)                               597,844
             28,900  Premiere Technologies, Inc.(1)                  239,780
            290,100  SBC Communications Inc.                      11,603,988
             22,600  SkyTel Communications Inc.(1)                   529,688
              6,100  SmarTalk TeleServices, Inc.(1)                   86,544
             19,500  Sprint Corp.                                  1,374,750
             31,400  Telecom Corporation of New
                        Zealand Ltd. ADR                           1,028,350
             83,000  Telefonos de Mexico, S.A. Cl L
                        ADR                                        3,989,188
             29,400  Transaction Network Services,
                        Inc.(1)                                      621,994
            183,200  U S WEST Communications
                        Group                                      8,610,400
              3,900  United States Cellular Corp.(1)                 119,925
              9,400  West Teleservices Corp.(1)                      115,150
              1,300  Western Wireless Corp. Cl A(1)                   25,878
              5,500  WinStar Communications, Inc.(1)                 236,328
            222,800  WorldCom, Inc.(1)                            10,770,988
                                                                ---------------
                                                                 121,631,361
                                                                ---------------

Shares                                                               Value
--------------------------------------------------------------------------------
ENERGY (PRODUCTION &
MARKETING)--1.2%
             20,800  Coastal Corp. (The)                          $1,452,100
              3,900  Enron Corp.                                     210,844
             20,600  NICOR Inc.                                      826,575
                                                                ---------------
                                                                   2,489,519
                                                                ---------------
NATURAL GAS--10.2%
             36,000  Atmos Energy Corp.                            1,098,000
             12,100  Consolidated Natural Gas Co.                    712,388
             71,500  Eastern Enterprises                           3,065,563
            103,300  Energen Corp.                                 2,078,913
             63,200  Equitable Resources Inc.                      1,927,600
             87,100  KN Energy, Inc.                               4,719,731
             26,700  MCN Energy Group Inc.                           664,163
             18,900  NUI Corp.                                       480,769
             30,500  National Fuel Gas Co.                         1,328,656
             12,400  ONEOK, Inc.                                     494,450
             60,100  Piedmont Natural Gas Co., Inc.                2,020,863
             61,500  Southwest Gas Corp.                           1,502,906
             14,800  Washington Gas Light Co.                        395,900
             89,200  Westcoast Energy Inc.                         1,990,275
                                                                ---------------
                                                                  22,480,177
                                                                ---------------
UTILITIES (ELECTRIC)--32.6%
            102,700  Allegheny Energy, Inc.                        3,093,838
            113,900  Baltimore Gas & Electric Co.                  3,538,019
             28,900  Central Maine Power Co.                         563,550
             40,250  Conectiv, Inc.                                  825,125
             15,700  Conectiv, Inc. Cl A                             569,125
             47,400  Consolidated Edison Co. of
                        New York, Inc.                             2,183,363
             35,400  Detroit Edison Company                        1,429,275
             73,500  Dominion Resources, Inc. (Va.)                2,995,125
             49,400  Duke Power Co.                                2,926,950
             14,500  Edison International                            428,656
              5,200  El Paso Electric Co.(1)                          47,775
             66,000  Empresa Nacional de Electricidad
                        S.A. (Chile) ADR                             940,500
             19,500  Energy East Corp.                               811,688
             80,500  FIRSTENERGY CORP.                             2,475,375
             34,600  GPU Inc.                                      1,308,313
            100,700  Hawaiian Electric Industries, Inc.            3,996,531
             29,200  Houston Industries Inc.                         901,550
             56,000  MDU Resources Group, Inc.                     1,998,500
            131,600  Minnesota Power & Light Co.                   5,231,100
             19,300  New Century Energies, Inc.                      876,944
             44,900  Otter Tail Power Co.                          1,671,122
             15,800  PP&L Resources, Inc.                            358,463
            156,000  Public Service Co. of New Mexico              3,539,250
            304,100  Sempra Energy(1)                              8,438,775
            211,100  Southern Co.                                  5,844,831
            150,500  Texas Utilities Co.                           6,264,563

See Notes to Financial Statements


                                               www.americancentury.com        9


Utilities--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (continued)
JUNE 30, 1998 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------
             83,400  UGI Corp.                                    $2,074,575
             32,500  UniSource Energy Corp.(1)                       511,875
                300  United Illuminating Co.                          15,188
             82,500  Utilicorp United Inc.                         3,109,219
            118,600  Washington Water Power Co.                    2,661,088
                                                                ---------------
                                                                  71,630,251
                                                                ---------------
TOTAL COMMON STOCKS--99.4%                                       218,231,308
                                                                ---------------
 (Cost $178,254,005)

Principal Amount                                                     Value
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS--0.6%
   Repurchase Agreement, BA Security Services,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 5.65%, dated 6/30/98,
    due 7/1/98 (Delivery value $1,400,220)                        $1,400,000
                                                                ---------------
   (Cost $1,400,000)

TOTAL INVESTMENT SECURITIES--100.0%                             $219,631,308
                                                                ===============
   (Cost $179,654,005)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

-------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the number of shares of each stock

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

                                               See Notes to Financial Statements


10       1-800-345-2021


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

ASSETS
Investment securities, at value
  (identified cost of $179,654,005)
  (Note 3) ...............................................        $  219,631,308
Cash .....................................................             1,110,626
Receivable for investments sold ..........................             2,169,440
Dividends and interest receivable ........................               649,760
                                                                  --------------
                                                                     223,561,134
                                                                  --------------
LIABILITIES
Disbursements in excess
  of demand deposit cash .................................               116,033
Payable for investments purchased ........................             2,185,940
Payable for capital shares redeemed ......................               121,080
Accrued management fees (Note 2) .........................               124,089
Payable for directors' fees
  and expenses ...........................................                 1,272
                                                                  --------------
                                                                       2,548,414
                                                                  --------------
Net Assets ...............................................        $  221,012,720
                                                                  ==============
CAPITAL SHARES, $10.00 PAR VALUE
Authorized ...............................................         2,000,000,000
                                                                  ==============
Outstanding ..............................................            14,682,544
                                                                  ==============
Net Asset Value Per Share ................................        $        15.05
                                                                  ==============
NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) ..................        $  162,854,852
Undistributed net investment income ......................               645,360
Accumulated undistributed net
  realized gain from investment
  transactions ...........................................            17,535,273
Net unrealized appreciation
  on investments (Note 3) ................................            39,977,235
                                                                  --------------
                                                                  $  221,012,720
                                                                  ==============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                               www.americancentury.com        11


Statement of Operations
--------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME

Income:
Dividends (net of foreign tax
  withheld of $25,096) ...................................         $  3,572,184
Interest .................................................               55,964
                                                                   ------------
                                                                      3,628,148
                                                                   ------------
Expenses (Note 2):
Management fees ..........................................              755,721
Directors' fees and expenses .............................               12,170
                                                                   ------------
                                                                        767,891
                                                                   ------------
Net investment income ....................................            2,860,257
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain on investments .........................           18,167,440
Change in net unrealized
  appreciation on investments ............................           (2,654,485)
                                                                   ------------

Net realized and unrealized
  gain on investments ....................................           15,512,955
                                                                   ------------

Net Increase in Net Assets
  Resulting from Operations ..............................         $ 18,373,212
                                                                   ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments (dividends and interest)

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                               See Notes to Financial Statements


12       1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1997

Increase in Net Assets

                                                    1998                1997
OPERATIONS
Net investment income ..................      $   2,860,257       $   4,813,402
Net realized gain on
  investment transactions ..............         18,167,440          14,150,655
Change in net unrealized
  appreciation on investments ..........         (2,654,485)         25,220,795
                                              -------------       -------------
Net increase in net assets
  resulting from operations ............         18,373,212          44,184,852
                                              -------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .............         (2,464,552)         (4,602,845)
From net realized gains
  from investment transactions .........         (3,439,463)        (10,451,945)
                                              -------------       -------------
Decrease in net assets
  from distributions ...................         (5,904,015)        (15,054,790)
                                              -------------       -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..............        116,488,487         108,091,075
Proceeds from reinvestment
  of distributions .....................          5,266,026          13,016,905
Payments for shares redeemed ...........       (123,172,710)        (85,409,985)
                                              -------------       -------------
Net increase (decrease) in
  net assets from capital
  share transactions ...................         (1,418,197)         35,697,995
                                              -------------       -------------
Net increase in net assets .............         11,051,000          64,828,057

NET ASSETS
Beginning of period ....................        209,961,720         145,133,663
                                              -------------       -------------
End of period ..........................      $ 221,012,720       $ 209,961,720
                                              =============       =============
Undistributed net
   investment income ...................      $     645,360       $     249,655
                                              =============       =============

TRANSACTIONS IN SHARES
OF THE FUND
Sold ...................................          7,985,926           8,043,039
Issued in reinvestment
  of distributions .....................            356,904             973,561
Redeemed ...............................         (8,406,966)         (6,883,378)
                                              -------------       -------------
Net increase (decrease) ................            (64,136)          2,133,222
                                              =============       =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                               www.americancentury.com        13


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Quantitative Equity Funds (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century Utilities Fund (the
Fund) is one of the five funds issued by the Corporation. The Fund seeks current income and long-term growth of capital and income. The Fund invests primarily in equity securities of companies engaged in the utilities industry. The Fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class commenced on June 25, 1998. Due to the immaterial amount of transactions for the Advisor Class, they are not shown separately on the financial statements. The following significant accounting policies, related to both classes of the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury and Agency obligations.

     INCOME TAX STATUS--It is the Fund's policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income were declared daily and distributed monthly. Effective June 26, 1998, distributions from net investment income will be declared and paid quarterly. Distributions from net realized capital gains are expected to be declared and paid semi-annually.

     The character of distributions made during the year from net investment income or net realized capital gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of


14        1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1998 (UNAUDITED)

contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

     ADDITIONAL INFORMATION--Fund's Distributor, Inc. (FDI) is the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of those Directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category, and the Equity Fund Category. The Fund is included in the Equity Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by the Fund based on each class's average daily closing net assets during the previous month multiplied by the monthly management fee rate.

     The annualized Investment Category Fee schedule for the Fund is as follows:

     0.5200% of the first $1 billion
     0.4600% of the next $5 billion
     0.4160% of the next $15 billion
     0.3690% of the next $25 billion
     0.3420% of the next $50 billion
     0.3390% of the next $150 billion
     0.3380% of the average daily net assets over $246 billion

     The annualized Complex Fee schedule (Investor Class) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     The Complex Fee schedule for the Advisor Class is lower by 0.2500% at each graduated step. For example, if the Investor Class Complex Fee is 0.3100% for the first $2.5 billion, the Advisor Class Complex Fee is 0.0600% (0.3100% minus 0.2500%) for the first $2.5 billion.

     The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.


                                               www.americancentury.com        15


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases and sales of securities, excluding short-term investments, totaled $146,638,177 and $147,964,431, respectively. On June 30, 1998, accumulated net unrealized appreciation on investments was $39,366,517, based on the aggregate cost of investments for federal income tax purposes of $180,264,791, which consisted of unrealized appreciation of $41,539,646 and unrealized depreciation of $2,173,129.


16       1-800-345-2021


Utilities--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                       1998(1)             1997           1996          1995            1994         1993(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period .............  $     14.24       $     11.51    $     11.44    $      8.79    $     10.24    $     10.00
                                   -----------       -----------    -----------    -----------    -----------    -----------
Income From Investment
  Operations
  Net Investment Income .........         0.23              0.43           0.45           0.42           0.44           0.36
  Net Realized and
  Unrealized Gain (Loss)
  on Investment Transactions ....         1.01              3.57           0.08           2.65          (1.45)          0.30
                                   -----------       -----------    -----------    -----------    -----------    -----------
  Total From Investment
  Operations ....................         1.24              4.00           0.53           3.07          (1.01)          0.66
                                   -----------       -----------    -----------    -----------    -----------    -----------
Distributions
  From Net Investment Income ....        (0.20)            (0.42)         (0.46)         (0.42)         (0.44)         (0.36)
  From Net Realized Gains on
  Investment Transactions .......        (0.23)            (0.85)          --             --             --            (0.06)
                                   -----------       -----------    -----------    -----------    -----------    -----------
  Total Distributions ...........        (0.43)            (1.27)         (0.46)         (0.42)         (0.44)         (0.42)
                                   -----------       -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period ..  $     15.05       $     14.24    $     11.51    $     11.44    $      8.79    $     10.24
                                   ===========       ===========    ===========    ===========    ===========    ===========
  Total Return(3) ...............         8.55%            35.82%          4.82%         35.70%        (10.03)%         6.60%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .........         0.70%(4)          0.72%          0.71%          0.75%          0.75%          0.50%(4)
Ratio of Net Investment Income
  to Average Net Assets .........         2.60%(4)          3.56%          3.88%          4.31%          4.67%          4.23%(4)
Portfolio Turnover Rate .........           67%               92%            93%            68%            61%            39%
Net Assets, End of Period
  (in thousands) ................  $   221,013       $   209,962    $   145,134    $   218,794    $   152,570    $   194,314

(1) Six months ended June 30, 1998 (unaudited).

(2) March 1, 1993 (inception) through December 31, 1993.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period


It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                               www.americancentury.com        17


Retirement Account Information
--------------------------------------------------------------------------------

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


18       1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The American Century Group offers 10 equity funds, including four "specialty" equity funds* that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of their respective industries.

     UTILITIES seeks current income and long-term growth of capital and income. The fund invests primarily in the stocks of companies engaged in the utilities industry, including electricity, natural gas, telecommunications services, cable television, water or sanitary services. To enhance fund income and increase diversification, the fund may invest up to 25% of its assets in fixed-income securities.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

     The FUND BENCHMARK consists of approximately 165 utility stocks that meet the fund's investment criteria. The benchmark's composition by industry group is approximately 50% telephone and communication services, 35% electric and 15% natural gas companies.

     The S&P ELECTRIC INDEX is composed of 26 electric power companies in the S&P 500.

     The S&P NATURAL GAS INDEX is composed of 11 natural gas distributors and pipeline companies in the S&P 500.

     The S&P TELECOMMUNICATIONS (LONG DISTANCE) INDEX is composed of four long-distance telephone companies in the S&P 500.

LIPPER RANKINGS

     LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objective. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper category for Utilities is:

     UTILITY FUNDS--funds that invest at least 65% of their portfolios in utilities stocks.

* Investing  in  these  funds  involves   special  risks  resulting  from  their
  concentrated investment objectives. They are not intended to serve as a complete investment program by themselves.


[right margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGERS:
    JOHN SCHNIEDWIND
    KURT BORGWARDT
    JOE STERLING


                                               www.americancentury.com        19


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 17.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES--the number of different companies held by the fund on a given date.

* 30-DAY SEC YIELD--net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's dividend income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER--the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

* LARGE-CAPITALIZATION (LARGE-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION (MID-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

* SMALL-CAPITALIZATION (SMALL-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000.


20       1-800-345-2021


[inside back cover]

[right margin]

[american century logo(reg.sm)]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

FAX: 816-340-7962

INTERNET: www.americancentury.com


AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
Recycled


[back cover]

[40 Years]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9808                              (c)1998 American Century Services Corporation
SH-BKT-13279                                            Funds Distributor, Inc.